                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus
             May 1, 2003

                        CREDIT SUISSE TRUST

                        - BLUE CHIP PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   A Word About Risk..............................           4
   Investor Profile...............................           4
PERFORMANCE SUMMARY............... ...............           5
INVESTOR EXPENSES................ ................           7
   Fees and Portfolio Expenses....................           7
   Example........................................           8
THE PORTFOLIO IN DETAIL............. .............           9
   The Management Firm............................           9
   Portfolio Information Key......................           9
   Goal and Strategies............................          11
   Portfolio Investments..........................          12
   Risk Factors...................................          12
   Portfolio Management...........................          12
   Financial Highlights...........................          13
MORE ABOUT RISK................. .................          14
   Introduction...................................          14
   Types of Investment Risk.......................          14
   Certain Investment Practices...................          18
MEET THE MANAGER................ .................          22
MORE ABOUT YOUR PORTFOLIO............ ............          24
   Share Valuation................................          24
   Distributions..................................          24
   Taxes..........................................          24
   Statements and Reports.........................          25
BUYING AND SELLING SHARES............ ............          26
OTHER INFORMATION.................................          27
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


----------------------------------------------------------------------------------------------------
GOAL                   PRINCIPAL STRATEGIES                                PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------------
Long-term capital      - Invests at least 80% of its net assets, plus any  - Market risk
appreciation            borrowings for investment purposes, in equity
                       securities of U.S. blue chip companies
                       - Blue chip companies are companies which, at the
                         time of purchase, are represented in the S&P 500
                         Index
----------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   The principal risk factor for the portfolio is discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for capital appreciation

 - want to diversify their investments with stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY
The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how portfolio performance has varied from year to year for up to 10 years. The table compares the performance of the portfolio over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS
                            [AMOUNTS IN PERCENTAGES]

YEAR ENDED 12/31:
[PORTFOLIO PERFORMANCE BAR CHART]                 2002



2002                                                                            -26.64

  BEST QUARTER:     7.31%  (Q4 02)
  WORST QUARTER:   -17.37%  (Q3 02)
  INCEPTION DATE: 11/30/01

                          AVERAGE ANNUAL TOTAL RETURNS

                                                FIVE
                                 ONE YEAR      YEARS       10 YEARS     LIFE OF     INCEPTION
    PERIOD ENDED 12/31/02:         2002      1998-2002    1993-2002    PORTFOLIO       DATE
 BLUE CHIP PORTFOLIO             -26.64%          N/A          N/A      -24.65%     11/30/01
 S&P 500 INDEX* (REFLECTS NO
 DEDUCTIONS FOR FEES AND
 EXPENSES)                       -22.10%          N/A          N/A      -19.92%

* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co. Inc.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are based on expenses (before fee waivers and expense reimbursements) for the fiscal year ended December 31, 2002. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

-----------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------
Sales charge (load) on purchases                                   NONE
-----------------------------------------------------------------------------
Deferred sales charge (load)                                       NONE
-----------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                    NONE
-----------------------------------------------------------------------------
Redemption fees                                                    NONE
-----------------------------------------------------------------------------
Exchange fees                                                      NONE
-----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from portfolio assets)
-----------------------------------------------------------------------------
Management fee                                                    0.75%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee                               NONE
-----------------------------------------------------------------------------
Other expenses                                                    0.64%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.39%
-----------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

                   EXPENSES AFTER WAIVERS
                     AND REIMBURSEMENTS
Management fee                                                 0.52%
Distribution and service (12b-1) fee                            NONE
Other expenses                                                 0.64%
                                                               -----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                        1.16%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table on the previous page (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

----------------------------------------------------------------------------------------------
       ONE YEAR              THREE YEARS              FIVE YEARS              TEN YEARS
----------------------------------------------------------------------------------------------
         $142                    $440                    $761                   $1,669
----------------------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   During the 2002 fiscal year, the portfolio paid CSAM 0.52% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.
     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on page 11. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individual designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks long-term capital appreciation. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index.

   In choosing securities, the portfolio manager looks at a number of factors, including:

 - the reliability and effectiveness of management

 - whether the issuer is a leader in its business segment

 - whether the price of the security is attractive compared to its competitors

 - whether the company is expected to generate above-average growth rates

 - the economic and political outlook

   The portfolio manager applies research that has been provided by research analysts, including those employed by Credit Suisse First Boston. The portfolio is "sector neutral," meaning that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of electric and gas utilities sectors.

   The portfolio manager takes a long-term view of each stock, generally holding each stock until its long-term growth potential no longer meets the portfolio's requirements. The portfolio manager may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   A company could be considered "blue chip" even though it does not pay a regular dividend, and the portfolio is not expected to pay any regular income dividends to shareholders.

   Some companies may cease to be represented in the S&P 500 Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the S&P 500 Index, and may continue to hold such securities. These companies continue to be considered "blue chip" for purposes of the portfolio's minimum 80% allocation to "blue chip" equities. The characteristics of companies considered "blue chip" may be changed in the future.

   The portfolio may invest in new and unseasoned companies that the portfolio manager believes have the potential for long-term capital appreciation.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objectives without further shareholder action.

     PORTFOLIO INVESTMENTS

   The portfolio invests primarily in:

 - Common stock

 - Preferred stock

 - Interests in master limited partnerships

 - Securities convertible into common stocks

 - Securities whose values are based on common stock, such as warrants

   The portfolio may also invest up to 20% of the value of its net assets in fixed income securities, including up to 5% of its net assets in fixed income securities rated below investment grade, to earn income when CSAM believes that this will not compromise the portfolio's objective. The portfolio invests primarily in U.S. companies but may also invest up to 10% of its assets in non-U.S. securities and another 10% in restricted securities or other instruments with no ready market. To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factor is:

 - market risk

   The value of your investment will fluctuate in response to stock market movements.

   "More About Risk" details certain other investment practices the portfolio may use.

     PORTFOLIO MANAGEMENT

   Hugh M. Neuburger manages the portfolio. You can find out more about him in "Meet the Manager."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

------------------------------------------------------------------------------------------
PERIOD ENDED:                                                    12/02         12/01(1)
PER SHARE DATA
------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.02         $10.00
------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                                                0.02           0.00(2)
Net gain/(loss) on investments (both realized and
 unrealized)                                                        (2.69)          0.02
------------------------------------------------------------------------------------------
 Total from investment operations                                   (2.67)          0.02
------------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income                                 0.00(2)          --
Net asset value, end of period                                      $7.35         $10.02
------------------------------------------------------------------------------------------
Total return(3)                                                    (26.64)%         0.20%
------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                          $20,290         $5,122
 Ratio of expenses to average net assets                             1.16%          1.16%(4)
 Ratio of net investment income to average net assets                0.25%          0.35%(4)
 Decrease reflected in above operating expense ratios due to
  waivers/reimbursements                                             0.23%          4.86%(4)
Portfolio turnover rate                                                31%             2%
------------------------------------------------------------------------------------------

(1) For the period November 30, 2001 (inception date) through December 31, 2001.
(2) This amount represents less than $0.01 per share.
(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(4) Annualized

                                MORE ABOUT RISK

     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

INVESTMENT PRACTICE                                               LIMIT
------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         33 1/3%
------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                 [ ]
------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency,
hedged exposure, liquidity, political, valuation risks.(1)         [ ]
------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                   [ ]
------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                           [-]
------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.       /10%/
------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                             [ ]
------------------------------------------------------------------------

INVESTMENT PRACTICE                                               LIMIT
------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     /20%/
------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [ ]
------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.          [ ]
------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                   /5%/
------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market speculative
exposure, valuation risks.                                         [ ]
------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                        [ ]
------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real estate related loans or interests. Credit,
interest-rate, market risks.                                       [-]
------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            /15%/
------------------------------------------------------------------------

INVESTMENT PRACTICE                                               LIMIT
------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                         33 1/3%
------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market will drop. If the portfolio were to take short positions in stocks that increase in value,
then the portfolio would have to repurchase the securities
at that higher price and it would be likely to underperform
similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                    /10%/
------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                               /10%/
------------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after
purchase. A portfolio engaging in short-term trading will
have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise
shareholders' income tax liability.                                [ ]
------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                      [-]
------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                               /10%/
------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or
selected stocks) where the portfolio's direct investment is
restricted. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                   [ ]
------------------------------------------------------------------------

INVESTMENT PRACTICE                                               LIMIT
------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                 [ ]
------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               /10%/
------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and
are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. Interest-rate, market risks.                       [ ]
------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGER

The following individual is responsible for the day-to-day portfolio management of the Portfolio:

HUGH M. NEUBURGER, Managing Director, has been a team member of the portfolio since portfolio inception. Mr. Neuburger came to CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. in 2000. He had been with DLJ Asset Management Group since 1995. Mr. Neuburger holds a B.A., M.A. and Ph.D, all from the University of Chicago, and an M.A. in Economics from the University of Illinois.

           Job title indicates position with the investment adviser.

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                                       23

                           MORE ABOUT YOUR PORTFOLIO

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of its shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio is taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 - www.csam-americas.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRBLC-1-0503

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus
             May 1, 2003

                          CREDIT SUISSE TRUST
                         - EMERGING MARKETS PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS..................................................           4
   Goal and Principal Strategies............................           4
   A Word About Risk........................................           4
   Investor Profile.........................................           4
PERFORMANCE SUMMARY.........................................           5
   Year-by-Year Total Returns...............................           5
   Average Annual Total Returns.............................           5
INVESTOR EXPENSES...........................................           6
   Fees and Portfolio Expenses..............................           6
   Example..................................................           6
THE PORTFOLIO IN DETAIL.....................................           7
   The Management Firm......................................           7
   Portfolio Information Key................................           7
   Goal and Strategies......................................           7
   Portfolio Investments....................................           8
   Risk Factors.............................................           8
   Portfolio Management.....................................           8
   Financial Highlights.....................................           9
MORE ABOUT RISK.............................................          10
   Introduction.............................................          10
   Types of Investment Risk.................................          10
   Certain Investment Practices.............................          12
MEET THE MANAGERS...........................................          15
MORE ABOUT YOUR PORTFOLIO...................................          16
   Share Valuation..........................................          16
   Distributions............................................          16
   Taxes....................................................          16
   Statements and Reports...................................          16
BUYING AND SELLING SHARES...................................          17
OTHER INFORMATION..................... .....................          17
   About the Distributor....................................          17
FOR MORE INFORMATION........................................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


---------------------------------------------------------------------------------------------------------------------------------
GOAL                                PRINCIPAL STRATEGIES                                  PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------------------------------
Long-term growth of capital         - Invests at least 80% of its net assets, plus any    - Emerging-markets focus
                                      borrowings for investment purposes, in equity       - Foreign securities
                                      securities of issuers from at least three           - Market risk
                                      emerging markets                                    - Non-diversified status
                                    - Focuses on the world's less developed countries
                                    - Analyzes a company's growth potential, using a
                                      bottom-up investment approach
---------------------------------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES

   Since the portfolio invests outside the U.S., it carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

EMERGING-MARKETS FOCUS

   Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

NON-DIVERSIFIED STATUS

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is diversified.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - want to diversify their investments internationally

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY
The bar chart and the table below provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS


            [YEAR-BY-YEAR TOTAL RETURNS BAR CHART]

YEAR ENDED 12/31:                    1998       1999       2000       2001       2002
  Best quarter: 38.20% (Q4 99)
  Worst quarter: -24.08% (Q3 01)
  Inception date: 12/31/97          -17.30%     81.40%    -31.55%     -9.65%    -11.56%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                               ONE YEAR    FIVE YEARS   TEN YEARS     LIFE OF     INCEPTION
                   PERIOD ENDED 12/31/02:                        2002      1998-2002    1993-2002    PORTFOLIO       DATE
 EMERGING MARKETS PORTFOLIO                                    -11.56%       -3.88%           NA       -3.88%      12/31/97
 MSCI EMERGING MARKETS FREE INDEX (reflects no deductions
 for fees and expenses)*                                        -6.00%       -4.58%           NA       -4.58%

* The Morgan Stanley Capital International Emerging Markets Free Index is a free float-adjusted market-capitalization index that is designed to measure equity-market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2002. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

-----------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------
Sales charge (load) on purchases                                   NONE
-----------------------------------------------------------------------------
Deferred sales charge (load)                                       NONE
-----------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                    NONE
-----------------------------------------------------------------------------
Redemption fees                                                    NONE
-----------------------------------------------------------------------------
Exchange fees                                                      NONE
-----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
-----------------------------------------------------------------------------
Management fee                                                    1.25%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee                               NONE
-----------------------------------------------------------------------------
Other expenses                                                    0.59%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.84%
-----------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

                  EXPENSES AFTER WAIVERS,
                 REIMBURSEMENTS OR CREDITS
Management fee                                                 0.81%
Distribution and service (12b-1) fee                            NONE
Other expenses                                                 0.59%
                                                               -----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                        1.40%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------------------------------------------
           ONE YEAR                      THREE YEARS                       FIVE YEARS                       TEN YEARS
---------------------------------------------------------------------------------------------------------------------------------
             $187                            $579                             $995                            $2,159
---------------------------------------------------------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the portfolio paid CSAM 0.81% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

   For easier reading, Credit Suisse Asset Management Limited will be referred to as "CSAM U.K." throughout this Prospectus.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks long-term growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three emerging markets.

   An emerging market is any country:

 - generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation
   (IFC), or

 - included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or

 - having a per-capita gross national product of $2,000 or less

   Under this definition, most countries of the world (other than the U.S., Canada, Western Europe, Japan, Australia and New Zealand) are considered emerging markets.

   The portfolio may invest up to 20% of net assets in debt securities, including up to 20% of net assets in non-investment-grade debt securities. The portfolio may invest in companies of any size, including emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.

   Its non-diversified status allows the portfolio to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the portfolio's investments.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objective without further shareholder approval.

     PORTFOLIO INVESTMENTS

   The portfolio's equity holdings may include:

 - common and preferred stocks

 - debt securities convertible into common or preferred stock

 - rights and warrants

 - equity interests in trusts and partnerships

 - depository receipts

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   The portfolio's principal risk factors are:

 - market risk

 - foreign securities

 - emerging-markets focus

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Because the portfolio focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the portfolio to increased volatility or substantial declines in value.

   Non-diversification might cause the portfolio to be more volatile than a diversified portfolio. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Emily Alejos, Yaroslaw Aranowicz and Annabel Betz manage the portfolio. Associate Portfolio Manager Neil Gregson assists them. You can find out more about the portfolio's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

--------------------------------------------------------------------------------------------------------------------------
                        YEAR ENDED:                            12/02        12/01      12/00        12/99        12/98

PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                              $8.43        $9.33     $14.18          $8.19      $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income                                            0.01         0.06       0.23           0.05(1)      0.10
Net gain (loss) from investments and foreign currency
 related items (both realized and unrealized)                   (0.98)       (0.96)     (4.70)          6.56       (1.83)
--------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                               (0.97)       (0.90)     (4.47)          6.61       (1.73)
--------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                            (0.02)          --      (0.20)         (0.04)      (0.08)
Distributions from net realized gains                              --           --      (0.15)         (0.58)         --
Return of capital                                                  --           --      (0.03)            --          --
--------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                              (0.02)          --      (0.38)         (0.62)      (0.08)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $7.44        $8.43      $9.33         $14.18       $8.19
--------------------------------------------------------------------------------------------------------------------------
Total return(2)                                                (11.56)%      (9.65)%   (31.55)%        81.40%     (17.30)%
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                        $43,867      $38,331    $32,604        $16,781      $2,696
Ratio of expenses to average net assets(3)                       1.40%        1.40%      1.42%          1.42%       1.40%
Ratio of net investment income (loss) to average net assets      0.13%        0.63%      2.45%         (0.19)%      2.09%
Decrease reflected in above operating expense ratios due to
 waivers/reimbursements                                          0.44%        0.49%      0.27%          1.73%       6.81%
Portfolio turnover rate                                           128%         130%       208%           145%         21%
--------------------------------------------------------------------------------------------------------------------------

(1) Per share information is calculated using the average shares outstanding method.
(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .02%, and .00% for each of the years ended December 31, 2001, 2000, 1999 and 1998, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.40% for each of the years ended December 31, 2001, 2000, 1999 and 1998, respectively. For the year ended December 31, 2002, there were no transfer agent credits.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-- including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of
       NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of
       TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                    INVESTMENT PRACTICE                              LIMIT
----------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         33 1/3%(1)
----------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                    [-]
----------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                             [-]
----------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                      [-]
----------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                              [-]
----------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.           [-]
----------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(2)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(3)                                [ ]
----------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                         20%
----------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                [ ]
----------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                      20%
----------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(2) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                       25%
----------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                           [-]
----------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                          [ ]
----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                                15%
----------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                            33 1/3%
----------------------------------------------------------------------------

                    INVESTMENT PRACTICE                              LIMIT
----------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If the
portfolio were to take short positions in stocks that
increase in value, then the portfolio would have to
repurchase the securities at that higher price and it would
be likely to underperform similar mutual funds that do not
take short positions. Liquidity, market, speculative
exposure risks.                                                     [ ](1)
----------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                   10%
----------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                         [ ]
----------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                   [-]
----------------------------------------------------------------------------
SWAPS A contract between the portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks, such as market indices or
currency or interest rates. For example, the portfolio may
use swaps to gain access to the performance of a benchmark
asset (such as an index or one or more stocks) where the
portfolio's direct investment is restricted. Credit,
currency, information, interest-rate, liquidity, market,
political, speculative exposure, valuation risks                      [ ]
----------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                    [ ]
----------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                   10%
----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                           20%
----------------------------------------------------------------------------

(1)Until requisite shareholder approval is obtained, the portfolio will limit borrowing to 30% of total assets and will not engage in naked short sales.

(2)The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(3)The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                       This page intentionally left blank

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day management of the portfolio:

EMILY ALEJOS, CFA, Director, is chief investment officer for Latin American equities and has been a team member of the portfolio since March 2000. She joined CSAM in 1997 after working as an emerging markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University.

YAROSLAW ARANOWICZ, CFA, Vice President, is a portfolio manager specializing in Latin American equities and has been a team member of the portfolio since December 2002. He joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was director of research for Europe and the Middle East. Previously, he was an analyst for domestic equities and fixed income at John Hancock Financial Services in New York. Mr. Aranowicz completed a five-year integrated program in international business relations from Central School of Commerce in Warsaw, and holds an M.B.A. in finance and international business from New York University's Stern School of Business.

ANNABEL BETZ, Vice President, is an analyst specializing in emerging-markets economics and strategy, and has been a team member of the portfolio since December 2002. She joined CSAM in 1999 from ING Baring Securities, where she was chief regional economist for Asia ex-Japan based in Hong Kong. While at ING Baring, Ms. Betz and the group she led were named to Institutional Investor's annual All-Asia Research Team for all years in the 1994-1997 period. Previously, she was an analyst on Asian risk issues for Political and Economic Risk Consultancy in Hong Kong, and a project administrator at the Harvard Institute for International Development. Ms. Betz holds an A.B. in government from Harvard College, as well as an M.A. in international economics and Asian studies from the Nitze School of Advanced International Studies at The Johns Hopkins University.

NEIL GREGSON, Director of CSAM U.K., has been a team member of the portfolio since November 2000, and with Credit Suisse since 1991. Mr. Gregson, who also serves as chief investment officer for equities in Emerging Europe, the Middle East and Africa, holds a BSc. in mining engineering from Nottingham University.

           Job titles indicate position with the investment adviser.

                           MORE ABOUT YOUR PORTFOLIO

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030
800-577-2321 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMK-1-0503

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             May 1, 2003

                        CREDIT SUISSE TRUST

                        - EMERGING GROWTH PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   A Word About Risk........................................           4
   Investor Profile.........................................           4
PERFORMANCE SUMMARY.................... ....................           5
   Year-by-Year Total Returns...............................           5
   Average Annual Total Returns.............................           5
INVESTOR EXPENSES..................... .....................           6
   Fees and Portfolio Expenses..............................           6
   Example..................................................           7
THE PORTFOLIO IN DETAIL.................. ..................           8
   The Management Firm......................................           8
   Portfolio Information Key................................           8
   Goal and Strategies......................................           9
   Portfolio Investments....................................           9
   Risk Factors.............................................           9
   Portfolio Management.....................................           9
   Financial Highlights.....................................          10
MORE ABOUT RISK...................... ......................          11
   Introduction.............................................          11
   Types of Investment Risk.................................          11
   Certain Investment Practices.............................          12
MEET THE MANAGERS..................... .....................          13
MORE ABOUT YOUR PORTFOLIO................. .................          14
   Share Valuation..........................................          14
   Distributions............................................          14
   Taxes....................................................          14
   Statements and Reports...................................          14
BUYING AND SELLING SHARES................. .................          15
OTHER INFORMATION..................... .....................          15
   About the Distributor....................................          15
FOR MORE INFORMATION.................... ...................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

            GOAL                                  PRINCIPAL STRATEGIES                            PRINCIPAL/RISK FACTORS
Maximum capital appreciation  - Invests at least 80% of its net assets, plus any            - Market risk
                              borrowings for investment purposes, in equity securities of   - Start-up and other small
                              U.S. emerging-growth companies that represent attractive        companies
                                capital-appreciation opportunities                          - Special-situation companies
                              - Looks for growth characteristics such as positive earnings  - Non-diversified status and potential for accelerated growth

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is diversified.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for capital appreciation

 - want to diversify their portfolios with more aggressive stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS
                            [AMOUNTS IN PERCENTAGES]
[BAR GRAPH]

YEAR ENDED 12/31:

Best quarter: 22.44% (Q4 01)
Worst quarter -24.42% (Q1 01)
Inception date: 9/13/99

2000                                                                             -1.53
2001                                                                            -16.41
2002                                                                             -29.3

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------------------------------
                                                               ONE YEAR    FIVE YEARS    10 YEARS     LIFE OF     INCEPTION
                   PERIOD ENDED 12/31/02:                        2002      1998-2002    1993-2002    PORTFOLIO       DATE
-----------------------------------------------------------------------------------------------------------------------------
 EMERGING GROWTH PORTFOLIO                                     -29.30%           NA           NA       -7.69%      9/13/99
-----------------------------------------------------------------------------------------------------------------------------
 RUSSELL 2500(TM) GROWTH INDEX
 (REFLECTS NO DEDUCTIONS FOR FEES AND EXPENSES)(1)             -29.10%           NA           NA       -8.96%(3)
-----------------------------------------------------------------------------------------------------------------------------
 RUSSELL MIDCAP(R) GROWTH INDEX
 (REFLECTS NO DEDUCTIONS FOR FEES AND EXPENSES)(2)             -27.41%           NA           NA      -10.05%(3)
-----------------------------------------------------------------------------------------------------------------------------

(1) The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

(2) The Russell Midcap(R) Growth Index measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

(3)  Performance since September 30, 1999.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2002. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.


SHAREHOLDER FEES
(paid directly from your investment)
Sales charge (load) on purchases                                NONE
Deferred sales charge (load)                                    NONE
Sales charge (load) on reinvested distributions                 NONE
Redemption fees                                                 NONE
Exchange fees                                                   NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                    0.90%
Distribution and service (12b-1) fee                               NONE
Other expenses                                                    0.46%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.36%

* Expected fees and expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

EXPENSES AFTER WAIVERS AND REIMBURSEMENTS
Management fee                                                 0.79%
Distribution and service (12b-1) fee                            NONE
Other expenses                                                 0.46%
                                                               -----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                        1.25%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

           ONE YEAR                        THREE YEARS                      FIVE YEARS                        10 YEARS
             $138                             $431                             $745                            $1,635

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the portfolio paid CSAM 0.79% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks maximum capital appreciation. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. emerging-growth companies that represent attractive capital-appreciation opportunities.

   Emerging-growth companies are small or medium-size companies that:

 - have passed their start-up phase

 - show positive earnings

 - offer the potential for accelerated earnings growth

   Emerging-growth companies generally stand to benefit from new products or services, technological developments, management changes or other factors. They include "special-situation companies"--companies experiencing unusual developments affecting their market value.

   Its non-diversified status allows the portfolio to invest a greater share of its assets in the securities of fewer companies.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objective without further shareholder action.

     PORTFOLIO INVESTMENTS

   The portfolio's equity holdings may include:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The portfolio may invest up to 10% of its total assets in foreign securities. The portfolio may invest up to 20% of its net assets in debt securities, including up to 5% of its net assets in debt securities rated below investment grade. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Securities of companies in special situations may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize. Non-diversification might cause the portfolio to be more volatile than a diversified portfolio.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater, Sammy Oh and Roger M. Harris manage the portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.


------------------------------------------------------------------------------------------------------------
                       PERIOD ENDED:                           12/02        12/01         12/00       12/99(1)
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
                                                              --------     --------     ---------     ------
Net asset value, beginning of period                            $10.75       $12.86        $13.07     $10.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                                     (0.08)       (0.08)        (0.06)(2)   0.04
Net gain (loss) on investments (both realized and
unrealized)                                                      (3.07)       (2.03)        (0.14)      3.14
                                                              --------     --------     ---------     ------
 Total from investment operations                                (3.15)       (2.11)        (0.20)      3.18
                                                              --------     --------     ---------     ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                --           --         (0.00)(3)  (0.11)
Distributions from net realized gains                               --           --         (0.01)        --
                                                              --------     --------     ---------     ------
 Total dividends and distributions                                  --           --         (0.01)     (0.11)
                                                              --------     --------     ---------     ------
NET ASSET VALUE, END OF PERIOD                                   $7.60       $10.75        $12.86     $13.07
                                                              --------     --------     ---------     ------
Total return(4)                                                 (29.30)%     (16.41)%       (1.53)%    31.95%
                                                              --------     --------     ---------     ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                       $30,754      $51,290       $55,882     $6,624
 Ratio of expenses to average net assets(5)                       1.25%        1.25%         1.26%(5)   1.25%(6)
 Ratio of net investment income to average net assets            (0.84)%      (0.81)%       (0.45)%     0.01%(6)
 Decrease reflected in above operating expense ratios due to
 waivers/reimbursements                                           0.11%        0.04%         0.04%      9.91%(6)
Portfolio turnover rate                                             74%         173%          135%        31%

(1) For the period September 13, 1999 (inception date) through December 31,
    1999.

(2) Per share information is calculated using the average outstanding shares method.

(3) This amount represents less than $0.01 per share.

(4) Total Returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total Returns for periods of less than one year are not annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .01%, and .00% for the years ended December 31, 2001, 2000 and for the period ended December 31, 1999, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.25% for each of the years ended December 31, 2001, 2000 and for the period ended December 31, 1999, respectively. For the year ended December 31, 2002, there were no transfer agent credits.

(6) Annualized.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-- including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

                    INVESTMENT PRACTICE                              LIMIT
----------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         33 1/3%(1)
----------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, political, valuation risks.                        10%
----------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(2)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(3)                                [ ]
----------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                        /20%/
----------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                     /5%/
----------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(2) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                            25%
----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                               /10%/
----------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                               33 1/3%
----------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If the
portfolio were to take short positions in stocks that
increase in value, then the portfolio would have to
repurchase the securities at that higher price and it would
be likely to underperform similar mutual funds that do not
take short positions. Liquidity, market, speculative
exposure risks.                                                     [ ](1)
----------------------------------------------------------------------------
SHORT SALES AGAINST THE BOX A short sale when the portfolio
owns enough shares of the security involved to cover the
borrowed securities, if necessary. Liquidity, market,
speculative exposure risks.                                          /10%/
----------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                         [-]
----------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                   [-]
----------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                    [ ]
----------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                  /10%/
----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                           20%
----------------------------------------------------------------------------

(1) Until requisite shareholder approval is obtained, the portfolio will limit borrowing to 10% of total assets and will not engage in naked short sales.
(2) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(3) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS
The following individuals are responsible for the day-to-day management of the portfolio:

ELIZABETH B. DATER, Managing Director, is head of U.S. equities and chief investment officer for post-venture-capital, distribution-management and small-capitalization U.S. equity portfolios, and has been a team member of the portfolio since portfolio inception. Ms. Dater joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management (Warburg Pincus), where she served as the director of research from 1984 through 1988, and as a senior portfolio manager and member of the Operating Committee from 1988 to 1999. Prior to joining Warburg Pincus in 1978, she was a vice president and U.S. equity analyst at Fiduciary Trust Company of New York and worked at Lehman Brothers. Ms. Dater holds a B.A. in fine arts from Boston University.

ROGER M. HARRIS, Managing Director, has been a team member of the portfolio since July 2001. Mr. Harris joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1996, he was a portfolio manager and research analyst at Centennial Associates and Spears, Benzak, Salomon & Farrell, and a vice president in charge of listed-derivatives sales at both Donaldson, Lufkin & Jenrette and Smith Barney, Harris Upham. Mr. Harris holds a B.A. in managerial economics from Union College and an M.B.A. from the Harvard Graduate School of Business.

SAMMY OH, Managing Director, has been a team member of the portfolio since July 2001. He joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Oh was vice president at Bessemer Trust from 1995 to 1997 and vice president at Forstmann-Leff from 1993 to 1995. He received an A.B. in economics and cognitive psychology from Stanford and an M.B.A. from Dartmouth College's Tuck School of Business.

           Job titles indicate position with the investment adviser.

                           MORE ABOUT YOUR PORTFOLIO

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and to shareholders.

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com

SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMG-1-0502

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus
             May 1, 2003

                        CREDIT SUISSE TRUST

                        - GLOBAL POST-VENTURE CAPITAL PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   A Word About Risk........................................           4
   Investor Profile.........................................           4
PERFORMANCE SUMMARY.................... ....................           5
   Year-by-Year Total Returns...............................           5
   Average Annual Total Returns.............................           6
INVESTOR EXPENSES..................... .....................           7
   Fees and Portfolio Expenses..............................           7
   Example..................................................           7
THE PORTFOLIO IN DETAIL.................. ..................           8
   The Management Firms.....................................           8
   Portfolio Information Key................................           8
   Goal and Strategies......................................           9
   Portfolio Investments....................................           9
   Risk Factors.............................................           9
   Portfolio Management.....................................           9
   Financial Highlights.....................................          10
MORE ABOUT RISK...................... ......................          11
   Introduction.............................................          11
   Types of Investment Risk.................................          11
   Certain Investment Practices.............................          13
MEET THE MANAGERS..................... .....................          15
MORE ABOUT YOUR PORTFOLIO................. .................          16
   Share Valuation..........................................          16
   Distributions............................................          16
   Taxes....................................................          16
   Statements and Reports...................................          16
BUYING AND SELLING SHARES................. .................          17
OTHER INFORMATION..................... .....................          17
   About the Distributor....................................          17
FOR MORE INFORMATION.................... ...................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


---------------------------------------------------------------------------------------------------------------------------------
GOAL                                               PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------------------------------
Long-term growth of capital         - Invests at least 80% of its net assets, plus any
                                      borrowings for investment purposes, in equity       - Foreign securities
                                      securities of post-venture-capital companies        - Market risk
                                      from at least three countries, including the        - Special-situation companies
                                     U.S.                                                 - Start-up and other small companies
                                    - May invest in companies of any size
                                    - Takes a growth investment approach to
                                    identifying attractive post-venture-capital
                                      investments
---------------------------------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

   Since the portfolio invests outside the U.S., it carries additional risks that include:

    - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

    - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - want to diversify their investments internationally

 - are investing for growth or capital appreciation

 - want to diversify their investments with more aggressive stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY
The bar chart below and the table on the next page provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index and other indexes. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                     [YEAR-BY-YEAR TOTAL RETURNS BAR GRAPH]

YEAR ENDED 12/31:                    1997     1998      1999      2000       2001       2002
  Best quarter: 51.65% (Q4 99)      13.34%    6.87%    62.94%    -18.94%    -28.63%    -34.16%
  Worst quarter: -27.99% (Q4 00)
  Inception date: 9/30/96

                          AVERAGE ANNUAL TOTAL RETURNS

------------------------------------------------------------------------------------------------------------------------
                                                              ONE YEAR   FIVE YEARS   10 YEARS     LIFE OF    INCEPTION
                   PERIOD ENDED 12/31/02:                       2002      1998-2002   1993-2002   PORTFOLIO     DATE
------------------------------------------------------------------------------------------------------------------------
 GLOBAL POST-VENTURE CAPITAL PORTFOLIO(1)                      -34.16%     -7.88%        NA        -4.83%     9/30/96
------------------------------------------------------------------------------------------------------------------------
 RUSSELL 2000(R) GROWTH INDEX(2) (reflects no deduction for
 fees and expenses)                                            -30.26%     -6.59%        NA        -3.40%
------------------------------------------------------------------------------------------------------------------------
 RUSSELL 2500(TM) GROWTH INDEX(3) (reflects no deduction for
 fees and expenses)                                            -29.10%     -3.19%        NA        -0.24%
------------------------------------------------------------------------------------------------------------------------
 NASDAQ INDUSTRIALS INDEX(4) (reflects no deduction for fees
 and expenses)                                                 -25.88%     -3.35%        NA        -0.60%
------------------------------------------------------------------------------------------------------------------------
 RUSSELL MIDCAP GROWTH INDEX(5) (reflects no deduction for
 fees and expenses)                                            -27.41%     -1.82%        NA         2.26%
------------------------------------------------------------------------------------------------------------------------
 MSCI WORLD INDEX(5) (reflects no deduction for fees and
 expenses)                                                     -21.07%      1.76%        NA         1.73%
------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2000, the portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

(3) The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

(4) The Nasdaq Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the Nasdaq OTC Composite Index. The Nasdaq OTC Composite Index represents 4,500 stocks traded over the counter.

(5) Effective December 12, 2002, the portfolio replaced the Russell 2000(R) Growth Index, the Russell 2500(TM) Growth Index and the NASDAQ Industrials Index with the Russell MidCap(R) Growth Index and the MSCI(TM) World Index, because the Russell MidCap Growth Index and the MSCI World Index represent a better approximation of performance for the category of products in which the Global Post-Venture Capital Portfolio is included. The Russell MidCap(R) Growth Index measures the performance of those companies in the Russell MidCap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2002. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

-----------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------
Sales charge (load) on purchases                                   NONE
-----------------------------------------------------------------------------
Deferred sales charge (load)                                       NONE
-----------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                    NONE
-----------------------------------------------------------------------------
Redemption fees                                                    NONE
-----------------------------------------------------------------------------
Exchange fees                                                      NONE
-----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
-----------------------------------------------------------------------------
Management fee                                                    1.25%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee                               NONE
-----------------------------------------------------------------------------
Other expenses                                                    0.46%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.71%
-----------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

EXPENSES AFTER WAIVERS,
REIMBURSEMENTS OR CREDITS
Management fee                                                 0.94%
Distribution and service (12b-1) fee                            NONE
Other expenses                                                 0.46%
                                                               -----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                        1.40%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------------------------------------------
         ONE YEAR                      THREE YEARS                        FIVE YEARS                         10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
           $174                            $539                              $928                             $2,019
---------------------------------------------------------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL
     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the portfolio paid CSAM 0.94% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

ABBOTT CAPITAL MANAGEMENT, LLC
1211 Avenue of the Americas
Suite 4300
New York, NY 10036

 - Sub-investment adviser for the portfolio

 - Responsible for managing the portfolio's investments in private-equity portfolios

 - A registered investment adviser concentrating on venture-capital, buyout, and special-situation investments

 - Currently manages approximately $4.55 billion in assets

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks long-term growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of post-venture-capital companies from at least three countries, including the U.S.

   A post-venture-capital company is one that has received venture-capital financing either:

 - during the early stages of the company's existence or the early stages of the development of a new product or service, or

 - as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the portfolio's purchase of the company's securities:

 - the investment of venture-capital financing

 - distribution of the company's securities to venture-capital investors

 - the initial public offering

   The portfolio normally invests at least 30% of its total assets in foreign countries. The portfolio may invest up to 20% of net assets in debt securities, including up to 5% of net assets in non-investment-grade debt securities.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objective without further shareholder action.

     PORTFOLIO INVESTMENTS

   The portfolio's equity holdings may include:

 - common and preferred stocks

 - warrants

 - securities convertible into common stocks

 - partnership interests

   The portfolio may invest up to 10% of total assets in private-equity portfolios that invest in venture-capital companies.

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   The portfolio's principal risk factors are:

 - foreign securities

 - market risk

 - special-situation companies

 - start-up and other small companies

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that it invests in private-equity portfolios, the portfolio takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater, Vincent J. McBride and Greg Norton-Kidd manage the portfolio. Calvin E. Chung assists them. Raymond L. Held and Thaddeus I. Grey manage the portfolio's investments in private-equity portfolios. You can find out more about them in "Meet the Managers."

                     FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

                        YEAR ENDED:                            12/02     12/01     12/00(1)    12/99      12/98
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                              $9.72     $13.62     $19.26     $11.82    $11.06
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment loss                                             (0.08)     (0.09)     (0.09)     (0.08)    (0.04)
Net gain (loss) from investments and foreign currency
 related items (both realized and unrealized)                   (3.24)     (3.81)     (3.56)      7.52      0.80
----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                               (3.32)     (3.90)     (3.65)      7.44      0.76
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized gains                              --         --      (1.99)        --        --
----------------------------------------------------------------------------------------------------------------------
 Total distributions                                               --         --      (1.99)        --        --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                    $6.40      $9.72     $13.62     $19.26    $11.82
----------------------------------------------------------------------------------------------------------------------
Total return(2)                                                (34.16)%   (28.63)%   (18.94)%    62.94%     6.87%
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                      $60,633   $106,658   $168,034   $151,784   $62,055
Ratio of expenses to average net assets(3)                       1.40%      1.40%      1.42%      1.41%     1.40%
Ratio of net investment loss to average net assets              (0.90)%    (0.84)%    (0.75)%    (0.87)%   (0.83)%
Decrease reflected in above operating expense ratio due to
 waivers/reimbursements                                          0.31%      0.21%      0.11%      0.18%     0.30%
Portfolio turnover rate                                            86%       121%        69%        44%       73%
----------------------------------------------------------------------------------------------------------------------

(1) Certain distribution amounts have been reclassified to conform to the current year presentation.
(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .01%, and .00% for each of the years ended December 31, 2001, 2000, 1999, and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.40% for the years ended December 31, 2001, 2000, 1999, and 1998. For the year ended December 31, 2002, there were no transfer agent credits.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The Portfolio offers its shares to (1) insurance company separate accounts that fund both variable-annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable-annuity contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable-annuity contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-- including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

INVESTMENT PRACTICE                                            LIMIT
---------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                    33 1/3%(1)
---------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                              [ ]
---------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                       [-]
---------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                [ ]
---------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                        [-]
---------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.     [-]
---------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(2)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(3)                          [ ]
---------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  /20%/
---------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.          [ ]
---------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                               /5%/
---------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(2) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                      25%
---------------------------------------------------------------------
PRIVATE FUNDS Private limited partnerships or other
investment funds that themselves invest in equity or debt
securities of:
[-] companies in the venture-capital or post-venture-capital stages of development
[-] companies engaged in special situations or changes in
corporate control, including buyouts
Information, liquidity, market, valuation risks.                10%
---------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                     [ ]
---------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                    [ ]
---------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         /15%/
---------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                      33 1/3%
---------------------------------------------------------------------

INVESTMENT PRACTICE                                            LIMIT
---------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If the
portfolio were to take short positions in stocks that
increase in value, then the portfolio would have to
repurchase the securities at that higher price and it would
be likely to underperform similar mutual funds that do not
take short positions. Liquidity, market, speculative
exposure risks.                                                 10%
---------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                            /10%/
---------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                   [-]
---------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                             [-]
---------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                              [ ]
---------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            /10%/
---------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                     20%
---------------------------------------------------------------------

(1) Until requisite shareholder approval is obtained, the portfolio will limit borrowing to 30% of total assets.
(2) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(3) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS
The following individuals are responsible for the day-to-day management of the portfolio:

ELIZABETH B. DATER, Managing Director, is head of U.S. equities and chief investment officer for post-venture-capital, distribution-management and small-capitalization U.S. equity portfolios, and has been a team member of the portfolio since portfolio inception. Ms. Dater joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management (Warburg Pincus), where she served as the director of research from 1984 through 1988, and as a senior portfolio manager and member of the Operating Committee from 1988 to 1999. Prior to joining Warburg Pincus in 1978, she was a vice president and U.S. equity analyst at Fiduciary Trust Company of New York and worked at Lehman Brothers. Ms. Dater holds a B.A. in fine arts from Boston University.

VINCENT J. MCBRIDE, Managing Director, has been a team member of the portfolio since February 2001. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1994, Mr. McBride was an international equity analyst at Smith Barney, an international equity analyst at General Electric Investments, a portfolio manager/analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in economics from the University of Delaware and an M.B.A. in finance from Rutgers University.

GREG NORTON-KIDD, Director, has been a team member of the portfolio since February 2001. He joined CSAM in 1999 from the Flemings Group, where he was a senior Japanese equity salesman in London, Tokyo and New York. Mr. Norton-Kidd holds an M.A. in natural sciences from Cambridge University.

CALVIN E. CHUNG, CFA, Vice President, has been a team member of the portfolio since May 2000. He joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Previously, he was a research associate at Fidelity Management and Research and a financial services advisor at MetLife Resources. Mr. Chung holds a B.A. in economics from Brandeis University and an M.B.A. in finance from the University of Chicago Graduate School of Business.

                  PRIVATE-EQUITY INVESTMENT PORTFOLIO MANAGERS

   RAYMOND L . HELD and THADDEUS I. GRAY manage the portfolio's investments in private funds. Both are Investment Managers and Managing Directors of Abbott Capital Management, LLC, the sub-investment adviser for private equity portfolios. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

           Job titles indicate position with the investment adviser.

                           MORE ABOUT YOUR PORTFOLIO
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

   The portfolio initially values its investments in private-equity portfolios at cost. After that, the portfolio values these investments according to reports from the private-equity portfolios that Abbott Capital Management generally receives on a quarterly basis. The portfolio's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-55030
800-222-8977 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRGPV-1-0502

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             May 1, 2003

                        CREDIT SUISSE TRUST

                        - GLOBAL TECHNOLOGY PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   A Word About Risk........................................           4
   Investor Profile.........................................           5

PERFORMANCE SUMMARY.................... ....................           6
INVESTOR EXPENSES..................... .....................           7
   Fees and Portfolio Expenses..............................           7
   Example..................................................           7
THE PORTFOLIO IN DETAIL.................. ..................           8
   The Management Firms.....................................           8
   Recent Development.......................................
   Portfolio Information Key................................           8
   Goal and Strategies......................................           9
   Portfolio Investments....................................           9
   Risk Factors.............................................           9
   Portfolio Management.....................................           9
   Financial Highlights.....................................          10
MORE ABOUT RISK...................... ......................          11
   Introduction.............................................          11
   Types of Investment Risk.................................          11
   Certain Investment Practices.............................          12
MEET THE MANAGERS..................... .....................          14
MORE ABOUT YOUR PORTFOLIO................. .................          15
   Share Valuation..........................................          15
   Distributions............................................          15
   Taxes....................................................          15
   Statements and Reports...................................          15
BUYING AND SELLING SHARES................. .................          16
OTHER INFORMATION..................... .....................          16
   About the Distributor....................................          16
FOR MORE INFORMATION.................... ...................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

             GOAL                           PRINCIPAL STRATEGIES                             PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------------------------------
Long-term appreciation of       - Invests at least 80% of its net assets,      - Foreign securities
capital                         plus any borrowings for investment purposes,   - Market risk
                                in equity securities of technology companies   - Non-diversified status
                                - Invests in at least three countries, which   - Regulatory risk
                                may include the U.S.                           - Sector concentration
                                - May invest in companies of all sizes         - Technology companies
---------------------------------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

   Since the portfolio invests in foreign securities, it carries additional risks that include:

    - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

    - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

   The portfolio is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a portfolio that is diversified.

REGULATORY RISK

   Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of a portfolio security, or the portfolio's performance.

SECTOR CONCENTRATION

   Since the portfolio invests more than 25% of its net assets in a group of related industries (market sector), it is subject to increased risk.

 - Portfolio performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market.

 - Financial, economic, business, political and other developments affecting the sector will have a greater effect on the portfolio.

TECHNOLOGY COMPANIES

   Technology companies, including telecommunication companies, can be significantly (and adversely) affected by governmental regulation or deregulation, obsolescence of existing technology, falling prices and profits and competition from new market entrants.

     INVESTOR PROFILE

   THE PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - are investing for long-term goals

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are looking for capital appreciation

 - want to diversify their portfolios into technology stocks

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

 - are looking for exposure to companies in a broad variety of industries

 - want to limit your exposure to foreign securities

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR GRAPH]

       YEAR ENDED 12/31:            2002
  Best quarter: 8.01% (Q4 02)       -39.30%
  Worst quarter: -21.79% (Q2 02)
  Inception date: 12/31/2001

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR    FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                    YEAR ENDED 12/31/02:                        2002      1998-2002    1993-2002    CLASS      DATE
----------------------------------------------------------------------------------------------------------------------
 GLOBAL TECHNOLOGY PORTFOLIO                                   -39.30%        N/A        N/A       -39.22%   12/31/01
----------------------------------------------------------------------------------------------------------------------
 MSCI ALL COUNTRY WORLD FREE GROWTH INDEX (REFLECTS NO
 DEDUCTIONS FOR FEES OR EXPENSES)(1)                           -19.07%        N/A        N/A       -19.08%
----------------------------------------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International Inc.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2002. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

-----------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------
Sales charge (load) on purchases                                NONE
-----------------------------------------------------------------------------
Deferred sales charge (load)                                    NONE
-----------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                 NONE
-----------------------------------------------------------------------------
Redemption fees                                                 NONE
-----------------------------------------------------------------------------
Exchange fees                                                   NONE
-----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
-----------------------------------------------------------------------------
Management fee                                                    1.00%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee                              NONE
-----------------------------------------------------------------------------
Other expenses                                                    2.84%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        3.84%
-----------------------------------------------------------------------------

(*) Expected expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

                   EXPENSES AFTER WAIVERS
                     AND REIMBURSEMENTS
Management fee                                                 0.00%
Distribution and service (12b-1) fee                            NONE
Other expenses                                                 1.65%
                                                               -----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                        1.65%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

           ONE YEAR                      THREE YEARS                       FIVE YEARS                       TEN YEARS
---------------------------------------------------------------------------------------------------------------------------------
             $386                           $1,172                           $1,976                           $4,070
---------------------------------------------------------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the portfolio paid CSAM 0.00% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC 3A 7JJ

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment advisers to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks long-term appreciation of capital. To pursue this goal it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S.

   Technology consists of a broad spectrum of businesses, including telecommunications, such as:

 - communications equipment and service

 - electronic components and equipment

 - broadcast media

 - computer equipment, mobile telecommunications, and cellular radio and paging

 - electronic mail

 - local and wide area networking, and linkage of work and data processing systems

 - publishing and information systems

 - video and telex

 - internet and other emerging technologies combining telephone, television and/or computer systems

   The portfolio will invest at least 25% of its net assets in equity securities of telecommunications companies. The portion of the portfolio's assets invested in technology companies that are not telecommunications companies will vary depending on the managers' outlook. The portfolio may invest in companies of all sizes.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objective without further shareholder action.

     PORTFOLIO INVESTMENTS

   Equity holdings may include:

 - Common and preferred stocks

 - Convertible securities

 - Warrants

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   The portfolio's principal risk factors are:

 - foreign securities

 - market risk

 - non-diversified status

 - regulatory risk

 - sector concentration

 - telecommunications companies

   Technology stocks (including telecommunications stocks) have been highly volatile, and the value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Because the portfolio focuses on technology and telecommunications stocks, you should expect it to be more volatile than a broadly diversified global equity portfolio. Additionally, telecommunications companies are often subject to regulatory risks that could hurt the portfolio's performance.

   Non-diversification might cause the portfolio to be more volatile than a diversified mutual fund. To the extent that the portfolio invests in emerging markets and start-up and other small companies, it takes on additional risks that could hurt its performance. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Scott T. Lewis and Vincent J. McBride are Co-Portfolio Managers of the portfolio. Associate Portfolio Managers Naimish M. Shah and David Lefkowitz assist them. You can find out more about the portfolio's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

YEAR ENDED:                                                   12/02
PER SHARE DATA
-------------------------------------------------------------------------
Net asset value, beginning of year                            $ 10.00
-------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment loss                                             (0.07)(1)
Net loss on investments and foreign currency related items
 (both realized and unrealized)                                 (3.86)
-------------------------------------------------------------------------
  Total from investment operations                              (3.93)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $  6.07
-------------------------------------------------------------------------
Total return                                                   (39.30)%(2)
-------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------
Net assets, end of year (000s omitted)                        $ 3,211
  Ratio of expenses to average net assets                        1.65%
  Ratio of net investment loss to average net assets            (0.94)%
  Decrease reflected in above operating expense ratios due
    to waivers/reimbursements                                    2.19%
Portfolio turnover rate                                            87%
-------------------------------------------------------------------------

(1) Per share information is calculated using the average shares outstanding method.

(2) Total return is historical and assumes changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total return would have been lower.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-- including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the portfolio.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant
       extent

INVESTMENT PRACTICE                                               LIMIT
------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                       33 1/3%
------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                 [-]
------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates.(1) Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                          [ ]
------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                   [-]
------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                           [-]
------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuer. May include depository receipts. Currency, information, liquidity,
market, operational, political, valuation risks.                   [-]
------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                             [ ]
------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     /20%/
------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                   [ ]
------------------------------------------------------------------------

INVESTMENT PRACTICE                                               LIMIT
------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                         [ ]
------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                        [-]
------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                       [ ]
------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            /15%/
------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of the
portfolio's net assets in a group of related industries
(market sector). Performance will largely depend upon the
sector's performance, which may differ in direction and
degree from that of the overall stock market. Financial,
economic, business, political and other developments
affecting the sector will have a greater effect on the
portfolio.                                                         [-]
------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                          33 1/3%
------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If the
portfolio were to take short positions in stocks that
increase in value, then the portfolio would have to
repurchase the securities at that higher price and it would
be likely to underperform similar mutual funds that do not
take the short positions. Liquidity, market, speculative
exposure risks.                                                   /10%/
------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                [ ]
------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                /5%/
------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or
selected stocks) that may be more attractive or accessible
than the portfolio's direct investment. Credit, currency,
information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                             [ ]
------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                 [ ]
------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                [ ]
------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day management of the portfolio:

SCOTT T. LEWIS, Managing Director, specializes in U.S. value equities and has been a team member of the portfolio since portfolio inception. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Prior to joining Warburg Pincus in 1986, he was an assistant portfolio manager at The Bench Corporation, and an equity trader at both Atalanta/Sosnoff Management Corp. and E.F. Hutton. Mr. Lewis holds a B.S. in management and international business from New York University and an M.B.A. from New York University's Stern School of Business.

VINCENT J. MCBRIDE, Managing Director, has been a team member of the portfolio since portfolio inception. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1994, Mr. McBride was an international-equity analyst at Smith Barney, an international-equity analyst at General Electric Investments, a portfolio manager/analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in Economics from the University of Delaware and an M.B.A. in Finance from Rutgers University.

NAIMISH M. SHAH, Director, has been a team member of the portfolio since March 2002. He joined CSAM in 2000. Previously, Mr. Shah was at Goldman Sachs from 1998 to 2000, where he specialized in technology research sales. Mr. Shah attended Columbia Business School from 1996 to 1998, where he earned an M.B.A. in Finance. From 1992 to 1996, he was a district manager for Intel Corporation.

DAVID LEFKOWITZ, CFA, Vice President, has been a team member of the portfolio since portfolio inception. He joined CSAM in April 2000. Previously, he was an equity analyst at Goldman Sachs Asset Management from 1998 to 2000 and an equity analyst at Goldman Sachs & Co. from 1996 to 1998. Mr. Lefkowitz holds a B.S. in Economics and a B.A. in History from the University of Pennsylvania.

           Job titles indicate position with the investment adviser.

                           MORE ABOUT YOUR PORTFOLIO
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and net realized gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements please call 800-222-8977.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change a wire redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 - www.csam-americas.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRGLT-1-0503

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             May 1, 2003

                        CREDIT SUISSE TRUST

                        - HIGH YIELD PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5
PERFORMANCE SUMMARY............... ...............           5
INVESTOR EXPENSES................ ................           6
   Fees and Portfolio Expenses....................           6
   Example........................................           7
THE PORTFOLIO IN DETAIL............. .............           8
   The Management Firm............................           8
   Portfolio Information Key......................           8
   Goal and Strategies............................           9
   Portfolio Investments..........................           9
   Risk Factors...................................           9
   Portfolio Management...........................          10
   Financial Highlights...........................          10
MORE ABOUT RISK................. .................          11
   Introduction...................................          11
   Types of Investment Risk.......................          11
   Certain Investment Practices...................          14
MEET THE MANAGERS................ ................          17
MORE ABOUT YOUR FUND.............. ...............          20
   Share Valuation................................          20
   Distributions..................................          20
   Taxes..........................................          20
   Statements and Reports.........................          21
BUYING AND SELLING SHARES............ ............          22
OTHER INFORMATION.................................          23
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


---------------------------------------------------------------------------------------------------------
GOAL                         PRINCIPAL STRATEGIES                                PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------
High total return            - Invests at least 80% of its net assets, plus any  - Credit risk
                             borrowings for investment purposes, in high yield   - Interest rate risk
                             fixed income securities                             - Market risk
                             - Invests primarily in high yield, high risk fixed  - Non-diversified status income securities (junk bonds)
                             - Typically maintains a weighted-average portfolio
                               maturity of between five and fifteen years
                             - Emphasizes top-down analysis of industry sectors
                               and themes
                             - Seeks to moderate risk by investing among a
                               variety of industry sectors
---------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

   The issuer of a security or the counterparty to a contract may default or otherwise be unable to honor a financial obligation.

INTEREST RATE RISK

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

   The portfolio is considered a non-diversified portfolio under the

Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is diversified.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - are seeking total return

 - want to diversify their portfolios with fixed-income funds

 - are willing to accept risk and volatility

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for maximum return over a long time horizon

 - require stability of your principal

   You should base your investment decision on your own goals, risk preferences and time horizon.

   Because the portfolio involves a higher level of risk, you should consider it only for the aggressive portion of your portfolio. The portfolio may not be appropriate for everyone.

                              PERFORMANCE SUMMARY

  As the portfolio has not yet commenced operations, no performance information is available as of the date of this Prospectus.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are based on expected expenses (before fee waivers and expense reimbursements) for the fiscal year ending December 31, 2003. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

-----------------------------------------------------------------------------
SHAREHOLDER FEES
 (paid directly from your investment)
-----------------------------------------------------------------------------
Sales charge (load) on purchases                                   NONE
-----------------------------------------------------------------------------
Deferred sales charge (load)                                       NONE
-----------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                    NONE
-----------------------------------------------------------------------------
Redemption fees                                                    NONE
-----------------------------------------------------------------------------
Exchange fees                                                      NONE
-----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from portfolio assets)
-----------------------------------------------------------------------------
Management fee                                                    0.70%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee                               NONE
-----------------------------------------------------------------------------
Other expenses                                                    0.49%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.19%
-----------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

                 EXPENSES AFTER WAIVERS
                   AND REIMBURSEMENTS
Management fee                                              0.51%
Distribution and service (12b-1) fee                         NONE
Other expenses                                              0.49%
                                                            -----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                     1.00%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------
                 ONE YEAR                                   THREE YEARS
---------------------------------------------------------------------------------------
                   $121                                        $378

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   The fund pays CSAM 0.70% of its average net assets for advisory services before any fee waivers or reimbursements.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     PORTFOLIO INFORMATION KEY

   A description of the portfolio begins on page 9. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   As the portfolio has not yet commenced operations, no financial information is available as of the date of this Prospectus.

     GOAL AND STRATEGIES

   The portfolio seeks high total return. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities that, at the time of purchase, are rated below investment grade by at least one of the primary ratings services, such as the Standard & Poor's Division of the McGraw-Hill Companies Inc. and Moody's Investors Service. These high-yield, high-risk securities are commonly known as "junk bonds." The portfolio's weighted-average portfolio maturity will typically be between five and fifteen years.

   In choosing securities, the portfolio managers:

 - emphasize a top-down analysis of industry sectors and themes to determine which sectors may benefit from current and future changes in the economy

 - seek to moderate risk by investing among a variety of industry sectors

 - look at the financial condition of the issuers (including debt/equity ratios), as well as features of the securities themselves

   The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   The portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

   The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

     PORTFOLIO INVESTMENTS

   The portfolio invests in fixed-income securities issued by U.S. and foreign corporations, governments and agencies.

   The portfolio may invest:

 - without limit in bonds rated below investment grade and their unrated equivalents

 - without limit in U.S. dollar-denominated securities of non-U.S. issuers

 - up to 20% of net assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options

 - up to 10% of total assets in foreign securities denominated in currencies other than the U.S. dollar

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - credit risk

 - interest-rate risk

 - market risk

 - non-diversified status

   The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, markets in lower rated bonds may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

   Bonds rated below investment grade generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."

   Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high yield, high risk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in bonds rated below investment grade involves greater investment risk, achieving the portfolio's investment objective will depend more on the portfolio managers' analysis than would be the case if the portfolio were investing in higher-quality bonds.

   Although the portfolio managers will typically seek to diversify the portfolio's investments, the portfolio's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the portfolio to be more volatile than a diversified portfolio.

   To the extent that the portfolio invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Richard J. Lindquist, Philip K. Schantz, Misia K. Dudley, John M. Tobin, Mary Ann Thomas, John F. Dessauer and Michael J. Dugan manage the portfolio's investment portfolio. You can find out more about them in "Meet the Managers."

     FINANCIAL HIGHLIGHTS

   As the portfolio has not yet commenced operations, no financial information is available as of the date of this Prospectus.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans, including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate
       actual use
/20%/  Italic type (e.g., /20%/) represents an investment
       limitation as a percentage of NET portfolio assets;
       does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL portfolio assets;
       does not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted

-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      33 1/3%
-----------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                [ ]
-----------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency,
hedged exposure, liquidity, political, valuation risks.(1)        [ ]
-----------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                  [ ]
-----------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                          [ ]
-----------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.       [-]
-----------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                            [ ]
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     [ ]
-----------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.            [-]
-----------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.         [ ]
-----------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/ Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                  [-]
-----------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market speculative
exposure, valuation risks.                                        [ ]
-----------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                       [ ]
-----------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                           /15%/
-----------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                        33 1/3%
-----------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market will drop. If the portfolio were to take short positions in stocks that increase in value,
then the portfolio would have to repurchase the securities
at that higher price and it would be likely to underperform
similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                   /10%/
-----------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                              /10%/
-----------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after
purchase. A portfolio engaging in short-term trading will
have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise
shareholders' income tax liability.                               [ ]
-----------------------------------------------------------------------


-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                     [ ]
-----------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                               5%
-----------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or
selected stocks) where the portfolio's direct investment is
restricted. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                  [ ]
-----------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                [ ]
-----------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                      /25%/
-----------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and
are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. Interest-rate, market risks.                      [ ]
-----------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the portfolio:

RICHARD J. LINDQUIST, CFA and Managing Director, is head of the high yield management team and has been a team member since 1989. He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he performed comparable duties. He had been with CS First Boston Investment Management since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a B.S. in Finance from Boston College and an M.B.A. in Finance from the University of Chicago Graduate School of Business.

PHILIP L. SCHANTZ, Director, has been a member of the high yield management team since 2000. He joined CSAM in 2000 from Prudential Securities, where he was a senior vice president and high-yield bond analyst. Previously, he was a vice president and high-yield analyst at Lazard Freres and a fund vice president and co-head of the high yield securities group at E.F. Hutton. Mr. Schantz holds a B.A. in Government from Lehigh University.

MISIA K. DUDLEY, Director, has been a member of the high yield management team since 1989. She came to CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management. Previously, she analyzed recapitalized companies at Stockbridge Partners: covered the casino, communications and entertainment sectors at E.F. Hutton; and was a generalist analyst for the Value Line Investment Survey. Ms. Dudley holds a B.A. in History from Yale University.

JOHN M. TOBIN, CFA, Director, has been a member of the high yield management team since 1990. Mr. Tobin came to CSAM in 1995 with the acquisition of CS First Boston Investment Management. Previously, he managed portfolios of bank participations and private placements for the two life insurance subsidiaries of Integrated Resources and was an analyst at Bankers Trust. Mr. Tobin has been a bond analyst with CS First Boston since 1990. Mr. Tobin holds B.A., M.A. and Ph.D. degrees in Economics, all from Fordham University.

MARY ANN THOMAS, CFA, Director, has been a member of the high yield management team since 1997. Before joining CSAM in 1997, she was a vice president and high-yield bond analyst with the Capital Management Group at the Prudential Insurance Company of America. Ms. Thomas holds a B.A. in Economics and Political Science from Yale University and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

JOHN F. DESSAUER, CFA, Vice President, is a credit analyst and has been a member of the high yield management team since 1999. Mr. Dessauer joined CSAM in 1999 following five years at SEI Investments in Philadelphia, where he was a senior analyst focusing on high yield, municipal debt and large-capitalization equities. Mr. Dessauer holds a B.A. in Economics from Boston College.

MICHAEL J. DUGAN, Assistant Vice President, is a client portfolio manager and has been a member of the high yield management team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a B.A. in Political Science from the University of Rhode Island.

           Job titles indicate position with the investment adviser.

                       This page intentionally left blank

                              MORE ABOUT YOUR FUND

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of its shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio declares and pays dividend distributions quarterly. The portfolio typically distributes capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRHYL-1-0503

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             May 1, 2003

                        CREDIT SUISSE TRUST

                        - INTERNATIONAL FOCUS PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   A Word About Risk........................................           4
   Investor Profile.........................................           4
PERFORMANCE SUMMARY.................... ....................           5
   Year-by-Year Total Returns...............................           5
   Average Annual Total Returns.............................           5
INVESTOR EXPENSES..................... .....................           6
   Fees and Fund Expenses...................................           6
   Example..................................................           6
THE PORTFOLIO IN DETAIL.................. ..................           7
   The Management Firm......................................           7
   Portfolio Information Key................................           7
   Goal and Strategies......................................           8
   Portfolio Investments....................................           8
   Risk Factors.............................................           8
   Portfolio Management.....................................           8
   Financial Highlights.....................................           9
MORE ABOUT RISK...................... ......................          10
   Introduction.............................................          10
   Types of Investment Risk.................................          10
   Certain Investment Practices.............................          12
MEET THE MANAGERS..................... .....................          14
MORE ABOUT YOUR PORTFOLIO................. .................          16
   Share Valuation..........................................          16
   Distributions............................................          16
   Taxes....................................................          16
   Statements and Reports...................................          16
BUYING AND SELLING SHARES................. .................          17
OTHER INFORMATION..................... .....................          17
   About the Distributor....................................          17
FOR MORE INFORMATION.................... ...................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


---------------------------------------------------------------------------------------------------------------------------------
GOAL                                PRINCIPAL STRATEGIES                                  PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------------------------------
Long-term capital appreciation      - Invests at least 80% of its net assets, plus any    - Focus risk
                                      borrowings for investment purposes, in equity       - Foreign securities
                                      securities of issuers from at least three           - Market risk
                                      foreign countries
                                    - Diversifies its investments across countries,
                                    including emerging markets
                                    - Favors stocks with discounted valuations, using
                                    a value-based, bottom-up investment approach
---------------------------------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOCUS RISK

   The portfolio generally invests a greater portion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that invests in a larger number of securities.

FOREIGN SECURITIES

   Since the portfolio invests outside the U.S., it carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - want to diversify their investments internationally

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY
The bar chart and the table below provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS
                            [AMOUNTS IN PERCENTAGES]

                                  [BAR CHART]

1996                                                                              9.98
1997                                                                             -2.26
1998                                                                              5.35
1999                                                                             53.43
2000                                                                            -25.90
2001                                                                            -22.27
2002                                                                            -19.90

Best quarter: 32.05% (Q4 99)
Worst quarter: -21.80% (Q3 02)
Inception date: 6/30/95

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------------------------------
                                                               ONE YEAR    FIVE YEARS    10 YEARS     LIFE OF     INCEPTION
                   PERIOD ENDED 12/31/02:                        2002      1998-2002    1993-2002    PORTFOLIO       DATE
-----------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FOCUS PORTFOLIO                                 -19.90%       -5.70%           NA       -1.99%      6/30/95
-----------------------------------------------------------------------------------------------------------------------------
 MSCI ALL COUNTRY WORLD FREE EX-USA INDEX(1) (reflects no
 deductions for fees and expenses)                             -14.67%       -2.66%           NA        0.29%
-----------------------------------------------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Index Free Ex-USA Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the U.S. It is the exclusive property of Morgan Stanley Capital International Inc.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2002. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

-----------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------
Sales charge (load) on purchases                                   NONE
-----------------------------------------------------------------------------
Deferred sales charge (load)                                       NONE
-----------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                    NONE
-----------------------------------------------------------------------------
Redemption fees                                                    NONE
-----------------------------------------------------------------------------
Exchange fees                                                      NONE
-----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
-----------------------------------------------------------------------------
Management fee                                                    1.00%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee                               NONE
-----------------------------------------------------------------------------
Other expenses                                                    0.42%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                         1.42%
-----------------------------------------------------------------------------

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above, and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


         ONE YEAR                      THREE YEARS                        FIVE YEARS                         10 YEARS
           $145                            $449                              $776                             $1,702
---------------------------------------------------------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL
     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the portfolio paid CSAM 1.00% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

 - Sub-investment adviser for the Portfolio

 - Responsible for assisting CSAM in the management of the Portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chrome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the Portfolio

 - Responsible for assisting CSAM in the management of the Portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 - Sub-investment adviser for the Portfolio

 - Responsible for assisting CSAM in the management of the Portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks a long-term capital appreciation. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three foreign countries.

   Major foreign markets currently consists of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index.

   The "top fifteen" (largest company holdings) in the portfolio may account for 40% or more of the portfolio's assets.

   The portfolio may invest up to 20% of net assets in debt securities, including up to 5% of net assets in non-investment-grade debt securities.

   The portfolio is not an index fund and will not seek to match the performance or weightings of the EAFE Index.

   The portfolio intends to diversify its investments across a number of different countries. However, at times the portfolio may invest a significant part of its assets in a single country. The portfolio may invest up to 15% of its assets in emerging markets.

   In choosing equity securities, the portfolio's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objective without further shareholder action.

     PORTFOLIO INVESTMENTS

   This portfolio's equity holdings may include:

 - common stocks

 - warrants

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - focus risk

 - foreign securities

 - market risk

   Because the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility than a portfolio that invests in a larger number of securities.

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that it focuses on a single country or region, the portfolio may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Vincent J. McBride, Nancy Nierman and Todd D. Jacobson manage the portfolio. Associate Portfolio Managers Anne S. Budlong, Harry M. Jaffe, Greg Norton-Kidd and Todor Petrov assist them. You can find out more about the portfolio's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

--------------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                                    12/02      12/01       12/00      12/99(1)    12/98
PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $8.34     $10.73       $16.70     $10.99     $10.49
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income                                             0.06       0.05         0.10       0.08       0.08
Net gain (loss) from investments and foreign currency
 related items
 (both realized and unrealized)                                  (1.72)     (2.44)       (4.42)      5.78       0.48
--------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                (1.66)     (2.39)       (4.32)      5.86       0.56
--------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                --         --        (0.08)     (0.15)     (0.05)
Distributions from net realized gains                               --         --        (1.56)        --      (0.01)
Return of capital                                                   --         --        (0.01)        --         --
--------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                                  --         --        (1.65)     (0.15)     (0.06)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $ 6.68     $ 8.34     $  10.73     $16.70     $10.99
--------------------------------------------------------------------------------------------------------------------
Total return(2)                                                 (19.90)%   (22.27)%     (25.90)%    53.43%      5.35%
--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $86,387   $147,725     $473,249   $610,547   $360,124
Ratio of expenses to average net assets(3)                        1.42%      1.30%        1.31%      1.33%      1.33%
Ratio of net investment income to average net assets              0.61%      0.34%        0.57%      0.63%      0.68%
Portfolio turnover rate                                            134%       166%         112%       145%       105%
--------------------------------------------------------------------------------------------------------------------

(1) Certain dividend and distribution amounts have been reclassified to conform to the current year presentation.
(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .01%, and .00%, for each of the years ended December 31, 2001, 2000, 1999, and 1998, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.30%, 1.29%, 1.32%, and 1.33% for the years ended December 31, 2001,
    2000, 1999, and 1998, respectively. For the year ended December 31, 2002, there were no transfer agent credits.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-- including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

INVESTMENT PRACTICE                                                  LIMIT
----------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         33 1/3%(1)
----------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                    [-]
----------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                             [-]
----------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                     /15%/
----------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                              [-]
----------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.           [-]
----------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(2)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(3)                                [ ]
----------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                        /20%/
----------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                [ ]
----------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                     /5%/
----------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(2) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                            25%
----------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                           [-]
----------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                          [ ]
----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                               /15%/
----------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                            33 1/3%
----------------------------------------------------------------------------

INVESTMENT PRACTICE                                                  LIMIT
----------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If the
portfolio were to take short positions in stocks that
increase in value, then the portfolio would have to
repurchase the securities at that higher price and it would
be likely to underperform similar mutual funds that do not
take short positions. Liquidity, market, speculative
exposure risks.                                                     [ ](1)
----------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                  /10%/
----------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                         [ ]
----------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                   [-]
----------------------------------------------------------------------------
SWAPS A contract between the portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks, such as market indices or
currency or interest rates. For example, the portfolio may
use swaps to gain access to the performance of a benchmark
asset (such as an index or one or more stocks) where the
portfolio's direct investment is restricted. Credit,
currency, information, interest-rate, liquidity, market,
political, speculative exposure, valuation risks                      [ ]
----------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                    [ ]
----------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                  /10%/
----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                           20%
----------------------------------------------------------------------------

(1) Until requisite shareholder approval is obtained, the portfolio will limit borrowing to 30% of total assets and will not engage in naked short sales.
(2) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(3) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day management of the portfolio:

VINCENT J. MCBRIDE, Managing Director, has been a team member of the portfolio since April 1998. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management (Warburg Pincus). Prior to joining Warburg Pincus in 1994, Mr. McBride was an international equity analyst at Smith Barney, an international equity analyst at General Electric Investments, a portfolio manager/analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in economics from the University of Delaware and an M.B.A. in Finance from Rutgers University.

NANCY NIERMAN, Director, has been a team member of the portfolio since April 1998. Prior to joining Warburg Pincus in 1996, she was a vice president at Fiduciary Trust Company International from 1992 to 1996. Ms. Nierman holds a B.B.A. in international business from Baruch College, City University of New York.

TODD D. JACOBSON, CFA, Director, has been a team member of the portfolio since August 2002. He joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Jacobson was an analyst with Brown Brothers Harriman from 1993 to 1997. He holds a B.A. in economics from the State University of New York at Binghamton and an M.B.A. in finance from the University of Pennsylvania's Wharton School.

ANNE S. BUDLONG, Director, has been a team member of the portfolio since August 2002. Ms. Budlong joined CSAM in 2000 from Baring Asset Management in London, where, during 1999, she was an assistant director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large- and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

HARRY M. JAFFE, Vice President, has been a team member of the portfolio since August 2002. Mr. Jaffe joined CSAM in 1999 due to Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1998, he was an associate in portfolio management at Scudder Kemper Investments from 1996 to 1998, an accountant at Continuum Health Partners from 1995 to 1996 and, prior to that, an assistant broker at Shearson Lehman. Mr. Jaffe holds a B.A. in economics from the American University and studied international economics at Cambridge University's Institute for Economic and Political Studies. He is a member of the Society of Quantitative Analysts

GREGG NORTON-KIDD, Director, has been a team member of the portfolio since August 2002. He joined CSAM in 1999 from the Flemings Group, where he was a senior Japanese-equity salesman in London, Tokyo and New York from 1990 to 1999. Mr. Norton-Kidd holds an M.A. in natural sciences from Cambridge University.

TODOR PETROV, Vice President, has been a team member of the portfolio since August 2002. He joined CSAM in 1999 after graduating in May of that year with an M.B.A. in finance from the University of Maryland. In 1997, Petrov received a B.A. in applied economics and business administration from the American University in Bulgaria.

           Job titles indicate position with the investment adviser.

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                                       15

                           MORE ABOUT YOUR PORTFOLIO

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transactions on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 - www.csam-americas.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRINF-1-0503

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus
             May 1, 2003

                          CREDIT SUISSE TRUST
                         - LARGE CAP VALUE PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS..................................................           4
   Goal and Principal Strategies............................           4
   A Word About Risk........................................           4
   Investor Profile.........................................           4
PERFORMANCE SUMMARY.........................................           5
   Year-by-Year Total Returns...............................           5
   Average Annual Total Returns.............................           5
INVESTOR EXPENSES...........................................           6
   Fees and Portfolio Expenses..............................           6
   Example..................................................           6
THE PORTFOLIO IN DETAIL.....................................           7
   The Management Firm......................................           7
   Portfolio Information Key................................           7
   Goal and Strategies......................................           7
   Portfolio Investments....................................           7
   Risk Factors.............................................           8
   Portfolio Management.....................................           8
   Financial Highlights.....................................           9
MORE ABOUT RISK.............................................          10
   Introduction.............................................          10
   Types of Investment Risk.................................          10
   Certain Investment Practices.............................          13
MORE ABOUT YOUR PORTFOLIO...................................          16
   Share Valuation..........................................          16
   Distributions............................................          16
   Taxes....................................................          16
   Statements and Reports...................................          16
BUYING AND SELLING SHARES...................................          17
OTHER INFORMATION..................... .....................          17
   About the Distributor....................................          17
FOR MORE INFORMATION........................................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


---------------------------------------------------------------------------------------------------------------------------------
GOAL                                PRINCIPAL STRATEGIES                                  PRINCIPAL RISK FACTOR
---------------------------------------------------------------------------------------------------------------------------------
Long-term growth of capital and     - Invests at least 80% of its net assets, plus any    - Market risk
income                                borrowings for investment purposes, in equity
                                      securities of U.S. companies with large market
                                      capitalizations
                                    - Analyzes such factors as price-to-earnings and
                                    price-to-book ratios, using a value investment
                                      style
---------------------------------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth and income

 - want to diversify their investments into common stocks

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY
The bar chart and the table below provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                  (Bar Graph)

YEAR ENDED 12/31:                  1998    1999    2000    2001    2002
  Best quarter: 16.06% (Q4 98)    12.13%   6.24%   8.91%    .95%  -23.09%
  Worst quarter: -20.22% (Q3 02)
  Inception date: 10/31/97

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS     LIFE OF    INCEPTION
                   PERIOD ENDED 12/31/02:                       2002     1998-2002    1993-2002   PORTFOLIO     DATE
LARGE CAP VALUE PORTFOLIO                                     -23.09%       0.14%         N/A       0.88%     10/31/97
RUSSELL 1000(R) VALUE INDEX (reflects no deductions for fees
  and expenses)(1)                                            -15.52%       1.16%         N/A       2.54%

(1) The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of 3,000 of the largest U.S. companies by market capitalization. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2002. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

-----------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------
Sales charge (load) on purchases                                   NONE
-----------------------------------------------------------------------------
Deferred sales charge (load)                                       NONE
-----------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                    NONE
-----------------------------------------------------------------------------
Redemption fees                                                    NONE
-----------------------------------------------------------------------------
Exchange fees                                                      NONE
-----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from portfolio assets)
-----------------------------------------------------------------------------
Management fee                                                    0.75%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee                               NONE
-----------------------------------------------------------------------------
Other expenses                                                    0.60%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.35%
-----------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

                  EXPENSES AFTER WAIVERS,
                 REIMBURSEMENTS OR CREDITS
Management fee                                                 0.40%
Distribution and service (12b-1) fee                            NONE
Other expenses                                                 0.60%
                                                               -----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                        1.00%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------------------------------------------
           ONE YEAR                      THREE YEARS                       FIVE YEARS                       TEN YEARS
---------------------------------------------------------------------------------------------------------------------------------
             $137                            $428                             $739                            $1,624
---------------------------------------------------------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the portfolio paid CSAM 0.40% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The group designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   This portfolio seeks long-term growth of capital and income. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations. Large capitalization is defined as companies with market capitalizations equal to or greater than the smallest company in the Russell 1000 Index. The portfolio may invest up to 20% of net assets in debt securities, including up to 10% of net assets in non-investment-grade debt securities.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objective without further shareholder approval.

     PORTFOLIO INVESTMENTS

   The portfolio's equity holdings may include:

 - common stocks

 - securities convertible into common stocks

 - securities whose values are based on common stocks such as rights and warrants

   It may also invest in preferred stocks and non-convertible debt securities such as bonds, debentures and notes.

   The portfolio may invest up to:

 - 10% of net assets in debt securities rated from BB/ Ba to C (junk bonds)

 - 15% of total assets in real-estate investment trusts (REITs)

 - 20% of assets in foreign securities

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factor is:

 - market risk

   The value of your investment generally will fluctuate in response to stock-market movements. The amount of income you receive from the portfolio also will fluctuate.

   The portfolio's emphasis on large-company value stocks may reduce its volatility and downside risk. Of course, this is not guaranteed. Value stocks in theory are already underpriced, and large-company stocks tend to be less volatile than small-company stocks. However, a value stock may never reach what the manager believes is its full value, or may even go down in price. In the long run, the portfolio may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   The Credit Suisse Value Team manages the portfolio.

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

--------------------------------------------------------------------------------------------------------------------------
                        YEAR ENDED:                            12/02        12/01      12/00        12/99        12/98

PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                              $12.81      $12.69     $11.89         $11.48      $10.33
==========================================================================================================================
INVESTMENT OPERATIONS:
Net investment income                                             0.09        0.11       0.14           0.33        0.09
Net gain (loss) from investments (both realized and
 unrealized)                                                     (3.05)       0.01       0.92           0.38        1.16
--------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                (2.96)       0.12       1.06           0.71        1.25
--------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                             (0.11)         --      (0.14)         (0.11)      (0.10)
Distributions from net realized gains                               --          --      (0.12)         (0.19)         --
Return of capital                                                   --          --         --             --          --
--------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                               (0.11)         --      (0.26)         (0.30)      (0.10)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $9.74      $12.81     $12.69         $11.89      $11.48
==========================================================================================================================
Total return(1)                                                 (23.09)%      0.95%      8.91%          6.24%      12.13%
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                         $21,486     $30,280    $24,034        $20,153     $14,381
Ratio of expenses to average net assets(2)                        1.00%       1.00%      1.02%          1.01%       1.00%
Ratio of net investment income to average net assets              0.68%       0.90%      1.11%          0.91%       1.11%
Decrease reflected in above operating expense ratios due to
 waivers/reimbursements                                           0.35%       0.24%      0.27%          0.34%       1.22%
Portfolio turnover rate                                             43%         46%        77%           102%         58%
--------------------------------------------------------------------------------------------------------------------------

(1) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(2) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00, .02%, .01%, and .00% for the years ended December 31, 2001, 2000, 1999 and 1998, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.00% for each of the years ending December 31, 2001, 2000, 1999 and 1998, respectively. For the year ended December 31, 2002, there were no transfer agent credits.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-- including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for the portfolio security.

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                                       12

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of
       NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of
       TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      33 1/3%(1)
-----------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                         [ ]
-----------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.       20%
-----------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(2)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(3)                            [ ]
-----------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                    /20%/
-----------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.            [ ]
-----------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.               /10%/
-----------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or an index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(2) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                        25%
-----------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate related loans or interests. Credit,
interest-rate, market risks.                                      15%
-----------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                           /15%/
-----------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                        33 1/3%
-----------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If the
portfolio were to take short positions in stocks that
increase in value, then the portfolio would have to
repurchase the securities at that higher price and it would
be likely to underperform similar mutual funds that do not
take short positions. Liquidity, market, speculative
exposure risks.                                                 [ ](1)
-----------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                              /10%/
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                     [ ]
-----------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                               [ ]
-----------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                [ ]
-----------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               15%
-----------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                       20%
-----------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                      [ ]
-----------------------------------------------------------------------

(1) Until requisite shareholder approval is obtained, the portfolio will limit borrowing to 30% of total assets and will not engage in naked short sales.
(2) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(3) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

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                                       15

                           MORE ABOUT YOUR PORTFOLIO

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of securities and other assets is determined in good faith by or under the direction of method that the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

   The portfolio produces financial reports, which include among other things a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of its holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

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                                       18

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which contains more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRLCV-1-0503

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus
             May 1, 2003

                        CREDIT SUISSE TRUST

                        - SMALL CAP GROWTH PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   A Word About Risk........................................           4
   Investor Profile.........................................           4
PERFORMANCE SUMMARY.................... ....................           5
   Year-by-Year Total Returns...............................           5
   Average Annual Total Returns.............................           5
INVESTOR EXPENSES..................... .....................           6
   Fees and Portfolio Expenses..............................           6
   Example..................................................           6
THE PORTFOLIO IN DETAIL.................. ..................           7
   The Management Firm......................................           7
   Portfolio Information Key................................           7
   Goal and Strategies......................................           7
   Portfolio Investments....................................           8
   Risk Factors.............................................           8
   Portfolio Management.....................................           8
   Financial Highlights.....................................           9
MORE ABOUT RISK...................... ......................          10
   Introduction.............................................          10
   Types of Investment Risk.................................          10
   Certain Investment Practices.............................          13
MEET THE MANAGERS..................... .....................          15
MORE ABOUT YOUR PORTFOLIO................. .................          16
   Share Valuation..........................................          16
   Distributions............................................          16
   Taxes....................................................          16
   Statements and Reports...................................          16
BUYING AND SELLING SHARES................. .................          17
OTHER INFORMATION..................... .....................          17
   About the Distributor....................................          17
FOR MORE INFORMATION.................... ...................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

              GOAL                                 PRINCIPAL STRATEGIES                           PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------------------------------
Capital growth                      - Invests at least 80% of its net assets, plus any    - Market risk
                                     borrowings for investment purposes, in equity        - Non-diversified status
                                     securities of small U.S. companies                   - Special-situation companies
                                    - Using a growth investment style, may look for       - Start-up and other small companies
                                    either developing or older companies in a growth
                                      stage or companies providing products or
                                      services with a high unit-volume growth rate
---------------------------------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is diversified.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - want to diversify their investments with more aggressive stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR GRAPH]

       YEAR ENDED 12/31:            1996     1997     1998     1999     2000      2001      2002
  Best quarter: 52.93% (Q4 99)      13.91%   15.65%   -2.85%   69.08%   -18.11%  -16.01%   -33.69%
  Worst quarter: -26.63% (Q3 01)
  Inception date: 6/30/95

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR    FIVE YEARS   10 YEARS     LIFE OF    INCEPTION
                   PERIOD ENDED 12/31/02:                       2002      1998-2002    1993-2002   PORTFOLIO     DATE
------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH PORTFOLIO                                    -33.69%     -5.61%         NA         2.85%      6/30/95
------------------------------------------------------------------------------------------------------------------------
 RUSSELL 2000(R) GROWTH INDEX (reflects no deduction for
 fees and expenses)*                                           -30.26%     -6.59%         NA         0.13%
------------------------------------------------------------------------------------------------------------------------

* The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2002. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

-----------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------
Sales charge (load) on purchases                                NONE
-----------------------------------------------------------------------------
Deferred sales charge (load)                                    NONE
-----------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                 NONE
-----------------------------------------------------------------------------
Redemption fees                                                 NONE
-----------------------------------------------------------------------------
Exchange fees                                                   NONE
-----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
-----------------------------------------------------------------------------
Management fee                                                    0.90%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee                            NONE
-----------------------------------------------------------------------------
Other expenses                                                    0.24%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                         1.14%
-----------------------------------------------------------------------------

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above, and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

           ONE YEAR                      THREE YEARS                       FIVE YEARS                        10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
             $116                            $362                             $628                            $1,386
---------------------------------------------------------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL
     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the portfolio paid CSAM 0.90% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks capital growth. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies.

   In seeking to identify growth companies--companies with attractive capital-growth potential--the portfolio's managers often look for:

 - companies still in the developmental stage

 - older companies that appear to be entering a new stage of growth

 - companies providing products or services with a high unit-volume growth rate

   The portfolio may also invest in emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

   The portfolio may invest up to 20% of net assets in debt securities, including up to 5% of net assets in non-investment-grade debt securities.

   The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2002, the Russell 2000 Index included companies with market capitalizations between $3.79 million and $1.77 billion.

   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 80% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objective without further shareholder action.

     PORTFOLIO INVESTMENTS

   The portfolio's equity holdings may include:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The portfolio may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   The portfolio's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock market movements. The portfolio's performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth Dater and Sammy Oh manage the portfolio. You can find out more about them in "Meet the Managers."

                     FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

---------------------------------------------------------------------------------------------------------------------------------
                    YEAR ENDED:                         12/02        12/01        12/00(1)        12/99         12/98
PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $14.01       $16.68         $26.20         $16.01       $16.48
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment loss                                       (0.11)       (0.10)         (0.15)         (0.12)       (0.06)
Net gain (loss) from investments (both realized and
 unrealized)                                              (4.61)       (2.57)         (4.60)         11.07        (0.41)
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                         (4.72)       (2.67)         (4.75)         10.95        (0.47)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized gains                        --           --          (4.77)         (0.76)          --
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                         --           --          (4.77)         (0.76)          --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $9.29       $14.01         $16.68         $26.20       $16.01
---------------------------------------------------------------------------------------------------------------------------------
Total return(2)                                          (33.69)%     (16.01)%       (18.11)%        69.08%       (2.85)%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                 $501,613     $864,819     $1,101,182     $1,272,542     $734,902
Ratio of expenses to average net assets(3)                 1.14%        1.12%          1.13%          1.15%        1.14%
Ratio of net investment loss to average net assets        (0.94)%      (0.73)%        (0.57)%        (0.72)%      (0.51)%
Portfolio turnover rate                                      69%          91%            85%           122%          66%
---------------------------------------------------------------------------------------------------------------------------------

(1) Certain distribution amounts have been reclassified to conform to the current year presentation.
(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .01%, and .00% for the years ended December 31, 2001, 2000, 1999, and 1998, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements were 1.12%, 1.11%, 1.14%, and 1.14% for the years ended December 31, 2001, 2000, 1999, and 1998, respectively. For the year ended December 31, 2002, there were no transfer agent credits.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The Portfolio offers its shares to (1) insurance company separate accounts that fund both variable-annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable-annuity contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable-annuity contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-- including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

INVESTMENT PRACTICE                                                LIMIT
-------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                        33 1/3%(1)
-------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                           [ ]
-------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                            [-]
-------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.         10%
-------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(2)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(3)                              [ ]
-------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                      /20%/
-------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.              [ ]
-------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                   /5%/
-------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                          25%
-------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                        [ ]
-------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                             /15%/
-------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                          33 1/3%
-------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If the
portfolio were to take short positions in stocks that
increase in value, then the portfolio would have to
repurchase the securities at that higher price and it would
be likely to underperform similar mutual funds that do not
take short positions. Liquidity, market, speculative
exposure risks.                                                   [ ](1)
-------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                /10%/
-------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                       [-]
-------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                 [-]
-------------------------------------------------------------------------

INVESTMENT PRACTICE                                                LIMIT
-------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                  [ ]
-------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                /10%/
-------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                         20%
-------------------------------------------------------------------------

(1) Until requisite shareholder approval is obtained, the portfolio will limit borrowing to 30% of total assets and will not engage in naked short sales.
(2) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(3) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day management of the portfolio:

ELIZABETH B. DATER, Managing Director, is head of U.S. equities and chief investment officer for post-venture-capital, distribution-management and small-capitalization U.S. equity portfolios, and has been a team member of the portfolio since July 2001. Ms. Dater joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management (Warburg Pincus), where she served as the director of research from 1984 through 1988, and as a senior portfolio manager and member of the Operating Committee from 1988 to 1999. Prior to joining Warburg Pincus in 1978, she was a vice president and U.S. equity analyst at Fiduciary Trust Company of New York and worked at Lehman Brothers. Ms. Dater holds a B.A. in fine arts from Boston University.

SAMMY OH, Managing Director, has been a team member of the portfolio since March 1999. He joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Oh was vice president at Bessemer Trust from 1995 to 1997 and vice president at Forstmann-Leff from 1993 to 1995. He received an A.B. in economics and cognitive psychology from Stanford and an M.B.A. from Dartmouth College's Tuck School of Business.

           Job titles indicate position with the investment adviser.

                           MORE ABOUT YOUR PORTFOLIO
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 - www.csam-americas.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRSCG-1-0503

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             CLASS 2
             May 1, 2003

                        CREDIT SUISSE TRUST

                        - SMALL CAP VALUE PORTFOLIO

              Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

              As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

              The Trust is advised by Credit Suisse Asset Management,
              LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5
PERFORMANCE SUMMARY............... ...............           6
INVESTOR EXPENSES................ ................           8
   Fees and Portfolio Expenses....................           8
   Example........................................           9
THE PORTFOLIO IN DETAIL............. .............          10
   The Management Firm............................          10
   Portfolio Information Key......................          10
   Goal and Strategies............................          12
   Portfolio Investments..........................          13
   Risk Factors...................................          13
   Portfolio Management...........................          13
   Financial Highlights...........................          14
MORE ABOUT RISK................. .................          15
   Introduction...................................          15
   Types of Investment Risk.......................          15
   Certain Investment Practices...................          18
MORE ABOUT YOUR PORTFOLIO............ ............          21
   Share Valuation................................          21
   Distributions..................................          21
   Taxes..........................................          21
   Statements and Reports.........................          22
BUYING AND SELLING SHARES............ ............          23
OTHER INFORMATION................ ................          24
   About the Distributor..........................          24
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


------------------------------------------------------------------------------------------------
GOAL                  PRINCIPAL STRATEGIES                                PRINCIPAL RISK FACTORS
------------------------------------------------------------------------------------------------
High level of growth  - Invests at least 80% of its net assets, plus any  - Market risk
of capital             borrowings for investment purposes, in equity      - Special-situation
                        securities of small U.S. companies that appear      companies
                        to be undervalued                                 - Start-up and other
                      - Employs a value oriented investment approach      small companies
                        seeking securities that appear to be underpriced
------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

     INVESTOR PROFILE

   THE PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth

 - want to diversify their investments with stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY
The bar chart and the table on the next page provide an indication of the risks of investing in the portfolio's initial class of shares. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index and other indexes, if applicable. The bar chart and table do not reflect additional charges which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                          YEAR-BY-YEAR TOTAL RETURNS*
YEAR ENDED 12/31:                                                           2002
[BAR CHART--AMOUNTS ARE PERCENTAGES]


                                                                      -------------------------
2002                                                                             -9.06

BEST QUARTER:  8.58% (Q1 02)
WORST QUARTER:  -14.67% (Q3 02)
INCEPTION DATE: 11/30/2001

* Performance for Class 2 shares is not provided because this class has not commenced operations as of the date of this Prospectus. Although the initial class of shares of this portfolio is not offered in this Prospectus, it is invested in the same portfolio. The returns of the initial class of shares differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses.

                         AVERAGE ANNUAL TOTAL RETURNS*

                                        ONE YEAR  FIVE YEARS TEN YEARS   LIFE OF   INCEPTION
         YEAR ENDED 12/31/02:             2002    1998-2002  1993-2002    CLASS       DATE
 SMALL CAP VALUE PORTFOLIO               (9.06)%    N/A        N/A        (3.31)%  11/30/2001
 RUSSELL 2000(R) INDEX (REFLECTS NO
 DEDUCTIONS FOR FEES OR EXPENSES)(1)    (20.48)%    N/A        N/A       (14.44)%
 RUSSELL 2000(R) VALUE INDEX (REFLECTS
 NO DEDUCTIONS FOR FEES OR
 EXPENSES)(2)                           (11.42)%    N/A        N/A        (5.54)%

* Performance for Class 2 shares is not provided because this class has not commenced operations as of the date of this Prospectus. Although the initial class of shares is not offered in this Prospectus, it is invested in the same portfolio. The annual returns of the initial class of shares differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses.

(1.) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

(2.) The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are based on actual expenses (before fee waivers and expense reimbursements) of the portfolio's initial class of shares for the fiscal year ended December 31, 2002, with the addition of Class 2's 12b-1 fee. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

-------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-------------------------------------------------------------------------
Sales charge (load) on purchases                                 NONE
-------------------------------------------------------------------------
Deferred sales charge (load)                                     NONE
-------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                  NONE
-------------------------------------------------------------------------
Redemption fees                                                  NONE
-------------------------------------------------------------------------
Exchange fees                                                    NONE
-------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from portfolio assets)
-------------------------------------------------------------------------
Management fee                                                  0.88%
-------------------------------------------------------------------------
Distribution and service (12b-1) fee                            0.25%
-------------------------------------------------------------------------
Other expenses                                                  1.25%
-------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                      2.38%
-------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

                   EXPENSES AFTER WAIVERS
                     AND REIMBURSEMENTS
Management fee                                                  0.04%
Distribution and service (12b-1) fee                            0.25%
Other expenses                                                  1.25%
                                                                -----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                         1.54%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                 ONE YEAR                                   THREE YEARS
--------------------------------------------------------------------------------
                   $241                                        $742
--------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the portfolio paid CSAM 0.04% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     PORTFOLIO
     INFORMATION KEY

   A concise description of the portfolio begins on page 12. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals or groups designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued.

   In seeking to identify undervalued companies, the portfolio manager looks at:

 - stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth

 - the fundamentals of each company at the present time, rather than attempting to anticipate what changes might occur in the stock market, the economy or the political environment

 - the earning power or purchase value of the company relative to its current stock price

 - whether the company has an established presence in its industry, in a product or in a market niche

   In choosing a security, the portfolio manager also considers whether the management owns a significant stake in the company.

   The portfolio manager may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies on the Russell 2000 Index at the time of purchase. As of December 31, 2002, the Russell 2000 Index included companies with market capitalizations between $3.79 million and $1.77 billion.

   Some companies may outgrow the definition of a "small" company after the portfolio has purchased their securities. These companies continue to be considered "small cap" for purposes of the portfolio's minimum 80% allocation to small company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objective without further shareholder action.

     PORTFOLIO INVESTMENTS

   The portfolio invests primarily in:

 - Common stocks

 - Preferred stocks

 - Securities convertible into common stocks

 - Securities whose values are based on common stock, such as warrants

 - Investment grade debt securities including U.S. government and municipal and other financial instruments

   The portfolio may invest in unlisted securities and securities traded over-the-counter. The portfolio may invest up to 20% of its net assets in debt securities, including up to 5% of its net assets in non-investment-grade debt securities. The portfolio may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   The portfolio's principal risk factors are:

 - market risk

 - special-situation companies

 - start-up and other small companies

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

   Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   The Credit Suisse Value Team manages the portfolio.

                              FINANCIAL HIGHLIGHTS

The portfolio's Class 2 shares have not yet commenced operations. The figures below are related to the portfolio's initial class of shares and have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

------------------------------------------------------------------------------------
YEAR OR PERIOD ENDED:                                         12/02       12/01(1)
PER SHARE DATA
------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.60    $    10.00
------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                                            0.01       0.00(2)
Net gain (loss) on investments
 (both realized and unrealized)                                 (0.97)         0.60
------------------------------------------------------------------------------------
 Total from investment operations                               (0.96)         0.60
------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income                             0.00(2)         --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  9.64    $    10.60
------------------------------------------------------------------------------------
Total return(3)                                                 (9.06)%       6.00%
------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $9,184        $3,430
 Ratio of expenses to average net assets                         1.29%        1.29%(4)
 Ratio of net investment income to average net assets            0.11%        0.03%(4)
 Decrease reflected in above operating expense ratios due to
  waivers/reimbursements                                         0.84%        7.44%(4)
Portfolio turnover rate                                            14%           1%
------------------------------------------------------------------------------------

(1) For the period November 30, 2001 (inception date) through December 31, 2001.
(2) This amount represents less than $0.01 per share.
(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized. For the year ended December 31, 2002, there were no transfer agent credits.
(4) Annualized.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of a portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the portfolio.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., /20%/) represents an investment limitation as a percentage of
       NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of
       TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      33 1/3%
-----------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                [ ]
-----------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit,
currency, hedged exposure, liquidity, political, valuation
risks.(2)                                                         [ ]
-----------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                  [ ]
-----------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                          [-]
-----------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.      /20%/
-----------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                            [ ]
-----------------------------------------------------------------------

-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     /20%/
-------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [ ]
-------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.          [ ]
-------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/ Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                  /5%/
-------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                         [ ]
-------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                        [ ]
-------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real estate-related loans or interests. Credit,
interest-rate, market risks.                                       [-]
-------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            /15%/
-------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                         33 1/3%
-------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market will drop. If the portfolio were to take short positions in stocks that increase in value,
then the portfolio would have to repurchase the securities
at that higher price and it would be likely to underperform
similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                    /10%/
-------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                               /10%/
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after
purchase. A portfolio engaging in short-term trading will
have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise
shareholders' income tax liability.                                [ ]
-------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                      [-]
-------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [-]
-------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or
selected stocks) where the portfolio's direct investment is
restricted. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                   [ ]
-------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                 [ ]
-------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               /10%/
-------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
-------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and
are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. Interest-rate, market risks.                       [ ]
-------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                           MORE ABOUT YOUR PORTFOLIO
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's Class 2 total assets, less its liabilities, by the number of its shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional Class 2 shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-222-8977.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION
     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for making the portfolio available to you.

   The portfolio has adopted a Rule 12b-1 plan for its Class 2 shares to pay distribution and service fees for the sale and servicing of Class 2 shares.

   Under the 12b-1 plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the portfolio's Class 2 shares. Because the fees are paid out of the portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   Distribution and service fees are used to pay to promote the sale of Class 2 shares and the servicing of Class 2 accounts of the portfolio. Under the 12b-1 plan, the portfolio pays a fee to the distributor, which in turn remits all or a portion of the fee to participating insurance companies and pension and retirement plans to reimburse them for various costs incurred or paid by these companies and plans in connection with marketing, distributing and servicing Class 2 shares. The distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to a participating insurance company itself. Examples of expenses payable under the 12b-1 plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature) to policyholders and plan participants, holding seminars and sales meetings, providing customer service to policyholders and plan participants and paying sales compensation to insurance company and plan employees.

   With respect to the portfolio, CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering portfolio shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.CSAM-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSTSC-1-0503

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             May 1, 2003

                        CREDIT SUISSE TRUST

                        - SMALL CAP VALUE PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5
PERFORMANCE SUMMARY............... ...............           6
INVESTOR EXPENSES................ ................           8
   Fees and Portfolio Expenses....................           8
   Example........................................           9
THE PORTFOLIO IN DETAIL............. .............          10
   The Management Firm............................          10
   Portfolio Information Key......................          10
   Goal and Strategies............................          12
   Portfolio Investments..........................          12
   Risk Factors...................................          13
   Portfolio Management...........................          13
   Financial Highlights...........................          14
MORE ABOUT RISK................. .................          15
   Introduction...................................          15
   Types of Investment Risk.......................          15
   Certain Investment Practices...................          18
MORE ABOUT YOUR PORTFOLIO............ ............          21
   Share Valuation................................          21
   Distributions..................................          21
   Taxes..........................................          21
   Statements and Reports.........................          22
BUYING AND SELLING SHARES............ ............          23
OTHER INFORMATION.................................          24
   About the Distributor..........................          24
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


--------------------------------------------------------------------------------------------------------
GOAL                   PRINCIPAL STRATEGIES                                PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------------------------------
High level of growth   - Invests at least 80% of its net assets, plus any  - Market risk
of capital              borrowings for investment purposes, in equity      - Special-situation companies
                       securities of small U.S. companies that appear to   -Start-up and other small
                       be undervalued                                       companies
                       - Employs a value oriented investment approach
                         seeking securities that appear to be underpriced
--------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

     INVESTOR PROFILE

   THE PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth

 - want to diversify their investments with stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY
The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index and other indexes, if applicable. The bar chart and table do not reflect additional charges which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                                                           2002
[BAR CHART--AMOUNTS ARE PERCENTAGES]


                                                                      -------------------------
2002                                                                             -9.06

BEST QUARTER:  8.58% (Q1 02)
WORST QUARTER:  -14.67% (Q3 02)
INCEPTION DATE: 11/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR  FIVE YEARS TEN YEARS   LIFE OF   INCEPTION
         YEAR ENDED 12/31/02:             2002    1998-2002  1993-2002    CLASS       DATE
 SMALL CAP VALUE PORTFOLIO               (9.06)%    N/A        N/A        (3.31)%  11/30/2001
 RUSSELL 2000(R) INDEX (REFLECTS NO
 DEDUCTIONS FOR FEES OR EXPENSES)(1)    (20.48)%    N/A        N/A       (14.44)%
 RUSSELL 2000(R) VALUE INDEX (REFLECTS
 NO DEDUCTIONS FOR FEES OR
 EXPENSES)(2)                           (11.42)%    N/A        N/A        (5.54)%

(1.) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

(2.) The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are based on expenses (before fee waivers and expense reimbursements) for the fiscal year ended December 31, 2002. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

-------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-------------------------------------------------------------------------
Sales charge (load) on purchases                                 NONE
-------------------------------------------------------------------------
Deferred sales charge (load)                                     NONE
-------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                  NONE
-------------------------------------------------------------------------
Redemption fees                                                  NONE
-------------------------------------------------------------------------
Exchange fees                                                    NONE
-------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from portfolio assets)
-------------------------------------------------------------------------
Management fee                                                  0.88%
-------------------------------------------------------------------------
Distribution and service (12b-1) fee                             NONE
-------------------------------------------------------------------------
Other expenses                                                  1.25%
-------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                      2.13%
-------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

                   EXPENSES AFTER WAIVERS
                     AND REIMBURSEMENTS
Management fee                                                 0.04%
Distribution and service (12b-1) fee                            NONE
Other expenses                                                 1.25%
                                                                ----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                        1.29%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


       ONE YEAR             THREE YEARS             FIVE YEARS             TEN YEARS
-------------------------------------------------------------------------------------------
         $216                   $667                  $1,144                 $2,462
-------------------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the portfolio paid CSAM 0.04% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     PORTFOLIO
     INFORMATION KEY

   A concise description of the portfolio begins on page 12. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals or groups designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued.

   In seeking to identify undervalued companies, the portfolio manager looks at:

 - stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth

 - the fundamentals of each company at the present time, rather than attempting to anticipate what changes might occur in the stock market, the economy or the political environment

 - the earning power or purchase value of the company relative to its current stock price

 - whether the company has an established presence in its industry, in a product or in a market niche

   In choosing a security, the portfolio manager also considers whether the management owns a significant stake in the company.

   The portfolio manager may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies on the Russell 2000 Index at the time of purchase. As of December 31, 2002, the Russell 2000 Index included companies with market capitalizations between $3.79 million and $1.77 billion.

   Some companies may outgrow the definition of a "small" company after the portfolio has purchased their securities. These companies continue to be considered "small cap" for purposes of the portfolio's minimum 80% allocation to small company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

   The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. In addition, subject to shareholder approval, the Board is also able to change the portfolio's investment objective without further shareholder action.

     PORTFOLIO INVESTMENTS

   The portfolio invests primarily in:

 - Common stocks

 - Preferred stocks

 - Securities convertible into common stocks

 - Securities whose values are based on common stock, such as warrants

 - Investment grade debt securities including U.S. government and municipal and other financial instruments

   The portfolio may invest in unlisted securities and securities traded over-the-counter. The portfolio may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   The portfolio's principal risk factors are:

 - market risk

 - special-situation companies

 - start-up and other small companies

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

   Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   The Credit Suisse Value Team manages the portfolio.

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

------------------------------------------------------------------------------------
YEAR OR PERIOD ENDED:                                         12/02      12/01(1)
PER SHARE DATA
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.60      $10.00
------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                                            0.01        0.00(2)
Net gain (loss) on investments
 (both realized and unrealized)                                 (0.97)       0.60
------------------------------------------------------------------------------------
 Total from investment operations                               (0.96)       0.60
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income                             0.00(2)       --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $9.64      $10.60
------------------------------------------------------------------------------------
Total return(3)                                                 (9.06)%      6.00%
------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $9,184      $3,430
 Ratio of expenses to average net assets                         1.29%       1.29%(4)
 Ratio of net investment income to average net assets            0.11%       0.03%(4)
 Decrease reflected in above operating expense ratios due to
  waivers/reimbursements                                         0.84%       7.44%(4)
Portfolio turnover rate                                            14%          1%
------------------------------------------------------------------------------------

(1) For the period November 30, 2001 (inception date) through December 31, 2001.
(2) This amount represents less than $0.01 per share.
(3) Total returns are historical and assume charges in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized. For the year ended December 31, 2002, there were no transfer agent credits.
(4) Annualized.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of a portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the portfolio.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use

/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of
       NET portfolio assets; does not indicate actual use

20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of
       TOTAL portfolio assets; does not indicate actual use

[ ]    Permitted, but not expected to be used to a significant extent

--     Not permitted

-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      33 1/3%
-----------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                [ ]
-----------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit,
currency, hedged exposure, liquidity, political, valuation
risks.(2)                                                         [ ]
-----------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                  [ ]
-----------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                          [-]
-----------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.      /20%/
-----------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                            [ ]
-----------------------------------------------------------------------

-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     /20%/
-------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [ ]
-------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.          [ ]
-------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/ Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                  /5%/
-------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                         [ ]
-------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                        [ ]
-------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real estate-related loans or interests. Credit,
interest-rate, market risks.                                       [-]
-------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            /15%/
-------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                         33 1/3%
-------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market will drop. If the portfolio were to take short positions in stocks that increase in value,
then the portfolio would have to repurchase the securities
at that higher price and it would be likely to underperform
similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                    /10%/
-------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                               /10%/
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after
purchase. A portfolio engaging in short-term trading will
have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise
shareholders' income tax liability.                                [ ]
-------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                      [-]
-------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [-]
-------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or
selected stocks) where the portfolio's direct investment is
restricted. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                   [ ]
-------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                 [ ]
-------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               /10%/
-------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
-------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and
are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. Interest-rate, market risks.                       [ ]
-------------------------------------------------------------------------

(1)The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2)The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                           MORE ABOUT YOUR PORTFOLIO
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of its shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements please call 800-222-8977.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculate its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio forproviding administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRSCV-1-0503

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             May 1, 2003

                          CREDIT SUISSE TRUST
                         - STRATEGIC SMALL CAP PORTFOLIO

           Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5
PERFORMANCE SUMMARY............... ...............           5
INVESTOR EXPENSES................ ................           6
   Fees and Portfolio Expenses....................           6
   Example........................................           7
THE PORTFOLIO IN DETAIL............. .............           8
   The Management Firm............................           8
   Portfolio Information Key......................           8
   Goal and Strategies............................           9
   Portfolio Investments..........................          10
   Risk Factors...................................          10
   Portfolio Management...........................          10
   Financial Highlights...........................          10
MORE ABOUT RISK...................................          11
   Introduction...................................          11
   Types of Investment Risk.......................          11
   Certain Investment Practices...................          14
MEET THE MANAGERS.................................          18
MORE ABOUT YOUR PORTFOLIO.........................          20
   Share Valuation................................          20
   Distributions..................................          20
   Taxes..........................................          20
   Statements and Reports.........................          21
BUYING AND SELLING SHARES.........................          22
OTHER INFORMATION.................................          23
FOR MORE INFORMATION..............................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


---------------------------------------------------------------------------------------------------------
GOAL                         PRINCIPAL STRATEGIES                                PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------
Capital appreciation         - Invests at least 80% of its net assets, plus any  - Market risk
                              borrowings for investment purposes, in equity      - Non-diversified status
                             securities of small U.S. companies                  - Special-situation
                             - Seeks to identify through a bottom-up investment    companies
                               approach fundamentally strong and dynamic         - Start-up and other
                               companies trading at a discount to their          small companies
                               projected growth rates or intrinsic asset values
                             - Will sell securities to realize profits, limit
                             losses or take advantage of better investment
                               opportunities
---------------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS


   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than portfolios that are diversified.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for capital appreciation

 - want to diversify their investments with stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

  As the portfolio has not yet commenced operations, no performance information is available as of the date of this Prospectus.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are based on expected expenses (before fee waivers and expense reimbursements) for the fiscal year ending December 31, 2003. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

-----------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------
Sales charge (load) on purchases                                   NONE
-----------------------------------------------------------------------------
Deferred sales charge (load)                                       NONE
-----------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                    NONE
-----------------------------------------------------------------------------
Redemption fees                                                    NONE
-----------------------------------------------------------------------------
Exchange fees                                                      NONE
-----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from portfolio assets)
-----------------------------------------------------------------------------
Management fee                                                    0.95%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee                               NONE
-----------------------------------------------------------------------------
Other expenses                                                    0.49%
-----------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.44%
-----------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2003 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

                 EXPENSES AFTER WAIVERS
                   AND REIMBURSEMENTS
Management fee                                              0.86%
Distribution and service (12b-1) fee                         NONE
Other expenses                                              0.49%
                                                            -----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                     1.35%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------------
                 ONE YEAR                                  THREE YEARS
--------------------------------------------------------------------------------------
                   $147                                        $456

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies.

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $52.8 billion in the U.S. and $297.4 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   The portfolio pays CSAM 0.95% of its average net assets for advisory services before any fee waivers or reimbursements.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   As the portfolio has not yet commenced operations, no financial information is available as of the date of this Prospectus.

     GOAL AND STRATEGIES

   The portfolio seeks capital appreciation. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies.

   The portfolio managers use a bottom-up investment approach to identify fundamentally strong and dynamic companies trading at a discount to their projected growth rates or intrinsic asset values (i.e., the present value of the future cash flows that it will generate).

   In choosing securities, the managers look at a number of factors, including:

 - price/earnings growth

 - revenue growth

 - asset/book value

 - strong returns on capital

 - reliability and effectiveness of management

 - whether the price of the security is attractive as compared to its competitors

   For risk management purposes, the managers monitor the portfolio's sector weightings and its growth-versus-value profile. The portfolio will seek capital appreciation by taking advantage of both growth and value opportunities, based on the managers' view of individual companies. The portfolio is not required to maintain any specific portion of its assets in growth or value stocks and the portion of the portfolio's assets invested in either will vary depending on market conditions.

   The portfolio managers generally will sell stocks when there has been a fundamental change in the company's prospects or where price appreciation brings its expectation of profit growth to a rate at or below that implied by the current market value. The portfolio managers may sell securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index at the time of purchase. As of December 31, 2002, the Russell 2000 Index included companies with market capitalizations between $3.79 million and $1.77 billion.

   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 80% allocation to small company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

   The portfolio's investment objective may be changed by the Board of

Trustees without shareholder approval. The portfolio's 80% investment policy may be changed by the Board on 60 days' notice to shareholders.

     PORTFOLIO INVESTMENTS

   The portfolio invests primarily in:

 - Common stocks

 - Preferred stocks

 - Securities convertible into common stocks

 - Securities whose values are based on common stock, such as warrants

   The portfolio may also invest up to 10% of net assets in foreign securities. To a limited extent, it may also engage in other investment practices. Some of these practices, such as lending portfolio securities, generate income rather than further the objective of capital appreciation.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - non-diversified status

 - special-situation companies

 - start-up and other small companies

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of small capitalization stocks, which may be more volatile than the overall stock market. Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the portfolio is non-diversified, its share price might fluctuate more than it would for a diversified fund. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater and Roger M. Harris manage the portfolio. You can find out more about them in "Meet the Managers."

     FINANCIAL HIGHLIGHTS

   As the portfolio has not yet commenced operations, no financial information is available as of the date of this Prospectus.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S.

Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate
       actual use
/20%/  Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET portfolio assets;
       does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL portfolio assets;
       does not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted

-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                       33 1/3%
-------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                 [ ]
-------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency,
hedged exposure, liquidity, political, valuation risks.(1)         [ ]
-------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                   [ ]
-------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                           [-]
-------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.       /10%/
-------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                             [ ]
-------------------------------------------------------------------------


-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     /20%/
-------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [ ]
-------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.          [ ]
-------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                  /5%/
-------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market speculative
exposure, valuation risks.                                         [ ]
-------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                        [ ]
-------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment
vehicles that invest primarily in income-producing real
estate or real estate related loans or interests. Credit,
interest-rate, market risks.                                       [-]
-------------------------------------------------------------------------


-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            /15%/
-------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                         33 1/3%
-------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market will drop. If the portfolio were to take short positions in stocks that increase in value,
then the portfolio would have to repurchase the securities
at that higher price and it would be likely to underperform
similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                    /10%/
-------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                               /10%/
-------------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after
purchase. A portfolio engaging in short-term trading will
have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise
shareholders' income tax liability.                                [ ]
-------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                      [-]
-------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [-]
-------------------------------------------------------------------------


-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or
selected stocks) where the portfolio's direct investment is
restricted. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                   [ ]
-------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                 [ ]
-------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               /10%/
-------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
-------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and
are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. Interest-rate, market risks.                       [ ]
-------------------------------------------------------------------------

(1)The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2)The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the portfolio:

ELIZABETH B. DATER, Managing Director, is head of U.S. equities and chief investment officer for post-venture-capital, distribution-management and small-capitalization U.S. equity portfolios, and has been a team member of the portfolio since the portfolio's inception. Ms. Dater joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management (Warburg Pincus), where she served as the director of research from 1984 through 1988, and as a senior portfolio manager and member of the Operating Committee from 1988 to 1999. Prior to joining Warburg Pincus in 1978, she was a vice president and U.S. equity analyst at Fiduciary Trust Company of New York and worked at Lehman Brothers. Ms. Dater holds a B.A. in fine arts from Boston University.

ROGER M. HARRIS, Managing Director, has been a team member of the portfolio since the portfolio's inception. Mr. Harris joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1996, he was a portfolio manager and research analyst at Centennial Associates and Spears, Benzak, Salomon & Farrell, and a vice president in charge of listed-derivatives sales at both Donaldson, Lufkin & Jenrette and Smith Barney, Harris Upham. Mr. Harris holds a B.A. in managerial economics from Union College and an M.B.A. from the Harvard Graduate School of Business.

           Job titles indicate position with the investment adviser.

                       This page intentionally left blank

                           MORE ABOUT YOUR PORTFOLIO

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of its shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains at least annually, usually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam-americas.com


SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRSSC-1-0503

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2003

                               CREDIT SUISSE TRUST

                           GLOBAL TECHNOLOGY PORTFOLIO

This Statement of Additional Information provides information about Credit Suisse Trust (the "Trust") relating to the Global Technology Portfolio (the "Portfolio") that supplements information in the Prospectus for the Portfolio, dated May 1, 2003, as amended or supplemented from time to time (the "Prospectus") and is incorporated by reference in its entirety in the Prospectus.
The Portfolio's audited Annual Report, dated December 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the prospective investor, is incorporated herein by reference.
This Statement of Additional Information is not itself a prospectus and no investment in shares of the Portfolio should be made solely upon the information contained herein. Copies of the Trust's Prospectus relating to the Portfolio, Annual Report and information regarding the Portfolio's current performance can be obtained by writing or telephoning:
                               Credit Suisse Trust
                                 P.O. Box 55030
                              Boston, MA 02205-5030
                                  800-222-8977

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
INVESTMENT OBJECTIVE AND POLICIES................................................................................1
     General Investment Strategies...............................................................................1
     Strategic and Other.........................................................................................1
     Securities Options..........................................................................................1
         Securities options......................................................................................1
         OTC Options.............................................................................................4
         Futures Activities......................................................................................5
         Currency Exchange Transactions..........................................................................7
         Hedging.................................................................................................9
         Asset Coverage for Forward Contracts, Options, Futures and Options on Futures..........................10
         Foreign Investments....................................................................................11
         Depository Receipts....................................................................................11
         Brady Bonds............................................................................................13
         U.S. Government Securities.............................................................................15
         Repurchase Agreements..................................................................................16
         Convertible Securities.................................................................................16
         Structured Securities..................................................................................16
         Debt Securities........................................................................................20
         Below Investment Grade Securities......................................................................21
         Securities of Other Investment Companies...............................................................22
         Lending of Portfolio Securities........................................................................22
         When-Issued Securities and Delayed-Delivery Transactions...............................................23
         Reverse Repurchase Agreements and Dollar Rolls.........................................................24
         Non-Publicly Traded and Illiquid Securities............................................................25
         Section 4(2) Paper.....................................................................................26
         Borrowing..............................................................................................26
         Non-Diversified Status.................................................................................26
         Small Capitalization and Emerging Growth Companies; Unseasoned Issuers.................................27
         Temporary Investments..................................................................................27
         Short Sales............................................................................................27
         Short Sales "Against the Box...........................................................................28
         Technology Companies...................................................................................28
     Other Investment Limitations...............................................................................30
         General................................................................................................31
     Portfolio Valuation........................................................................................32
     Portfolio Transactions.....................................................................................34
     Portfolio Turnover.........................................................................................36
MANAGEMENT OF THE TRUST.........................................................................................37
     Officers and Board of Trustees.............................................................................37


                                      (i)

                                                                                                                Page
                                                                                                                ----
     Trustees' Total Compensation For the Fiscal Year Ended December 31, 2002...................................45
     Sub-Advisory Agreements....................................................................................47
     Board Approval of Advisory Agreements......................................................................48
     Administration Agreements..................................................................................50
     Code of Ethics ............................................................................................50
     Custodian and Transfer Agent...............................................................................51
     Distribution and Shareholder Servicing.....................................................................51
         Shareholder Servicing..................................................................................51
         Distributor............................................................................................51
     Organization of the Trust..................................................................................52
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................53
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................54
     Investment in Passive Foreign Investment Companies.........................................................56
DETERMINATION OF PERFORMANCE....................................................................................57
         Average Annual Total Returns...........................................................................57
         Total Return...........................................................................................58
INDEPENDENT ACCOUNTANTS AND COUNSEL.............................................................................60
FINANCIAL STATEMENT.............................................................................................60
MISCELLANEOUS...................................................................................................60

APPENDIX A - DESCRIPTION OF RATINGS A-1


                                      (ii)

                        INVESTMENT OBJECTIVE AND POLICIES

            The following information supplements the description of the Portfolio's investment objective and policies in the Prospectus. The investment objective of the Portfolio is to seek long-term appreciation of capital. Pending shareholder approval, the Portfolio's investment objective can be changed by the Board of Trustees without further shareholder action. There are no assurances that the Portfolio will achieve its investment objective.

            The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. This percentage requirement will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolio's 80% investment policy may be changed by the Board of Trustees upon 60 days' notice to shareholders.

General Investment Strategies

            Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

            The Portfolio does not represent that these techniques are available now or will be available at any time in the future. Strategic and Other Transactions Options, Futures and Currency Exchange Transactions. The Portfolio may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return. The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").

      Securities Options. The Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options.

            The Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Portfolio writes call options it retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options. For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

            Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolio's investment adviser ("CSAM"), or the Portfolio's sub-investment advisers, Credit Suisse Asset Management Limited ("CSAM U.K."), Credit Suisse Asset Management Limited (Japan) ("CSAM Japan") or Credit Suisse Asset Management (Australia) Limited ("CSAM Australia" and, collectively with CSAM, CSAM U.K. and CSAM Japan, the "Adviser" or the "Advisers") expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or the Portfolio and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

      Securities Index Options. The Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

      OTC Options. The Portfolio may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

      Futures Activities. The Portfolio may enter into future contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

            These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation.

            The Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by the Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolio will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

            Options on Futures Contracts. The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

      Currency Exchange Transactions. The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The Portfolio may engage in currency exchange transactions for both hedging purposes and to increase total return which may involve speculation.

            Forward Currency Contracts. The Portfolio may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Portfolio will not invest more than 50% of its respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Portfolio may invest in such transactions for hedging purposes.

            The Portfolio may also enter into forward currency contracts with respect to specific transactions. For example, when the Portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S.

dollars, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

            A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Currency Options. The Portfolio may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. The Portfolio's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

      Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

            In hedging transactions based on an index, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

            The Portfolio will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Portfolio of hedging transactions will be subject to the Adviser's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

            To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

      Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. The Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolio on securities and securities indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

            For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

      Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, foreign investments by the Portfolio are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to the Portfolio's domestic investments as well. The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

      Depository Receipts. The assets of the Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Portfolio's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.
            ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

            Foreign Currency Exchange. Since the Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by the Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

            Information. The majority of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

            Increased Expenses. The operating expenses of the Portfolio, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. As of January 1, 2002, the euro became the official legal tender of the eleven member states.


            Brady Bonds. The Portfolio may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

            Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.
            Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").
            Emerging Markets. The Portfolio may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
            Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.

            Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                   The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

                   Investors should also be aware that certain sovereign debt instruments in which the Portfolio may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and the Standard & Poor's Division of the Mc-Graw Hill Companies, Inc. ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by the Portfolio at a discount from face value. From time to time, the Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

         U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities the Portfolio may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration,

General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

         Repurchase Agreements. The Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

         Convertible Securities. Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

         Structured Securities. The Portfolio may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                   Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed securities sponsored by U.S. and foreign issuers, as well as non-governmental issuers.

Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares.

                   Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

                   The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                   Asset-Backed Securities. The Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and the Portfolio will therefore not purchase any asset-backed securities which would cause 25% or more of the Portfolio's net assets at the time of purchase to be invested in asset-backed securities.

                   Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The Portfolio may purchase asset-backed securities that are unrated.

                   Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                   Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments").

                   Participations typically will result in the Portfolio's having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.

                   When the Portfolio purchases Assignments from Lenders, it will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                   There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

                   Collateralized Mortgage Obligations. The Portfolio may also purchase CMOs issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The

Portfolio may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

                   CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

                   The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

                   Zero Coupon Securities. The Portfolio may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons.

                   A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

         Debt Securities. The Portfolio may invest up to 20% of its net assets in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Debt obligations of corporations in which the Portfolio may invest include corporate bonds, debentures and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                   A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Moody's considers securities rated in the fourth highest grade to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

         Below Investment Grade Securities. The Portfolio may invest to a limited extent in below investment grade debt securities. Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

                   Below investment grade securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                   While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                   The Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value. The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value.

                   The Portfolio will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed.

                   Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

         Securities of Other Investment Companies. The Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to an SEC order. Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

         Lending of Portfolio Securities. The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Portfolio's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities which are segregated at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

                   By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Portfolio, income received could be used to pay the Portfolio's expenses and would increase an investor's total return. The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

                   The Trust and CSAM have received an order of exemption (the "Order") from the SEC to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Portfolio, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of the Portfolio's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

         When-Issued Securities and Delayed-Delivery Transactions. The Portfolio may purchase securities on a "when-issued" basis or on a forward commitment basis, or it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued securities will not exceed 25% of the Portfolio's net assets. The Portfolio does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

                   In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. The Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

                   When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Reverse Repurchase Agreements and Dollar Rolls. The Portfolio may enter into reverse repurchase agreements and "dollar rolls" with member banks of the Federal Reserve System and certain non-bank dealers.

                   Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                   The Portfolio also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

         Rights Offering and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         Non-Publicly Traded and Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and certain Rule 144A Securities (as defined below). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                   In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                   Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

                   An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                   Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

         Section 4(2) Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Portfolio which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See Appendix "A" for a list of commercial paper ratings.

         Borrowing. The Portfolio may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's total assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

         Non-Diversified Status. The Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that the Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes" regarding such diversification requirements.

         Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. The Portfolio will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of the Portfolio's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

                  Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

         Temporary Investments. To the extent permitted by its investment objectives and policies, the Portfolio may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by the Adviser, the Portfolio may invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which the Portfolio may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

         Short Sales. The Portfolio may seek to realize additional gains through short sales. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

                  The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

                  The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Portfolio's net assets.

         Short Sales "Against the Box." While a short sale is made by selling a security the Portfolio does not own, a short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

                  The Portfolio may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transactions costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

         If the Portfolio effects a short sale against the box at a time when it has an unrealized gain on securities that are the same or substantially identical to those sold short, it may be required to recognize that gain as if it had actually sold the appreciated securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales.

         Technology Companies. The Portfolio invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Technology consists of a broad spectrum of businesses, including telecommunications, such as communications equipment and service; electronic components and equipment; broadcast media; computer equipment, mobile telecommunications, and cellular radio and paging; electronic mail; local and wide area networking, and linkage of work and data processing systems; publishing and information systems; video and telex; and internet and other emerging technologies combining telephone, television and/or computer systems. Technology companies, including telecommunications companies in both developed and emerging countries, are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

         Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Portfolio's investment decisions are based upon capital appreciation potential rather than income considerations.

Other Investment Limitations(1)


--------

(1) Pending shareholder approval and related action by the Board, certain of the Portfolio's investment limitations will be changed. Set forth below are the revised investment limitations of the Portfolio, assuming such shareholder and Board approval, effective as of the date of such shareholder and Board approval:

The investment limitations numbered 1 through 7 may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 8 through 10 may be changed by a vote of the Board at any time.

The Portfolio may not:

1.       Borrow money, except to the extent permitted under the 1940 Act;

2.       Issue any senior securities, except as permitted under the 1940 Act;

3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4. Purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted under the 1940 Act;

6. Purchase any securities, which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry other than the telecommunications industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

7. Make investments for the purpose of exercising control or management, but investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

8. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

            The investment limitations numbered 1 through 7 may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 8 through 10 may be changed by a vote of the Board at any time.

         The Portfolio may not:

            1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Portfolio's total assets at the time of such borrowing;

            2. Issue any senior securities, except as permitted under the 1940 Act;

            3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

            4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;




            5. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

            6. Purchase any securities, which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more
(..continued)

9. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

10. Pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act.

General. Collateral arrangements with respect to, if applicable, the writing of futures contracts, options, options or futures contracts, forward currency contracts and collateral arrangements with respect to initial and valuation margin and the purchase or sale of futures or related options are not deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2. If a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

issuers conducting their principal business activities in the same industry other than the telecommunications industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

            7. Make investments for the purpose of exercising control or management, but investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

            8. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts; and

            9. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

         General. For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2. If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

            Securities held by the Portfolio generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

Portfolio Valuation

            The following is a description of the procedures used by the Portfolio in valuing its assets.

            Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days will be valued in accordance with the price supplied by an independent pricing service ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board. Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

            If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

            Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

            Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Portfolio's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

            CSAM is responsible for establishing, reviewing and, where necessary, modifying the Portfolio's investment program to achieve its investment objective and for supervising the activities of CSAM U.K., CSAM Japan and CSAM Australia, the sub-advisers for the Portfolio. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

            The Adviser will select specific portfolio investments and effect transactions for the Portfolio. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange

Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to the Adviser's own research program. The fees to the Adviser under its advisory agreements with the Portfolio are not reduced by reason of its receiving any brokerage and research services. For the fiscal year ended December 31, 2002, the Portfolio paid $2,596 in brokerage commissions to brokers and dealers who provided such research services and such brokers and dealers executed $1,145,217 in transactions. Research received from brokers or dealers is supplemental to the Adviser's own research.

            All orders for transactions in securities or options on behalf of the Portfolio are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). The Portfolio may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio. To the extent permitted by law, securities to be sold or purchased for the Portfolio may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.




            Transactions for the Portfolio may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Portfolio will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

            During the fiscal year ended December 31, 2002, the Portfolio paid $7,505 in commissions to broker-dealers for execution of portfolio transactions.

            In no instance will portfolio securities be purchased from or sold to CSAM, CSAM U.K., CSAM Japan, CSAM Australia, CSAMSI, or Credit Suisse First Boston ("CSFB") or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            During the fiscal year ended December 31, 2002, the Portfolio paid $65 in commissions to CSFB, which represented 0.86% of total commissions paid for the period.

            As of December 31, 2002, the Portfolio held the following securities of its regular broker-dealers:

Name of Securities                                           Aggregate Value of the Holdings
------------------                                           -------------------------------
State Street Bank and Trust Company                                   $170,000
Euro Time Deposit


Portfolio Turnover

            The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities. The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by the Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

            It is not possible to predict the Portfolio's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

            For the fiscal year ended December 31, 2002, the portfolio turnover rate for the Portfolio was 87%.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees

            The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board approves all significant agreements between the Trust and companies that provide services to the Portfolio, including agreements with the Portfolio's Advisers, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Portfolio and who execute policies authorized by the Board.

            The names and birth dates of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                                                                                         Number of
                                                                                         Portfolios
                                               Term of                                   in Fund
                                Position(s)    Office(2)                                 Complex
Name, Address and               Held with      Length of     Principal Occupation(s)     Overseen       Directorships
Birth Date                      Trust          Time Served   During Past Five Years      by Trustee     Held by Trustee
-----------------               -----------    -----------   ----------------------      ----------     ---------------
INDEPENDENT TRUSTEES
Richard H. Francis              Trustee        Since 1999    Currently retired;          54             None
c/o Credit Suisse Asset                                      Executive Vice President
Management, LLC                                              and Chief Financial
466 Lexington Avenue                                         Officer of Pan Am
New York, New York  10017-3140                               Corporation and Pan
Date of Birth:  04/23/32                                     American World Airways,
                                                             Inc. from 1988 to 1991

Jack W. Fritz                   Trustee        Since Trust   Private investor;           53             Director of Advo,
2425 North Fish Creek Road                     inception     Consultant and Director                    Inc. (direct mail
P.O. Box 1287                                                of Fritz Broadcasting,                     advertising)
Wilson, Wyoming 83014                                        Inc. and Fritz
                                                             Communications
                                                             (developers and operators

(2) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                         Number of
                                                                                         Portfolios
                                               Term of                                   in Fund
                                Position(s)    Office(2)                                 Complex
Name, Address and               Held with      Length of     Principal Occupation(s)     Overseen       Directorships
Birth Date                      Trust          Time Served   During Past Five Years      by Trustee     Held by Trustee
-----------------               -----------    -----------   ----------------------      ----------     ---------------
Date of Birth:  04/22/27                                     of radio stations) since
                                                             1987

Jeffrey E. Garten(3)            Trustee        Since 1998    Dean of Yale School of      53             Director of
Box 208200                                                   Management and William S.                  Aetna, Inc.;
New Haven, Connecticut                                       Beinecke Professor in the                  Director of
06520-8200                                                   Practice of International                  Calpine Energy
Date of Birth:  10/29/46                                     Trade and Finance;                         Corporation;
                                                             Undersecretary of                          Director of
                                                             Commerce for                               CarMax Group
                                                             International Trade from                   (used car dealers)
                                                             November 1993 to October
                                                             1995; Professor at
                                                             Columbia University from
                                                             September 1992 to
                                                             November 1993

Peter F. Krogh                  Trustee        Since 2001    Dean Emeritus and           53             Member of the Board of The
301 ICC                                                      Distinguished Professor                    Member Carlisle Companies
Georgetown University                                        of International Affairs                   Inc.; of Selection Committee
Washington, DC 20057                                         at the Edmund A. Walsh                     for Truman Scholars and
Date of Birth:  02/11/37                                     School of Foreign                          Henry Luce Scholars; Senior
                                                             Service, Georgetown                        Associate of Center for
                                                             University; Moderator of                   Strategic and International
                                                             PBS foreign affairs                        Studies; Trustee of numerous
                                                             television series                           world affairs organizations

James S. Pasman, Jr.            Trustee        Since 1999    Currently retired;          55             Director of
c/o Credit Suisse Asset                                      President and Chief                        Education
Management, LLC                                              Operating Officer of                       Management Corp.
466 Lexington Avenue                                         National InterGroup, Inc.
New York, New York

(3) Mr. Garten was initially appointed as a Trustee on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

                                                                                         Number of
                                                                                         Portfolios
                                               Term of                                   in Fund
                                Position(s)    Office(2)                                 Complex
Name, Address and               Held with      Length of     Principal Occupation(s)     Overseen       Directorships
Birth Date                      Trust          Time Served   During Past Five Years      by Trustee     Held by Trustee
-----------------               -----------    -----------   ----------------------      ----------     ---------------
10017-3140                                                   (holding company) from
Date of Birth:  12/20/30                                     April 1989 to March 1991;
                                                             Chairman of Permian Oil
                                                             Co. from April 1989 to
                                                             March 1991

Steven N. Rappaport             Trustee        Since 1999    Partner of Lehigh Court,    54             None
Lehigh Court, LLC                                            LLC and RZ Capital
40 East 52nd Street                                          (private investment
New York, New York 10022                                     firms) since July 2002;
Date of Birth:  07/10/48                                     Consultant to SunGard
                                                             Securities Finance, Inc.
                                                             ("SunGard") from
                                                             February 2002 to July
                                                             2002; President of
                                                             SunGard from May 2001 to
                                                             February 2002; President
                                                             of Loanet, Inc. (on-line
                                                             accounting service) from
                                                             1997 to May 2001;
                                                             Executive Vice President
                                                             of Loanet, Inc. from
                                                             1994 to 1997; Director,
                                                             President, North
                                                             American Operations, and
                                                             former Executive Vice
                                                             President from 1992 to
                                                             1993 of Worldwide
                                                             Operations of Metallurg
                                                             Inc. (manufacturer of
                                                             specialty metals and
                                                             alloys); Executive Vice
                                                             President, Telerate,
                                                             Inc. (provider of
                                                             real-time information to
                                                             the capital markets)
                                                             from 1987 to 1992;
                                                             Partner in the law firm
                                                             of Hartman & Craven
                                                             until 1987

                                                                                         Number of
                                                                                         Portfolios
                                               Term of                                   in Fund
                                Position(s)    Office(2)                                 Complex
Name, Address and               Held with      Length of     Principal Occupation(s)     Overseen       Directorships
Birth Date                      Trust          Time Served   During Past Five Years      by Trustee     Held by Trustee
-----------------               -----------    -----------   ----------------------      ----------     ---------------
INTERESTED TRUSTEE

William W. Priest(4)            Trustee        Since 1999    Co-Managing Partner,        60             None
Steinberg Priest & Sloane                                    Steinberg Priest & Sloane
Capital Management                                           Capital Management since
12 East 49th Street                                          March 2001; Chairman and
12th Floor                                                   Managing Director of CSAM
New York, New York 10017                                     from 2000 to February
Date of Birth:  09/24/41                                     2001, Chief Executive
                                                             Officer and Managing
                                                             Director of CSAM from
                                                             1990 to 2000

4 Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provides consulting services to CSAM.

                                                                                         Number of
                                                                                         Portfolios
                                               Term of                                   in Fund
                                Position(s)    Office(2)                                 Complex
Name, Address and               Held with      Length of     Principal Occupation(s)     Overseen       Directorships
Birth Date                      Trust          Time Served   During Past Five Years      by Trustee     Held by Trustee
-----------------               -----------    -----------   ----------------------      ----------     ---------------
OFFICERS

Joseph D. Gallagher(5)          Chairman and   Since 2003    Managing Director and       --             --
Credit Suisse Asset             Chief                        Chief Executive Officer
Management, LLC                 Executive                    of CSAM since 2003; Chief
466 Lexington Avenue            Officer                      Executive Officer and
New York, New York  10017-3140                               Director of Credit Suisse
Date of Birth:  12/14/62                                     Asset Management Limited,
                                                             London, England,
                                                             from June 2000 to
                                                             2003; Director of
                                                             Credit Suisse Asset
                                                             Management Funds
                                                             (UK) Limited,
                                                             London, England,
                                                             from June 2000 to
                                                             2003; Managing
                                                             Director, Head --
                                                             Asian Corporate
                                                             Finance and M&A's,
                                                             Credit Suisse First
                                                             Boston, Hong Kong,
                                                             China, from January
                                                             1998 to May 1999;
                                                             and Director, Head
                                                             -- Asian Corporate
                                                             Finance, Credit
                                                             Suisse First
                                                             Boston, Hong Kong,
                                                             China, from October
                                                             1993 to December
                                                             1997

Hal Liebes, Esq.                Vice           Since 1999    Managing Director and       --             --
Credit Suisse Asset             President                    Global General Counsel of
Management, LLC                 and Secretary                CSAM; Associated with
466 Lexington Avenue                                         CSAM since 1997; Officer
New York, New York 10017-3140                                of CSAMSI and other
Date of Birth:  07/06/64                                     Credit Suisse Funds

5 Mr. Gallagher's election as a Trustee of the Trust (and of a total of 60 portfolios in the Fund Complex) is pending shareholder approval. If elected, Mr. Gallagher would be a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.

                                                                                         Number of
                                                                                         Portfolios
                                               Term of                                   in Fund
                                Position(s)    Office(2)                                 Complex
Name, Address and               Held with      Length of     Principal Occupation(s)     Overseen       Directorships
Birth Date                      Trust          Time Served   During Past Five Years      by Trustee     Held by Trustee
-----------------               -----------    -----------   ----------------------      ----------     ---------------
Michael A. Pignataro            Treasurer      Since 1999    Director and Director of    --             --
Credit Suisse Asset             and Chief                    Fund Administration of
Management, LLC                 Financial                    CSAM; Associated with
466 Lexington Avenue            Officer                      CSAM since 1984; Officer
New York, New York 10017-3140                                of other Credit Suisse
Date of Birth:  11/15/59                                     Funds

Gregory N. Bressler, Esq.       Assistant      Since 2000    Director and Deputy         --             --
Credit Suisse Asset             Secretary                    General Counsel;
Management, LLC                                              Associated with CSAM
466 Lexington Avenue                                         since January 2000;
New York, New York 10017-3140                                Associated with the law
Date of Birth:  11/17/66                                     firm of Swidler Berlin
                                                             Shereff Friedman LLP from
                                                             1996 to 2000; Officer of
                                                             other Credit Suisse Funds

Rocco A. DelGuercio             Assistant      Since 1999    Vice President and          --             --
Credit Suisse Asset             Treasurer                    Administrative Officer of
Management, LLC                                              CSAM; Associated with
466 Lexington Avenue                                         CSAM since 1996; Officer
New York, New York 10017-3140                                of other Credit Suisse
Date of Birth:  04/28/63                                     Funds

Joseph Parascondola             Assistant      Since 2000    Assistant Vice President    --             --
Credit Suisse Asset             Treasurer                    - Fund Administration of
Management, LLC                                              CSAM since April 2000;
466 Lexington Avenue                                         Assistant Vice President,
New York, New York 10017-3140                                Deutsche Asset Management
Date of Birth:  06/05/63                                     from January 1999 to
                                                             April 2000; Assistant Vice

                                                                                         Number of
                                                                                         Portfolios
                                               Term of                                   in Fund
                                Position(s)    Office(2)                                 Complex
Name, Address and               Held with      Length of     Principal Occupation(s)     Overseen       Directorships
Birth Date                      Trust          Time Served   During Past Five Years      by Trustee     Held by Trustee
-----------------               -----------    -----------   ----------------------      ----------     ---------------
06/05/63                                                     President, Weiss,
                                                             Peck & Greer LLC from
                                                             November 1995 to December
                                                             1998; Officer of other
                                                             Credit Suisse Funds

Robert M. Rizza                 Assistant      Since 2002    Assistant Vice President    --             --
Credit Suisse Asset             Treasurer                    of CSAM since January
Management, LLC                                              2001; Associated with
466 Lexington Avenue                                         CSAM since 1998: Officer
New York, New York 10017-3140                                of other Credit Suisse
Date of Birth:  12/09/65                                     Funds

                  Mr. Rappaport informed the Trust that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position after February 2002.

             OWNERSHIP IN SECURITIES OF THE TRUST AND TRUST COMPLEX

As reported to the Trust, the information in the following table reflects the beneficial ownership by the Trustees of certain securities as of December 31, 2002.

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                                Dollar Range of Equity          Trustee in Family of Investment
Name of Trustee                             Securities in the Trust*,(1)        Companies*
---------------                             ----------------------------        --------------------------------
INDEPENDENT TRUSTEE
Richard H. Francis                                A                                      E
Jack W. Fritz                                     A                                      E
Jeffrey E. Garten                                 A                                      A
Peter F. Krogh                                    A                                      D
James S. Pasman, Jr.                              A                                      C
Steven N. Rappaport                               A                                      D
INTERESTED TRUSTEE(2)
William W. Priest                                 A                                      A

* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(2) As of December 31, 2002, Mr. Gallagher did not hold any of the Trust's equity securities or equity securities in any registered investment company to be overseen by Mr. Gallagher (if elected as a Trustee) in the Family of Investment Companies.

            The Trust's Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

            In accordance with its written charter adopted by the Board of Trustees, the Audit Committee oversees the financial reporting process of the Portfolio and monitors the valuation of portfolio assets. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the audit plan and audit fees charged, and reviews the results of the Portfolio's annual audit. The Audit Committee also considers the scope and amount of non-audit services provided to the Trust, its adviser and affiliates by the independent public accountants. During the Trust's most recent fiscal year, the Audit Committee met four times.

            The Nominating Committee is charged with the duty of selecting and nominating candidates for election to the Board as Independent Trustees. The Nominating Committee will consider nominees recommended by the Trust's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary. The Nominating Committee also considers the appointment of independent counsel to the independent Trustees. During the Trust's most recent fiscal year, the Nominating Committee met twice.

            No employee of CSAM, CSAM U.K., CSAM Japan, CSAM Australia, State Street Bank and Trust Company ("State Street") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from the Portfolio for acting as an officer or trustee of the Portfolio. Each Trustee who is not a director, trustee, officer or employee of CSAM, CSAM U.K., CSAM Japan, CSAM Australia, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

Trustees' Total Compensation For the Fiscal Year Ended December 31, 2002
------------------------------------------------------------------------









                                                               All Investment              Total Number of
                                           Total               Companies in the             Funds for Which
                                      Compensation from           CSAM Fund               Trustee Serves Within
Name of Trustee(1)                         Trust                   Complex                    Fund Complex
------------------                    ------------------       ----------------           ---------------------

William W. Priest(2)                       None                    None                              60
Richard H. Francis                         $389                   $ 82,015                           54
Jack W. Fritz                              $361                   $ 64,640                           53
Jeffrey E. Garten                          $326                   $ 71,515                           53
Peter F. Krogh                             $389                   $ 75,015                           53
James S. Pasman, Jr.                       $389                   $110,015                           55
Steven N. Rappaport                        $415                   $ 84,360                            54

--------------
1 Mr. Gallagher is an interested person of the Trust, and, accordingly, if elected a Trustee of the Trust will receive no compensation from the Trust or any other investment company advised by CSAM.

2 Mr. Priest is an interested person of the Trust, and, accordingly, receives no compensation from the Trust or any other investment company advised by CSAM.

            As of March 4, 2003, the Trustees and officers as a group owned of record none of the Portfolio's shares.

            INVESTMENT ADVISORY AGREEMENT. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to the Portfolio pursuant to a written investment advisory agreement between CSAM and the Trust (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of December 31, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $297.4 billion, with $52.8 billion of assets under management in the U.S.

            CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

            The Advisory Agreement between the Trust and CSAM continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Board of Trustees or by a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act.

            Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

            The Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Portfolio and of the officers or Board of Trustees of the Portfolio; and any extraordinary expenses.

            The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Portfolio or to shareholders of the Portfolio to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

            The Portfolio or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            For its services to the Portfolio, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly calculated at an annual rate of 1.00% of the Portfolio's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Portfolio.

            For the fiscal year ended December 31, 2002, the Portfolio paid CSAM, and CSAM waived fees and/or reimbursed expenses of the Portfolio under the Advisory Agreement as follows:

       Fees Paid (After Waivers)                        Waivers                            Reimbursements
       -------------------------                        -------                            --------------
                  $0                                    $37,372                                $43,602


         SUB-ADVISORY AGREEMENTS. The Trust, on behalf of the Portfolio, has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan"), and CSAM's Australian affiliate ("CSAM Australia") each of which is named Credit Suisse Asset

Management Limited (each of CSAM U.K., CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

            Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Portfolio in accordance with the Trust's Declaration of Trust, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the applicable Sub-Advisory Agreement.

            CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of December 31, 2002 managed approximately $48.8 billion in assets.

            CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of December 31, 2002 managed approximately $8.7 billion in assets.

            CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of December 31, 2002 managed approximately $11.3 billion in assets.

            Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Portfolio) pays each of CSAM U.K., and CSAM Japan an annual fee of

$250,000 for services rendered with respect to the Portfolio and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Portfolio is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Portfolio during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Portfolio and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended December 31, 2002, the portion of the fees allocable to the Portfolio for CSAM U.K. and CSAM Japan were $482 and $486, respectively.

            Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the Portfolio) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Portfolio and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the Portfolio is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan. For the fiscal year ended December 31, 2002, the portion of the fees allocable to the Portfolio for CSAM Australia was $286.

            Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Board of Trustees or by a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Portfolio or CSAM or to shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under the Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Portfolio, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940
Act).

         BOARD APPROVAL OF ADVISORY AGREEMENTS. In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Portfolio, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Portfolio. The Board of Trustees also considered the Portfolio's performance relative to a selected peer group, the Portfolio's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Trustees noted information received at regular meetings throughout the year related to Portfolio performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Portfolio. The Board reviewed the profitability to CSAM and its affiliates of their services to Portfolio and considered whether economies of scale in the provision of services to the Portfolio were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Portfolio expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Portfolio and its shareholders. No single factor reviewed by the Board was identified by the Boards as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

            In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the Portfolio of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Portfolio to obtain best price and execution on trades in international markets. The Board also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Portfolio makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board took into account the lack of any anticipated adverse impact to the Portfolio as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the Portfolio, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the Portfolio's shareholders. After requesting and reviewing such information as they deemed necessary, the Board concluded that each Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Administration Agreements

            CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Portfolio pursuant to separate written agreements with the Trust

(the "CSAMSI Co-Administration Agreement" and the "State Street
Co-Administration Agreement," respectively).

            For the services provided by CSAMSI under the CSAMSI
Co-Administration Agreement, the Portfolio pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2002, the Portfolio paid CSAMSI fees under the CSAMSI Co-Administration Agreement of $3,737.

            State Street became co-administrator to the Portfolio on May 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, State Street receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated for all the Credit Suisse Funds co-administered by State Street and allocated based on the relative net assets of each fund or portfolio: an annual rate of .05% of the first $5 billion in average daily net assets, .035% of the next $5 billion in average daily net assets, and .020% of average daily net assets over $10 billion. For the period from May 1, 2002 through December 31, 2002, the Portfolio paid State Street fees (including out-of-pocket expenses) under the State Street Co-Administration Agreement of $3,658.

            PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Portfolio prior to May 1, 2002. PFPC received fees for its services calculated on the Portfolio's average daily net assets, as follows: .08% of the Portfolio's first $500 million in average daily net assets, .07% of the next $1 billion in average daily net assets, and .06% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

            For the period January 1, 2002 through April 30, 2002, the Portfolio paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

          Fees Paid (After Waivers)            Waivers                Reimbursements
          -------------------------            -------                --------------
              $1,339                           $1,039                       $0

Code of Ethics

            The Trust, CSAM, CSAM U.K., CSAM Japan, CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolio. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

            The Board reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

Custodian and Transfer Agent

                  State Street serves as custodian for the Portfolio's non-U.S. and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. With the approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Portfolio. For this service to the Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the Portfolio's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Distribution and Shareholder Servicing

         Distributor. CSAMSI serves as the distributor of the Portfolio's shares and offers the Portfolio's shares on a continuous basis. No compensation is payable by the Portfolio to CSAMSI for distribution services. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017-3147.

         Shareholder Servicing. The Trust has authorized certain insurance companies ("Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if the Portfolio's shares are purchased directly from the Trust.

                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .40% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolio (the "Service Fee"). Service Organizations may also be paid additional amounts related to marketing costs. Service Fees may be paid on a one-time or ongoing basis. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Organization of the Trust

                  The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of eleven series have been authorized, one of which constitutes the interests in the Portfolio. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

                  Effective May 1, 2001, the Trust was renamed "Credit Suisse Warburg Pincus Trust." On December 12, 2001, the "Global Telecommunications Portfolio" was renamed the "Global Technology Portfolio" and the "Credit Suisse Warburg Pincus Trust" was renamed the "Credit Suisse Trust."

                  When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual series on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares.

                  Under current law, a Participating Insurance Company is required to request voting instructions from variable contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                  All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                  Pending shareholder approval, the Portfolio may redeem shares held by a shareholder for any reason, subject to applicable law, if the Board of Trustees determines that doing so is in the best interests of the Portfolio.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares of the Portfolio may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. The offering price of the Portfolio's shares is equal to its per share net asset value.

                  Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting the Portfolio and its shareholders is intended to be only a summary of certain material federal tax considerations and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

                  The Portfolio intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income

(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Portfolio's assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, the Portfolio will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain it does not distribute will be subject to tax at regular corporate rates.

The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

                  If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  In addition, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code,which relate to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of the Portfolio. The Board reserves the right to modify the investment policies of the Portfolio as necessary to prevent any such prospective rules and regulations from causing a variable contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

                  The Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

                  Investments by the Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make periodic interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

                  Because shares of the Portfolio may only be purchased through variable contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the variable contracts or Plans.

                  Dividends or other income received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. The foreign taxes paid by the Portfolio will reduce its return from investments in the Portfolio.

Investment in Passive Foreign Investment Companies

                  If the Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on any "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Portfolio to its shareholders, the variable contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

                  The Portfolio may be eligible to elect Qualified Electing Fund treatment with respect to its PFIC investments, which would require the Portfolio to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

                  Alternatively, the Portfolio may in some cases make a mark-to-market election that will result in the Portfolio's being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized PFIC gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of a 4% excise tax. The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                          DETERMINATION OF PERFORMANCE

                  From time to time, the Portfolio may quote its total return in advertisements or in reports and other communications to shareholders.




         Average annual total returns. "Average annual total return" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

               n
         P(1+T)  = ERV

         Where:            P = hypothetical initial payment of $1,000;

                           T = average annual total return;

                           n=number of years; and

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                  "Aggregate total return" is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                           ERV
Aggregate Total Return = [(   ) - l]
                           P

                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Investors should note that this performance may not be representative of the Portfolio's total returns in longer market cycles.

                                  TOTAL RETURN

                  The Portfolio's average annual total returns for the indicated periods ended December 31, 2002 were as follows (performance figures calculated without waiver by the Portfolio's service provider(s), if any, are noted in italics):

                                                                      Period from the
            Portfolio                                                  commencement
  (Commencement of Operations)    One-Year    Five-Year    Ten-Year    of operations
  ----------------------------    --------    ---------    --------    -------------
Global Technology Portfolio       (39.30)%       N/A         N/A         (39.22)%
(December 31, 2001)

                  The Portfolio may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Portfolio's performance with other measures of investment return. For example, in comparing the Portfolio's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the MSCI All Country World Free Growth Index, the Portfolio may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Portfolio shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period.

                  When considering total return figures for periods shorter than one year, investors should bear in mind that the Portfolio seeks long-term appreciation of capital, and that such return may not be representative of the Portfolio's return over a longer market cycle. The Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions.

                  In addition, reference may be made in advertising Portfolio shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Portfolio may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                  In its reports, investor communications or advertisements, the Portfolio may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments; (v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Portfolio; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or the Fund's investment objective; and (xi) other information of interest to investors.

                  The Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. The Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

                  The Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular variable contract or Plan, which would reduce the returns described in this section.

                  The Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by

Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) which appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio; (iii) the MSCI All Country World Free Growth Index, or (iv) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. The Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, the Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, the Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The Statement of Assets and Liabilities as of December 31, 2002 for the Portfolio that is incorporated by reference in this Statement of Additional Information has been audited by PwC, and has been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust and provides legal services from time to time for CSAM and CSAMSI.

                               FINANCIAL STATEMENT

                  The Portfolio's audited Annual Report for the year ended December 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolio included herein. The Portfolio will furnish without charge a copy of its Annual Report upon request by calling the Trust at 1-800-222-8977.

                                  MISCELLANEOUS

                  As of March 4, 2003, the following persons owned of record 5% or more of the Portfolio's outstanding shares:

         Fidelity Investment Institutional*                     43.32%
         Operations CNT as Agent for Certain
         Employee Benefit Plans
         100 Magellan Way
         Covington, KY 41015-1999

         Trustlynx & Co.*                                       56.68%
         House Account
         P.O. Box 173736
         Denver, CO 80217-3736

         * The Portfolio does not believe that these entities are the beneficial owners of the shares held of record by them.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by the Standard and Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2003

                          -----------------------------

                               CREDIT SUISSE TRUST

                           Emerging Markets Portfolio
                            Large Cap Value Portfolio
                          International Focus Portfolio
                      Global Post-Venture Capital Portfolio
                           Small Cap Growth Portfolio
                            Emerging Growth Portfolio

This combined Statement of Additional Information provides information about Credit Suisse Trust (the "Trust"), relating to the Emerging Markets, Large Cap Value, International Focus, Global Post-Venture Capital, Small Cap Growth and Emerging Growth Portfolios (each a "Portfolio," and together, the "Portfolios") that supplements information contained in the Prospectus for each Portfolio (collectively, the "Prospectuses"), dated May 1, 2003.

The Trust's audited Annual Report dated December 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a Prospectus, and no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Trust's Prospectuses, Annual Report and information regarding each Portfolio's current performance may be obtained by writing or telephoning:



                              CREDIT SUISSE TRUST
                                 P.O. BOX 55030
                              BOSTON, MA 02205-5030
                                 1-800-222-8977

                                Table of Contents

                                                                                                 PAGE
INVESTMENT OBJECTIVES AND POLICIES ...........................................................     1
General Investment Strategies ................................................................     2
Strategic and Other Transactions .............................................................     2
Options, Futures and Currency Exchange Transactions ..........................................     2
   Securities Options ........................................................................     2
   Securities Index Options ..................................................................     5
   OTC Options ...............................................................................     6
   Currency Exchange Transactions ............................................................     6
   Forward Currency Contracts ................................................................     7
   Currency Options ..........................................................................     7
   Currency Hedging ..........................................................................     7
   Futures Activities ........................................................................     8
   Futures Contracts .........................................................................     8
   Options on Futures Contracts ..............................................................     9
   Hedging Generally .........................................................................    10
   Swaps .....................................................................................    11
   Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps ...    12
   Foreign Investments .......................................................................    13
   Foreign Currency Exchange .................................................................    13
   Information ...............................................................................    13
   Political Instability .....................................................................    14
   Foreign Markets ...........................................................................    14
   Increased Expenses ........................................................................    14
   Privatizations ............................................................................    14
   Foreign Debt Securities ...................................................................    14
   Sovereign Debt ............................................................................    15
   Brady Bonds ...............................................................................    15
   Emerging Markets ..........................................................................    17
   Japanese Investments ......................................................................    17
   Economic Background .......................................................................    17
   Currency Fluctuation ......................................................................    18
   Securities Markets ........................................................................    18
   Foreign Trade .............................................................................    18
   U.S. Government Securities ................................................................    18
   Money Market Obligations ..................................................................    19
   Repurchase Agreements .....................................................................    19
   Money Market Mutual Funds .................................................................    20
   Debt Securities ...........................................................................    20
   Below Investment Grade Securities .........................................................    21
   Convertible Securities ....................................................................    22
   Structured Securities .....................................................................    22

   Mortgage-Backed Securities ................................................................    22
   Asset-Backed Securities ...................................................................    23
   Loan Participations and Assignments .......................................................    24
   Structured Notes, Bonds or Debentures .....................................................    25
   Stand-By Commitments ......................................................................    25
   Temporary Defensive Strategies ............................................................    26
   Securities of Other Investment Companies ..................................................    26
   Lending of Portfolio Securities ...........................................................    26
   When-Issued Securities and Delayed-Delivery Transactions ..................................    27
   Short Sales ...............................................................................    28
   Short Sales "Against the Box" .............................................................    28
   Reverse Repurchase Agreements and Dollar Rolls ............................................    29
   Warrants ..................................................................................    30
   Non-Publicly Traded and Illiquid Securities ...............................................    30
   Rule 144A Securities ......................................................................    31
   Borrowing .................................................................................    32
   Small Capitalization and Emerging Growth Companies; Unseasoned Issuers ....................    32
   "Special Situation" Companies .............................................................    32
   General ...................................................................................    33
   Private Funds .............................................................................    33
   REITs .....................................................................................    34
   Non-Diversified Status (Emerging Markets, Small Cap Growth and Emerging Growth Portfolios).    35
INVESTMENT RESTRICTIONS ......................................................................    35
PORTFOLIO VALUATION ..........................................................................    37
PORTFOLIO TRANSACTIONS .......................................................................    38
PORTFOLIO TURNOVER ...........................................................................    42
MANAGEMENT OF THE TRUST ......................................................................    43
   Officers and Board of Trustees ............................................................    43
   Trustees' Compensation ....................................................................    50
   Code of Ethics ............................................................................    58
   Investment Advisers and Co-Administrators .................................................    50
   Custodian and Transfer Agent ..............................................................    60
   Distribution and Shareholder Servicing ....................................................    60
   Organization of the Trust .................................................................    60
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...............................................    62
ADDITIONAL INFORMATION CONCERNING TAXES ......................................................    62
   Investment in Passive Foreign Investment Companies ........................................    64
DETERMINATION OF PERFORMANCE .................................................................    65
INDEPENDENT ACCOUNTANTS AND COUNSEL ..........................................................    69
FINANCIAL STATEMENTS .........................................................................    69
MISCELLANEOUS ................................................................................    69
APPENDIX .....................................................................................   A-1

                       INVESTMENT OBJECTIVES AND POLICIES

            The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectuses. There are no assurances that the Portfolios will achieve their investment objectives.

            The investment objective of each of the Emerging Markets Portfolio and the Global Post-Venture Capital Portfolio is long-term growth of capital.

            The investment objectives of the Large Cap Value Portfolio are long-term growth of capital and income.

            The investment objective of the International Focus Portfolio is long-term capital appreciation.

            The investment objective of the Small Cap Growth Portfolio is capital growth.

            The investment objective of the Emerging Growth Portfolio is maximum capital appreciation.

            The Emerging Markets Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three emerging markets. This percentage requirement will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

            The Global Post-Venture Capital Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of post-venture-capital companies from at least three countries, including the U.S. This percentage requirement will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

            The Large Cap Value Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations, which are defined as companies with market capitalizations equal to or greater than the smallest company in the Russell 1000 Index. This percentage requirement will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

            The International Focus Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three foreign countries. This percentage requirement will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below.

The Portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

            The Small Cap Growth Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. This percentage requirement will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

            The Emerging Growth Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities of emerging growth companies that represent attractive capital appreciation opportunities. This percentage requirement will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

            In addition, subject to shareholder approval, the Board of the Trust is able to change each Portfolio's investment objective without further shareholder action.

General Investment Strategies

            Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

            The Portfolios do not represent that these techniques are available now or will be available at any time in the future.

Strategic and Other Transactions

            Subject to the limitations described above, up to 25% of a Portfolio's assets may be at risk in connection with the strategies described below. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid and in the case of writing options, the value of the underlying obligation.

Options, Futures and Currency Exchange Transactions

            Each Portfolio may purchase and write (sell) covered options on securities, securities indices and currencies for hedging purposes or to increase total return. Each Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation.

            Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options.

            A Portfolio that writes options realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

            Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolios' investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or a Portfolio and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

            Securities Index Options. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolios will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. Each Portfolio may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio. To the extent a Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through the use of hedging transactions).

            Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

            Futures Activities. Each Portfolio may enter into futures contracts (and related options) on securities, securities indices, foreign currencies, interest rates and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

            Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

            Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

            In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

            A Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolio of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

            To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

            Swaps. (Emerging Markets and International Focus Portfolios) The Emerging Markets and International Focus Portfolios may enter into swaps relating to interest rates, indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. A Portfolio may enter into these transactions for hedging purposes, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances under which, for example, the subject security is illiquid, unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

            A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CSAM believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

            Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps. Each Portfolio will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indexes and swaps; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

            For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

            Foreign Investments. The Emerging Markets, International Focus and Global Post-Venture Capital Portfolios will invest in foreign securities, and the Large Cap Value, Small Cap Growth and Emerging Growth Portfolios may invest in foreign securities in amounts up to 20%, 10% and 10% of their total assets, respectively. As a result, investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, foreign investments by the Portfolios are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Portfolio's domestic investments as well. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            Foreign Currency Exchange. Since each Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

            Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased illiquidity.

            Increased Expenses. The operating expenses of the International Focus and Emerging Markets Portfolios (and, to the extent they invest in foreign securities, the Large Cap Value, Global Post-Venture Capital and Small Cap Growth Portfolios) can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

            Privatizations. Each Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful. The International Focus and Emerging Markets Portfolios may invest to a significant extent in privatizations.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

            Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

            Investors should also be aware that certain sovereign debt instruments in which a Portfolio may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and the Standard & Poor's Division of the McGraw Hill Companies Inc. ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Portfolio's ability to dispose of particular issues when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's portfolio and calculating its net asset value.

            Brady Bonds. Each Portfolio may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative. The International Focus and Emerging Markets Portfolios may invest to a significant extent in Brady Bonds.

            Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

            Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

            Depository Receipts. The assets of each Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Portfolio's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

            ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

            Emerging Markets. The Portfolios that may invest outside the United States may invest in securities of issuers located in less developed countries considered to be "emerging markets." The Emerging Markets Portfolio and the International Focus Portfolio may invest in securities of issuers located in emerging markets to a significant extent. Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

            Japanese Investments. Because the International Focus Portfolio may from time to time have large positions in Japanese securities and the Global Post-Venture Capital Portfolio may also invest in Japanese securities, these Portfolios may be subject to general economic and political conditions in Japan. Additional factors relating to Japan that an investor in these Portfolios should consider include the following:

            Generally. The Japanese economy languished for much of the 1990's. Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan's economic problems. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow. Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.

            Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Portfolios invest. Changes in government policies cannot be predicted.

            Currency Fluctuation. Investments by a Portfolio in Japanese securities will be denominated in yen and most income received by these Portfolios from such investments will be in yen. However, each Portfolio's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Portfolio's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Portfolios are not required to hedge against declines in the value of the yen.

            Securities Markets. The common stocks of many Japanese companies trade at high price-earnings ratios, and the Japanese stock markets have often been considered significantly overvalued. The Japanese securities markets are less regulated than those in the United States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced to the same extent as in the United States. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

            Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery, as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.


            Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and long term.

            Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

            Energy. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

            Natural Disasters. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Portfolios' investments, cannot be predicted.

            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

            Other U.S. government securities in which the Portfolios may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

            Money Market Obligations. Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and, in the case of the Emerging Markets, International Focus, Global Post-Venture Capital and Small Cap Growth Portfolios, medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

            Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

            Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, a Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

            Debt Securities. Each Portfolio may invest up to 20% of its net assets in debt securities (other than money market obligations). Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. Each Portfolio may invest in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders in a Portfolio that invests in zero coupon securities.


            Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

            Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Portfolio, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the security. CSAM may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and not absolute standards of quality.

            Below Investment Grade Securities. The Emerging Markets Portfolio may invest up to 20% of its net assets in below investment grade debt securities. Within the 20% limitation on investments in debt securities, up to 10% of the Large Cap Value Portfolio's net assets may be invested in debt securities rated below investment grade, including convertible debt securities. Within the 20% of net assets limitation on investment in debt securities, the International Focus, Global Post-Venture Capital, Small Cap Growth and Emerging Growth Portfolios each may invest up to 5% of its assets in below investment grade debt securities.

            Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by

Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

            An economic recession could severely disrupt the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

            The market value of below investment grade securities is also more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. A Portfolio will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by S&P and Moody's, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the securities. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

            Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities.

            Structured Securities. The Portfolios may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

            Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, FNMA, and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and CMOs may be less marketable than other securities.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Portfolio will therefore not purchase any asset-backed securities which would cause 25% of more of a Portfolio's net assets at the time of purchase to be invested in asset-backed securities.

            Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Portfolio may purchase asset-backed securities that are unrated.

            Loan Participations and Assignments. Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio's having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

            When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

            There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing its portfolio and calculating its net asset value.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Stand-By Commitments (Emerging Markets Portfolio Only). The Emerging Markets Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

            The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

            The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

            The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

            The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

            Temporary Defensive Strategies. When CSAM believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

            Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

            In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

            Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 331/3% of the Portfolio's total assets (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

            By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Income received could be used to pay a Portfolio's expenses and would increase an investor's total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

            When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Portfolio engages in when-issued purchases and forward commitments in furtherance of its investment objectives. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. A Portfolio will not enter into a when-issued transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

            When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Short Sales. The Global Post-Venture Capital Portfolio may from time to time sell securities short, and subject to shareholder approval the other Portfolios will be permitted to engage in short sales. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Portfolio's total assets. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

            A Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.


            Short Sales "Against the Box." Each Portfolio may enter into short sales "against the box." In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Portfolio may engage in a short sale if at the time of the short sale a Portfolio owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. If a Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio's custodian or sub-custodian. No more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If a Portfolio effects a short sale against the box at a time when it has an unrealized gain on securities, that are the same or substantially identical to those sold short, it may be required to recognize that gain as if it had actually sold the appreciated securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

            Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by CSAM) and "dollar rolls." Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to such Portfolio's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

            Warrants. Each Portfolio may invest up to 10% of net assets (15% of its total assets in the case of the Large Cap Value Portfolio) in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

            Non-Publicly Traded and Illiquid Securities. A Portfolio may not invest more than 15% of its net assets (10% in the case of Emerging Growth Portfolio) in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and, with respect to the Global Post-Venture Capital Portfolio, Private Funds (as defined below). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should such Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Portfolio's net assets could be adversely affected.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

            Borrowing. Subject to shareholder approval, each Portfolio may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Until shareholder approval is obtained, each Portfolio's borrowings are limited to 30% of its total assets (10% in the case of Emerging Growth Portfolio). Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

            Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Each Portfolio may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than thee years. Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

            "Special Situation" Companies. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

            General. The Portfolios may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.


            Private Funds (Global Post-Venture Capital Portfolio Only). Up to 10% of the Portfolio's total assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC ("Abbott"), the Portfolio's sub-investment adviser with respect to Private Funds, attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). CSAM believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others, including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.

            Interests in the Private Funds in which the Global Post-Venture Capital Portfolio may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Portfolio may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Portfolio's net asset value calculations. Private Funds in which the Portfolio invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Portfolio's net assets (measured at the time the investments are made).

            CSAM believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies, such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's initial public offering ("IPO"). CSAM will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.

            REITs. Each Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust,

REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

            Non-Diversified Status (Emerging Markets, Small Cap Growth and Emerging Growth Portfolios). These Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified portfolio, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes" regarding such diversification requirements.


                            INVESTMENT RESTRICTIONS

            The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 17 may be changed by a vote of the Board at any time. If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

            A Portfolio may not:

            1. Borrow money, except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% (10% in the case of the Emerging Growth Portfolio) of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing(1).

            2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. For the Large Cap Value, International Focus and Global Post-Venture Capital Portfolios only, purchase the securities of any issuer, if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

            4. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements(2).

            5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

            6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in (a) securities secured by real estate, mortgage or interests therein (and, in the case of the Large Cap Value Portfolio, securities issued by companies which invest or deal in real estate or interests therein) and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration of development programs(3).

            7. For the Emerging Markets, Large Cap Value, International Focus, Emerging Growth and Small Cap Growth Portfolios only, make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward


----------

(1) Subject to shareholder approval, this investment restriction will be revised as follows: "[Each Portfolio may not] borrow money, except to the extent permitted under the 1940 Act."

(2) Subject to shareholder approval, this investment restriction will be revised as follows: "[Each Portfolio may not] make loans, except through loans of portfolio securities, entry into repurchase agreements, acquisition of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act."

(3) Subject to shareholder approval, this investment restriction will be revised as follows: "[Each Portfolio may not] purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts."

currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box"(4).

            8. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.(5)

            9. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis and, with respect to the Emerging Markets Portfolio, enter into stand-by commitments.

            10. Issue any senior security except as permitted in these investment limitations.

            11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            13. Invest more than 15% (10% in the case of the Emerging Growth Portfolio) of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            14. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets (in the case of the Large Cap Value Portfolio, 15% of the value of that Portfolio's total assets).

            15. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

            16. For the Emerging Growth Portfolio, invest more than 10% of the value of the Portfolio's total assets in time deposits maturing in more than seven calendar days.


----------

(4) Subject to shareholder approval, this investment restriction will be eliminated.

(5) Subject to shareholder approval, this investment restriction will be eliminated.

            17. For the Emerging Growth Portfolio, make short sales of securities or maintain a short position.(6)

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by each Portfolio in valuing its assets.

            Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board. Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

            If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

            Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.


----------

(6) It is expected that this investment restriction will be eliminated by the Board if the investment restriction 7 is eliminated by shareholders.

            Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            The Global Post-Venture Capital Portfolio's investments in Private Funds will be valued initially at cost and thereafter in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in the value of investments in Private Funds will not generally be reflected in the Portfolio's net asset value. However, CSAM will report to the Board information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board will take these reports into account in valuing Private Funds.

            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

                             PORTFOLIO TRANSACTIONS

            CSAM is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective and for supervising the activities of the sub-investment advisers to the applicable Portfolios. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Private Funds may be purchased directly from the issuer or may involve a broker or placement agent. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent will involve a commission or other fee.

There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

            Except for the Global Post-Venture Capital Portfolio's investments in Private Funds, which are managed by Abbott, CSAM selects specific portfolio investments and effects transactions for each Portfolio. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The value of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services. Research received from brokers or dealers is supplemental to CSAM's own research program.

         PORTFOLIO                          BROKERAGE           DOLLAR AMOUNT OF
                                           COMMISSIONS            TRANSACTIONS
                                           DIRECTED FOR
                                            RESEARCH
--------------------------------------------------------------------------------
Emerging Markets                            $   5,996            $   2,029,885
Large Cap Value                             $   4,810            $   3,800,226
International Focus                         $  31,185            $  17,923,708
Global Post-Venture Capital                 $  12,455            $   6,075,766
Small Cap Growth                            $  73,024            $  22,100,943
Emerging Growth                             $  11,682            $   5,437,871

            All orders for transactions in securities or options on behalf of a Portfolio are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Portfolio may utilize CSAMSI, the Portfolios' distributor and an affiliate of CSAM, or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM or Abbott. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM or Abbott, as the case may be, believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

            Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

            For the past three fiscal years ended December 31, the Portfolios paid brokerage commissions as follows:

PORTFOLIO                                      YEAR               COMMISSIONS
---------                                      ----               -----------
Emerging Markets                               2000               $   248,975
                                               2001               $   250,053
                                               2002               $   256,661
Large Cap Value                                2000               $    48,125
                                               2001               $    51,075
                                               2002               $    25,448
International Focus                            2000               $ 2,511,561
                                               2001               $ 2,204,817
                                               2002               $   435,225(1)
Global Post-Venture Capital                    2000               $   698,428
                                               2001               $   320,781(2)
                                               2002               $   209,492
Small Cap Growth                               2000               $   896,843
                                               2001               $ 1,178,148
                                               2002               $ 1,097,967
Emerging Growth                                2000               $    57,044
                                               2001               $   170,889(3)
                                               2002               $    58,866


----------

(1) The decrease in brokerage commissions paid by the International Focus Portfolio during the period was the result of a number of factors, including a decrease in net assets of the Portfolio.

(2) The decrease in brokerage commissions paid by the Global Post-Venture Capital Portfolio during the period was the result of a number of factors, including a decrease in the net assets of the Portfolio.

(3) The increase in brokerage commissions paid by the Emerging Growth Portfolio during the period was a result of a number of factors, including an increase in the net assets of the Portfolio and a higher turnover ratio relative to the preceding year.

            In no instance will portfolio securities be purchased from or sold to CSAM or Abbott (in the case of the Global Post-Venture Capital Portfolio), CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, a Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            As of December 31, 2002, the Portfolios held the following securities of their regular brokers or dealers:

PORTFOLIO                          NAME OF SECURITIES                  AGGREGATE VALUE
---------                          ------------------                  ---------------
Emerging Growth                    Legg Mason, Inc.
                                   Common Stock                         $     441,714

                                   State Street Bank and Trust
                                   Co. Euro Time Deposit                $   1,818,000

Emerging Markets                   State Street Bank and Trust
                                   Co. Euro Time Deposit                $   1,526,000

Global Post-Venture Capital        State Street Bank and Trust
                                   Co. Euro Time Deposit                $   3,747,000

International Focus                State Street Bank and Trust
                                   Co. Euro Time Deposit                $   1,523,000

Large Cap Value                    State Street Bank and Trust
                                   Co. Euro Time Deposit                $     216,000

Small Cap Growth                   State Street Bank and Trust
                                   Co. Euro Time Deposit                $  28,983,000

                               PORTFOLIO TURNOVER

            The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

            It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders. The table below details the portfolio turnover rates of each Portfolio for the following fiscal years ended December 31.

PORTFOLIO                                                    2001          2002
---------                                                    ----          ----
Emerging Markets                                             130%          128%
Large Cap Value                                               46%           43%
International Focus                                          166%          134%
Global Post-Venture Capital Fund                             121%           86%
Small Cap Growth                                              91%           69%
Emerging Growth                                              173%           74%*

* The portfolio turnover rate decreased during the period because of a number of factors, including a decrease in net assets of the Portfolio.

                             MANAGEMENT OF THE TRUST

            Officers and Board of Trustees

            The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. Under the Trust's Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of the Trust's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

            The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                                  TERM OF                                     COMPLEX
                                                 OFFICE(1)                                   OVERSEEN            OTHER
                                POSITION(S)        AND                                         BY            DIRECTORSHIPS
    NAME, ADDRESS AND            HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)      TRUSTEE/           HELD BY
     DATE OF BIRTH                 TRUST        TIME SERVED     DURING PAST FIVE YEARS       OFFICER        TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Richard H. Francis                Trustee        Since 1999    Currently retired;               54        None
c/o Credit Suisse Asset                                        Executive Vice President
Management, LLC                                                and Chief Financial
466 Lexington Avenue                                           Officer of Pan Am
New York, New York 10017-3140                                  Corporation and Pan
Date of Birth:  04/23/32                                       American World Airways,
                                                               Inc. from 1988 to 1991
-----------------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                     Trustee        Since Fund    Private investor;                53        Director of Advo,
2425 North Fish Creek Road                       inception     Consultant and Director                    Inc. (direct mail
P.O. Box 1287                                                  of Fritz Broadcasting,                     advertising)
Wilson, Wyoming 83014                                          Inc. and Fritz
Date of Birth:  04/22/27                                       Communications
                                                               (developers and operators
                                                               of radio stations) since
                                                               1987
-----------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                 Trustee        Since Fund    Dean of Yale School of           53        Director of
Box 208200                                       inception     Management and William S.                  Aetna, Inc.;
New Haven, Connecticut                                         Beinecke Professor in the                  Director of
06520-8200                                                     Practice of International                  Calpine Energy
Date of Birth:  10/29/46                                       Trade and Finance;                         Corporation;
                                                               Undersecretary of                          Director of
                                                               Commerce for                               CarMax Group
                                                               International Trade from                   (used car dealers)
                                                               November 1993 to October
                                                               1995; Professor at
                                                               Columbia University from
                                                               September 1992 to
                                                               November 1993
-----------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                    Trustee        Since 2001    Dean Emeritus and                53        Member of the
301 ICC                                                        Distinguished Professor                    Board of The
Georgetown University                                          of International Affairs                   Carlisle
Washington, DC 20057                                           at the Edmund A. Walsh                     Companies Inc.;
Date of Birth:  02/11/37                                       School of Foreign                          Member of
                                                               Service, Georgetown                        Selection
                                                               University; Moderator of                   Committee for
                                                               PBS foreign affairs                        Truman Scholars
                                                               television series                          and Henry Luce
                                                                                                          Scholars; Senior
-----------------------------------------------------------------------------------------------------------------------------


---------------

(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                                  TERM OF                                     COMPLEX
                                                 OFFICE(1)                                   OVERSEEN            OTHER
                                POSITION(S)        AND                                         BY            DIRECTORSHIPS
    NAME, ADDRESS AND            HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)      TRUSTEE/           HELD BY
     DATE OF BIRTH                 TRUST        TIME SERVED     DURING PAST FIVE YEARS       OFFICER        TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Associate of Center
                                                                                                          for Strategic and
                                                                                                          International
                                                                                                          Studies; Trustee of
                                                                                                          numerous world
                                                                                                          affairs
                                                                                                          organizations
-----------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.              Trustee        Since 1999    Currently retired;               55        Director of
c/o Credit Suisse Asset                                        President and Chief                        Education
Management, LLC                                                Operating Officer of                       Management Corp.
466 Lexington Avenue                                           National InterGroup, Inc.
New York, New York 10017-3140                                  (holding company) from
Date of Birth:  12/20/30                                       April 1989 to March 1991;
                                                               Chairman of Permian Oil
                                                               Co. from April 1989 to
                                                               March 1991
-----------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport               Trustee        Since 1999    Partner of Lehigh Court,         54        None
Lehigh Court, LLC                                              LLC and RZ Capital
40 East 52nd Street,                                           (private investment
New York, New York 10022                                       firms) since July 2002;
Date of Birth:  07/10/48                                       Consultant to SunGard
                                                               Securities Finance, Inc.
                                                               from February 2002 to
                                                               July 2002; President of
                                                               SunGard Securities
                                                               Finance, Inc.,  from 2001
                                                               to February 2002;
                                                               President of Loanet, Inc.
                                                               (on-line accounting
                                                               service) from 1997 to
                                                               2001; Executive Vice
                                                               President of Loanet, Inc.
                                                               from 1994 to 1997;
                                                               Director, President,
                                                               North American
                                                               Operations, and former
                                                               Executive Vice President
                                                               from 1992 to 1993 of
                                                               Worldwide Operations of
                                                               Metallurg Inc.
                                                               (manufacturer of
                                                               specialty metals and
                                                               alloys); Executive Vice
                                                               President, Telerate, Inc.
                                                               (provider of real-time
                                                               information to the
                                                               capital markets) from
                                                               1987 to 1992; Partner in
                                                               the law firm of Hartman &
-----------------------------------------------------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                                  TERM OF                                     COMPLEX
                                                 OFFICE(1)                                   OVERSEEN            OTHER
                                POSITION(S)        AND                                         BY            DIRECTORSHIPS
    NAME, ADDRESS AND            HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)      TRUSTEE/           HELD BY
     DATE OF BIRTH                 TRUST        TIME SERVED     DURING PAST FIVE YEARS       OFFICER        TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------
                                                               Craven until 1987
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
William W. Priest(2)              Trustee        Since 1999    Co-Managing Partner,             60        None
Steinberg Priest & Sloane                                      Steinberg Priest & Sloane
Capital Management                                             Capital Management since
12 East 49th Street                                            March 2001; Chairman and
12th Floor                                                     Managing Director of CSAM
New York, New York 10017                                       from 2000 to February
Date of Birth:  09/24/41                                       2001, Chief Executive
                                                               Officer and Managing
                                                               Director of CSAM from
                                                               1990 to 2000
-----------------------------------------------------------------------------------------------------------------------------


---------------

(2) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provides consulting services to CSAM.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                                  TERM OF                                     COMPLEX
                                                 OFFICE(1)                                   OVERSEEN            OTHER
                                POSITION(S)        AND                                         BY            DIRECTORSHIPS
    NAME, ADDRESS AND            HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)      TRUSTEE/           HELD BY
     DATE OF BIRTH                 TRUST        TIME SERVED     DURING PAST FIVE YEARS       OFFICER        TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
Joseph D. Gallagher(3)            Chief          Since 2003    Managing Director and
Credit Suisse Asset               Executive                    Chief Executive Officer
Management, LLC                   Officer and                  of CSAM since 2003; Chief
466 Lexington Avenue              President                    Executive Officer and
New York, New York 10017-3140                                  Director of Credit Suisse
Date of Birth:  12/14/62                                       Asset Management Limited,
                                                               London, England,
                                                               from June 2000 to
                                                               2003; Director of
                                                               Credit Suisse Asset
                                                               Management Funds
                                                               (UK) Limited,
                                                               London, England,
                                                               from June 2000 to
                                                               2003; Managing
                                                               Director, Head -
                                                               Asian Corporate
                                                               Finance and M&A's,
                                                               Credit Suisse First
                                                               Boston, Hong Kong,
                                                               China, from January
                                                               1998 to May 1999;
                                                               and Director, Head
                                                               - Asian Corporate
                                                               Finance, Credit
                                                               Suisse First
                                                               Boston, Hong Kong,
                                                               China, from October
                                                               1993 to December
                                                               1997
-----------------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                  Vice           Since 1999    Managing Director and            --                --
Credit Suisse Asset               President                    Global General Counsel of
Management, LLC                   and Secretary                CSAM; Associated with
466 Lexington Avenue                                           CSAM since 1997; Officer
New York, New York 10017-3140                                  of other Credit Suisse
Date of Birth:  07/06/64                                       Funds
-----------------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro              Treasurer      Since 1999    Director and Director of         --                --
Credit Suisse Asset               and Chief      and Chief     Fund Administration of
Management, LLC                   Financial      Financial     CSAM; Associated with
-----------------------------------------------------------------------------------------------------------------------------


---------------

(3) Mr. Gallagher's election as a Trustee to the Board is pending shareholder approval. If elected, he will serve as Chairman of the Board and will be an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                                  TERM OF                                     COMPLEX
                                                 OFFICE(1)                                   OVERSEEN            OTHER
                                POSITION(S)        AND                                         BY            DIRECTORSHIPS
    NAME, ADDRESS AND            HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)      TRUSTEE/           HELD BY
     DATE OF BIRTH                 TRUST        TIME SERVED     DURING PAST FIVE YEARS       OFFICER        TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------
466 Lexington Avenue              Officer        Officer       CSAM since 1984; Officer
New York, New York 10017-3140                                  of other Credit Suisse
Date of Birth:  11/15/59                                       Funds
-----------------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler, Esq.         Assistant      Since 2000    Director and Deputy              --                --
Credit Suisse Asset               Secretary                    General Counsel
Management, LLC                                                associated with CSAM
466 Lexington Avenue                                           since January 2000;
New York, New York 10017-3140                                  Associated with the law
Date of Birth:  11/17/66                                       firm of Swidler Berlin
                                                               Shereff Friedman LLP from
                                                               1996 to 2000; Officer of
                                                               other Credit Suisse Funds
-----------------------------------------------------------------------------------------------------------------------------
Rocco A. DelGuercio               Assistant      Since 1999    Vice President and               --                --
Credit Suisse Asset               Treasurer                    Administrative Officer of
Management, LLC                                                CSAM; Associated with
466 Lexington Avenue                                           CSAM since 1996; Officer
New York, New York 10017-3140                                  of other Credit Suisse
Date of Birth:  04/28/63                                       Funds
-----------------------------------------------------------------------------------------------------------------------------
Joseph Parascondola               Assistant      Since 2000    Assistant Vice President         --                --
Credit Suisse Asset               Treasurer                    - Fund Administration of
Management, LLC                                                CSAM since April 2000;
466 Lexington Avenue                                           Assistant Vice President,
New York, New York 10017-3140                                  Deutsche Asset Management
Date of Birth:  06/05/63                                       from January 1999 to
                                                               April 2000; Assistant
                                                               Vice President, Weiss,
                                                               Peck & Greer LLC from
                                                               November 1995 to December
                                                               1998; Officer of other
                                                               Credit Suisse Funds
-----------------------------------------------------------------------------------------------------------------------------
Robert M. Rizza                   Assistant      Since 2002    Assistant Vice President         --                --
Credit Suisse Asset               Treasurer                    of CSAM since January 2001;
Management, LLC                                                associated with CSAM
466 Lexington Avenue                                           since March 1998;
New York, New York 10017-3140                                  Officer of other Credit
Date of Birth:  12/09/65                                       Suisse Funds
-----------------------------------------------------------------------------------------------------------------------------


             OWNERSHIP IN SECURITIES OF THE TRUST AND TRUST COMPLEX

As reported to the Trust, the information in the following table reflects the beneficial ownership by the Trustees of certain securities as of December 31, 2002.

                                  Dollar Range of Equity              Aggregate Dollar Range of
                                  Securities in the Trust*,(1)        Equity Securities in all
                                                                      Registered Investment
                                                                      Companies Overseen by
                                                                      Trustee in Family of
Name of Trustee                                                       Investment Companies*,(1)
------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE
Richard H. Francis                         A                                   E
Jack W. Fritz                              A                                   E
Jeffrey E. Garten                          A                                   A
Peter F. Krogh                             A                                   D
James S. Pasman, Jr.                       A                                   C
Steven N. Rappaport                        A                                   D
INTERESTED TRUSTEE(2)
William W. Priest                          A                                   A

----------

* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.


(2) Mr. Gallagher, a nominee for election to the Board as an Interested Trustee, does not beneficially own any securities in the Family of Investment Companies.

Mr. Rappaport informed the Trust that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including

CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position after February 2002.

Committees and Meetings of Trustees

The Trust's Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

In accordance with its written charter adopted by the Board of Trustees, the Audit Committee oversees the financial reporting process of the Portfolios and monitors the valuation of portfolio assets. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the audit plan and audit fees charged, and reviews the results of the Trust's annual audit. The Audit Committee also considers the scope and amount of non-audit services provided to the Trust, its Adviser and affiliates by the independent public accountants. During the Trust's most recent fiscal year, the Audit Committee met four times.

The Nominating Committee is charged with the duty of selecting and nominating candidates for election to the Board as Independent Trustees. The Nominating Committee will consider nominees recommended by the Trust's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary. The Nominating Committee also considers the appointment of independent counsel to the independent Trustees. The Nominating Committee met twice during the Trust's most recent fiscal year.


No employee of CSAM, CSAMSI, State Street Bank and Trust Company, the Trust's co-administrator, or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. For each fund in the Credit Suisse family of funds, each Trustee who is not a director, trustee, officer or employee of CSAM, CSAMSI, State Street Bank and Trust Company or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the

Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

Trustees' Compensation
(for the fiscal year ended December 31, 2002)


Name of                 Richard H.      Jack W.         Jeffrey E.      Peter F.        James S.        Steven N.
Portfolio               Francis         Fritz           Garten          Krogh           Pasman, Jr.     Rappaport
---------               -------         -----           ------          -----           -----------     ---------
Emerging Growth         $    326.35     $    173.57     $    326.35     $    326.35     $    326.35     $    352.42

Emerging Markets        $    388.85     $    361.07     $    326.35     $    388.85     $    388.85     $    414.92

Global Post-Venture     $    388.85     $    361.07     $    326.35     $    388.85     $    388.85     $    414.92
Capital

International Focus     $    388.85     $    361.07     $    326.35     $    388.85     $    388.85     $    414.92

Large Cap Value         $    326.35     $    298.57     $    326.35     $    326.35     $    326.35     $    352.42

Small Cap Growth        $    326.35     $    298.57     $    326.35     $    326.35     $    326.35     $    352.42

Total Compensation      $    82,015     $    64,640     $    71,515     $    75,015     $   110,015     $    84,360
from all Investment
Companies in Credit
Suisse Fund Complex

Total Number of                  54              53              53              53              55              54
Funds for Which
Trustee Serves
within Fund Complex

            Mr. Priest is an "interested person" of the Trust and, accordingly, receives no compensation from the Portfolios or from any other investment company advised by CSAM. Mr. Priest serves as Trustee for 60 funds in the Fund Complex. If elected as Trustee, Mr. Gallagher will not receive any compensation from the Portfolio or from any other investment company advised by CSAM.


            As of March 4, 2003, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolios.

            Investment Advisers and Co-Administrators

            CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Portfolio pursuant to a written investment advisory agreement between CSAM and the Portfolio (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of December 31, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $297.4 billion, with $52.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

            The Advisory Agreement between each Portfolio and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent

Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Portfolio's Board of Trustees or by a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act.

            Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

            Each Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Portfolio and of the officers or Board of Trustees of the Portfolio; and any extraordinary expenses.


            General expenses of the Portfolios not readily identifiable as belonging to a particular Portfolio are allocated among all Credit Suisse Funds by or under the direction of the Trust's Board of Trustees in such manner as the Board determines to be fair and accurate.

            Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Portfolio or to shareholders of the Portfolio to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

            Each Portfolio or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            For the services provided by CSAM, each Portfolio pays CSAM a fee calculated at an annual rate equal to a percentage of its average daily net assets, as follows:

PORTFOLIO                                  RATE OF ADVISORY FEE
---------                                  --------------------
Emerging Growth                            0.90%
Emerging Markets                           1.25%
Global Post-Venture                        1.25%
International Focus                        1.00%
Large Cap Value                            0.75%
Small Cap Growth                           0.90%

            For the Emerging Markets, Global Post-Venture Capital and International Focus Portfolios, CSAM pays the sub-advisers out of the advisory fees paid by these Portfolios.

Advisory Fees paid to CSAM for fiscal year ended December 31
(portion of fees waived, if any, are noted in parentheses next to the amount earned)

                                    2000                             2001                            2002
                                    ----                             ----                            ----
Emerging                $   393,749     ($49,565)         $  456,493     ($179,056)       $   586,316      ($206,200)
Markets
Large Cap Value         $   166,679     ($30,739)         $  210,765      ($67,563)       $   200,723       ($94,776)
International           $ 5,896,704            0          $3,835,797             0        $ 1,243,174              0
Focus
Global Post-Venture     $ 2,385,567    ($219,495)         $1,520,578     ($252,132)       $ 1,033,576      ($256,564)
Capital
Small Cap               $12,270,202            0          $7,670,999             0        $ 5,846,957              0
Growth
Emerging                $   311,830        ($777)         $  446,512      ($22,062)       $   353,592       ($41,312)
Growth

SUB-ADVISORY AGREEMENTS

            The Global Post-Venture Capital and International Focus Portfolios have entered into Sub-Investment Advisory Agreements with CSAM and Credit Suisse Asset Management Limited (London) ("CSAM U.K."), Credit Suisse Asset Management Limited Tokyo ("CSAM Japan") and Credit Suisse Asset Management Limited Australia ("CSAM Australia"). The Emerging Markets Portfolio has entered into Sub-Advisory Agreements with CSAM U.K. and CSAM Australia. In addition, the Global Post-Venture Capital Portfolio has entered into a Sub-Investment Advisory Agreement with Abbott. Each of CSAM U.K., CSAM Japan, CSAM Australia and Abbott may be referred to as a "Sub-Adviser."

            Subject to the supervision of CSAM, CSAM U.K., CSAM Japan and CSAM Australia, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Portfolios in accordance with the investment objectives of the Portfolios, the Portfolios' Prospectuses and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Abbot serves as sub-adviser for the Global Post-Venture Capital Portfolio's assets invested in Private Funds. Each Sub-Adviser bears its own expenses incurred in performing services under its Sub-Advisory Agreement.

            CSAM U.K. serves as a sub-adviser to the Global Post-Venture Capital, Emerging Markets and International Focus Portfolios. CSAM U.K. is a London corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM London has been in the money management business for over 16 years and as of December 31, 2002 managed approximately $48.8 billion in assets.

            CSAM Japan serves as a Sub-Adviser to the Global Post-Venture Capital and International Focus Portfolios. CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of December 31, 2002 managed approximately $8.7 billion in assets.

            CSAM Australia serves as a sub-adviser to the Global Post-Venture Capital, Emerging Markets and International Focus Portfolios. CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of December 31, 2002 managed approximately $11.3 billion in assets.

            Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Portfolios) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the Portfolios and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the each Portfolio is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of a Portfolio during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Portfolio and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended December 31, 2002, the portion of the fees allocable to the Portfolios for CSAM U.K. and CSAM Japan were as follows:

              PORTFOLIO                        CSAM U.K. FEE        CSAM JAPAN FEE
              ---------                        -------------        --------------
Global Post-Venture Capital                        $ 9,431              $ 9,519
Emerging Markets                                   $ 6,412                  N/A
International Focus                                $12,341              $14,227

            Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the Portfolio) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Portfolios and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to each Portfolio is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan. For the fiscal year ended December 31, 2002, the portion of the fees allocable to the Portfolios for CSAM Australia were as follows: Global Post-Venture Capital: $5,206, Emerging Markets: $3,725, and International Focus:
$7,429.

            Abbott, located at 1211 Avenue of the Americas, Suite 4300, New York, New York 10036, serves as sub-investment adviser to the Global Post-Venture Capital Portfolio pursuant to a written agreement. Abbott, in accordance with the investment objective and policies of the Global Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Portfolio and assists in administrative functions relating to investments in Private Funds. Abbott is an independent specialized investment firm with assets under management of approximately $4.55 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997.

            Pursuant to the Sub-Advisory Agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Portfolio's Private Fund investments as of the end of each calendar quarter. No compensation is paid by Global Post-Venture Capital Portfolio to Abbott for its sub-investment advisory services. For the years ended December 31, 2001 and 2002, the fees paid to Abbott by CSAM were $2,277 and $5,308, respectively. No fees were paid to Abbott for the fiscal year ended December 31, 2000.

            Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Board of Trustees or by a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Portfolio or CSAM or to shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Portfolio, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940
Act).

BOARD APPROVAL OF ADVISORY AGREEMENTS

            In approving the Advisory Agreement for each Portfolio, the Board of Trustees of the Trust, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Portfolio, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by

CSAM with respect to the Portfolio. The Board of Trustees also considered the Portfolio's performance relative to a selected peer group, the Portfolio's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Trustees noted information received at regular meetings throughout the year related to Portfolio performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Portfolio. The Board reviewed the profitability to CSAM and its affiliates of their services to the Portfolio and considered whether economies of scale in the provision of services to the Portfolio were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Portfolio expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rates of advisory fees, whereby the rate of advisory fees would be reduced as Portfolio assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that each Advisory Agreement was in the best interests of the Portfolio and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

            In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the Emerging Markets Portfolio of retaining CSAM's United Kingdom and Australian affiliates and to the Global Post-Venture and International Focus Portfolios of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Portfolio to obtain best price and execution on trades in international markets. The Board also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Portfolios make, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board took into account the lack of any anticipated adverse impact to the Portfolio as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the Portfolios, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the Portfolio's shareholders. After requesting and reviewing such information as they deemed necessary, the Board concluded that each Sub-Advisory Agreement was in the best interests of the relevant Portfolio and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Co-Administration Agreements

            CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Portfolio pursuant to separate written agreements with the Portfolio (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

            CSAMSI became co-administrator to each Portfolio on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Portfolio pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10 % of the Portfolio's average daily net assets.

Co-Administration Fees paid to CSAMSI for fiscal year ended December 31

                                       2000              2001              2002
                                       ----              ----              ----
Emerging Markets                   $   31,500        $   36,519        $   46,905
Large Cap Value                    $   22,224        $   28,102        $   26,763
International Focus                $  589,670        $  383,580        $  124,317
Global Post-Venture Capital        $  190,845        $  121,646        $   82,686
Small Cap Growth                   $1,363,356        $  852,333        $  649,662
Emerging Growth                    $   34,648        $   49,613        $   39,288

            State Street became co-administrator to each Portfolio on May 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. For the period from May 1, 2002 through December 31, 2002, the Emerging Growth Portfolio, Emerging Markets Portfolio, Large Cap Value Portfolio, International Focus Portfolio, Global Post-Venture Capital Portfolio and Small Cap Growth Portfolio paid State Street fees under the State Street Co-Administration Agreement (including out-of-pocket fees) of $14,942, $20,526, $11,558, $41,059, $28,912 and $203,229, respectively.

            PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Portfolio prior to May 1, 2002. PFPC received from the Emerging Growth, Large Cap Value and Small Cap Growth Portfolios a fee calculated at an annual rate of .075% of the Portfolio's first $500 million in average daily net assets, .065% of the next $1 billion in average daily net assets and .055% of average daily net assets exceeding $1.5 billion, exclusive of out-of-pocket expenses. PFPC received from Emerging Markets, Global Post-Venture Capital and International Focus Portfolios a fee calculated as an annual rate of 0.8% of the Portfolio's first $500 million in average daily net asset, 0.7% of the Portfolio's next $1 billion in average daily net assets and 0.6% of the Portfolio's average daily net assets in excess of $1.5 million, exclusive of out-of-pocket expenses.

Co-Administration Fees paid to PFPC for fiscal years ended December 31 and period from January 1, 2002 through April 30, 2002:
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)


                                  2000                              2001                           2002
                                  ----                              ----                           ----
Emerging                $   45,323     ($  36,342)     $   39,547              0     $   14,985              0
Markets
Large Cap Value         $   31,700     ($  28,494)     $   24,423              0     $    8,641              0
International           $  632,525              0      $  327,979              0     $   42,596              0
Focus
Global Post-Venture     $  206,167              0      $  107,703              0     $   29,385              0
Capital
Small Cap               $1,155,527              0      $  627,369              0     $  193,374              0
Growth
Emerging                $   38,731     ($  13,588)     $   41,997              0     $   12,896              0
Growth

            Code of Ethics

            The Trust, CSAM, CSAM U.K., CSAM Japan, CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "CSAM Code"), which permits personnel covered by the CSAM Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolios. The CSAM Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolios; and (4) Covered Persons may not invest in initial public offerings.

            Abbott, the sub-investment adviser for the Global Post-Venture Capital Portfolio with respect to Private Funds, has adopted a written Code of Ethics (the "Abbott Code of Ethics" and together with the CSAM Code, the "Codes"), which permits personnel covered by the

Abbott Code of Ethics ("Abbott Covered Persons") to invest in securities, including Private Funds that may be purchased or held by the Global Post-Venture Capital Portfolio and any securities of a company whose securities are held by Private Funds ("Private Fund Securities"). The Abbott Code of Ethics contains provisions designed to address the conflicts of interest that could arise from personal trading in Private Funds and Private Fund Securities by advisory personnel with respect to the Global Post-Venture Capital Portfolio, including:
(1) all Abbott Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain exceptions, all Abbott Covered Persons must obtain preclearance before executing any personal securities transactions; (3) without the consent of Abbott's compliance director, Abbott Covered Persons may not (a) execute personal trades in Private Fund Securities; (b) invest in initial public offerings or private offerings of Private Fund Securities; and (c) execute personal trades in a Private Fund if there are any pending orders in that Private Fund by the Global Post-Venture Capital Portfolio, or if such Private Fund is being actively considered for purchase or sale by the Global Post-Venture Capital Portfolio.

            The Board reviews the administration of the Codes at least annually and may impose sanctions for violations of the Codes.


            The Trust and CSAM have received an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Portfolios, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involved overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Portfolio's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other Portfolio and will bear its proportionate shares of expenses and receive its proportionate shares of any dividends.

Custodian and Transfer Agent

            State Street acts as the custodian for each Portfolio and also acts as the custodian for the Portfolios' foreign securities pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and
(e) makes periodic reports to the Trust's Board concerning each Portfolio's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios. For this service to the Portfolios under the Custodian Agreements, State Street receives a fee which is calculated based upon each Portfolio's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

            Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, subaccounts and (iv) makes periodic reports to the Board concerning the transfer agent's

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

operations with respect to the Trust. BFDS's principal business address is 2 Heritage Drive, North Quiney, Massachusetts 02171.

            Distribution and Shareholder Servicing

            Distributor. CSAMSI serves as distributor of each Portfolios' shares. CSAMSI offers the Portfolios' shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017-3140.

            Shareholder Servicing. The Trust has authorized certain insurance companies ("Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the relevant Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio's shares are purchased directly from the Trust.

            For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..40% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolios (the "Service Fee"). Service Organizations may also be paid additional amounts related to marketing costs. Service Fees may be paid on a one-time or ongoing basis. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Portfolios may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

            Organization of the Trust

            The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of eleven series have been authorized which constitute the interests in the Portfolios. The Global Technology, Blue Chip, Small Cap Value, High Yield and Strategic Small Cap Portfolios of the Trust are described in separate prospectuses and statements of Additional Information. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.


            The "Post-Venture Capital Portfolio" and the "Growth & Income Portfolio" were renamed the "Global Post-Venture Capital Portfolio" and the "Large Cap Value Portfolio," respectively, effective May 1, 2000. Effective May 1, 2001, the Trust was renamed "Credit Suisse Warburg Pincus Trust." On December 12, 2001, the "Credit Suisse Warburg Pincus Trust" was renamed the "Credit Suisse Trust." On December 12, 2001, the "Small Company Growth Portfolio" was renamed the "Small Cap Growth Portfolio," the "Value Portfolio" was renamed the "Large Cap Value Portfolio" and the "International Equity Portfolio" was renamed the "International Focus Portfolio."

            When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares.

            Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

            Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

            All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

            Subject to shareholder approval, the Trust's Declaration of Trust will be amended to provide that redemptions at the option of the Trust will be permitted if the Trustees determine in their sole discretion, subject to applicable law, that such redemption is in the best interests of the holders of the shares of the Trust or of any Portfolio.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value.

            Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The discussion set out below of tax considerations generally affecting each Portfolio and its shareholders is intended to be only a summary of certain material federal tax considerations and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

            Each Portfolio intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

            As a regulated investment company, each Portfolio will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain it does not distribute will be subject to tax at regular corporate rates.

            The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

            If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. The Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

            A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

            Investments by a Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

            Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

            Foreign Investments

            Dividends or other income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. The foreign taxes paid by a Portfolio will reduce its return from investments in the Portfolio.

            Investment in Passive Foreign Investment Companies

            If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of such shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to deferred taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

            A Portfolio may be eligible to elect Qualified Electing Fund treatment with respect to its PFIC investments, which would require the Portfolio to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of PFIC stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

            Alternatively, a Portfolio may in some cases make a mark-to-market election that will result in the Portfolio's being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. If such an election were made, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized PFIC gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax.

            Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                          DETERMINATION OF PERFORMANCE

            From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. The Small Cap Growth Portfolio's net asset value is listed in the Wall Street Journal each business day under the heading "Credit Suisse Trust."

            The average annual total return for the fiscal periods ended December 31, 2002, were as follows:

                                           One-Year            Five-Year          Since Inception (Date)
                                           --------            ---------          ----------------------
Emerging Markets                            (11.56)%             (3.88)%                       (3.88%)
                                                                                           (12/31/97)

Large Cap Value                             (23.09)%              0.14%                         0.88%
                                                                                           (10/31/97)

International Focus                         (19.90)%             (5.70)%                       (1.99)%
                                                                                            (6/30/95)

Global Post-Venture Capital                 (34.16)%             (7.88)%                       (4.83)%
                                                                                            (9/30/96)

Small Cap Growth                            (33.69)%             (5.61)%                        2.85%
                                                                                            (6/30/95)

Emerging Growth                             (29.30)%               N/A                         (7.69)%
                                                                                            (9/13/99)

            These total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).

            Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

            When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

            A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth above, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

            A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section.

            A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Global Post-Venture Capital Portfolio, with the MSCI World Index and the Russell MidCap(R) Growth Index, which are unmanaged indexes of common stocks; in the case of the Small Cap Growth Portfolio, with the Russell 2000(R) Growth Index, which is an unmanaged index of common stocks; in the case of the Large Cap Value Portfolio, with the Russell 1000(R) Value Index, which is an unmanaged index of common stocks; in the case of the Emerging Markets Portfolio, with the Morgan Stanley Capital International Emerging Markets Free Index; in the case of the International Focus Portfolio, the Morgan Stanley Capital International All Country World Index Free Ex-USA Index, which is an unmanaged index of common stocks; and in the case of the Emerging Growth Portfolio, with the Russell 2500(TM) Growth Index and the Russell MidCap(R) Growth Index, which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper, Inc. or similar investment services that monitor mutual funds.

            In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Global Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

            CSAM believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to be less volatile than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research has indicated that volatility can be significantly decreased when international equities are added.

            To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 16 of the last 31 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.

                                       EAFE INDEX VS. S&P 500 INDEX
                                                1972-2002
                                           ANNUAL TOTAL RETURN+
                YEAR                          EAFE(R) INDEX                   S&P 500 INDEX
                ----                          -------------                   -------------
                1972*                              33.28%                         15.63%
                1973*                             -16.82                         -17.37
                1974*                             -25.60                         -29.72
                1975                               31.21                          31.55
                1976                               -0.36                          19.15
                1977*                              14.61                         -11.50
                1978*                              28.91                           1.06
                1979                                1.82                          12.31
                1980                               19.01                          25.77
                1981*                              -4.85                          -9.73
                1982                               -4.63                          14.76
                1983*                              20.91                          17.27
                1984*                               5.02                           1.40
                1985*                              52.97                          26.33
                1986*                              66.80                          14.62
                1987*                              23.18                           2.03
                1988*                              26.66                          12.40
                1989                                9.22                          27.25
                1990                              -24.71                          -6.56
                1991                               10.19                          26.31
                1992                              -13.89                           4.46
                1993*                              30.49                           7.06
                1994*                               6.24                          -1.54
                1995                                9.42                          34.11

                                       EAFE INDEX VS. S&P 500 INDEX
                                                1972-2002
                                           ANNUAL TOTAL RETURN+
                YEAR                          EAFE(R) INDEX                   S&P 500 INDEX
                ----                          -------------                   -------------
                1996                                4.40%                         20.26%
                1997                                0.24                          31.01
                1998                               19.99                          28.57
                1999*                              26.97                          21.02
                2000                              -14.17                          -9.10
                2001                              -21.44                         -11.88
                2002*                             -15.66                         -22.10

----------

+     Without reinvestment of dividends.

* The EAFE Index has outperformed the S&P 500 Index 16 out of the last 31 years. Source: Morgan Stanley Capital International; Bloomberg Financial Markets

            The quoted performance information shown above is not intended to indicate the future performance of the International Focus Portfolio. Advertising or supplemental sales literature relating to the Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the EAFE(R) Index in composition.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

            PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements for the Trust that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Trust and provides legal services from time to time for CSAM and CSAMSI.

                              FINANCIAL STATEMENTS

            Each Portfolio's audited Annual Report dated December 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolios included therein. The Trust will furnish without charge a copy of each Portfolio's Annual Report upon request by calling the Trust at 1-800-222-8977.

                                  MISCELLANEOUS

            As of March 4, 2003, the following persons owned of record 5% or more of each Portfolio's outstanding shares:

                           EMERGING MARKETS PORTFOLIO

              The Travelers Separate Account                              23.62%
              ABD2 for Variable Annuities
              of The Travelers Insurance Co.
              1 Tower Square
              Hartford, CT  06183-0002

              Kemper Investors Life Insurance Co.                         43.37%
              Variable Annuity Separate Account
              Attn:  Karen Porten
              1600 McConnor Pkwy
              Schaumburg, IL  60196-6801

              The Travelers Separate Account                              15.04%
              ABD for Variable Annuities
              of The Travelers Insurance Co.
              1 Tower Square
              Hartford, CT  06183-0002

              Allmerica Financial Life Insurance & Annuity                 9.99%
              Company
              Allmerica Financial
              Separate Accounts Mailstop S-310
              440 Lincoln St
              Worcester, MA 01653-0002

                                 LARGE CAP VALUE PORTFOLIO

              Nationwide Life Insurance Company                           69.16%
              NWVA-9
              c/o IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH  43218-2029

              Nationwide Life Insurance Company                            8.93%
              NWVLI-4
              c/o IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH  43218-2029

              AIG Life Insurance Company #2                               19.43%
              2727A - Allen Pkwy
              P.O. Box 1591
              Houston, TX  77251-1591

                               INTERNATIONAL FOCUS PORTFOLIO

              Nationwide Life Insurance Company                           62.90%
              Nationwide Variable Account II
              c/o IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH  43218-2029

              Nationwide Life Insurance Company                            9.99%
              NWVA-9
              c/o IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029

              Fidelity Investments                                        13.39%
              Life Insurance Company
              Attn:  Angela Kardaris
              82 Devonshire Street #R25B
              Boston, MA  02109-3614

              Nationwide Life Insurance Company                            6.24%
              NWVLI-2
              c/o IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH  43218-2029

                           GLOBAL POST-VENTURE CAPITAL PORTFOLIO

              Nationwide Life Insurance Company                           10.14%
              Nationwide Variable Account II
              c/o IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH  43218-2029

              Pruco Life Flexible Premium                                 30.97%
              Variable Annuity Account
              213 Washington Street 7th Floor
              Newark, NJ  07102-2917

              Nationwide Life Insurance Company                            5.68%
              NWVA-9
              c/o IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH  43218-2029

              Fidelity Investments                                        13.42%
              Life Insurance Company
              82 Devonshire St  #R25B

              Boston, MA  02109-3614

              Kemper Investors                                            19.77%
              Life Insurance Company
              Variable Annuity Separate Account
              Att: Karen Porten
              1600 McConnor Pkwy
              Schaumburg, IL  60196-6801

                                SMALL CAP GROWTH PORTFOLIO

              IDS Life Insurance Company                                  54.55%
              c/o American Express Financial Advisors
              Attn: Flex Variable Annuity T11-125
              IDS Tower 10
              Minneapolis, MN 55440

              Nationwide Life Insurance Company                           22.24%
              Nationwide Variable Account II
              c/o IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH  43218-2029

              Fidelity Investments                                         7.23%
              Life Insurance Company
              82 Devonshire St  #R25B
              Boston, MA  02109-3614

                                 EMERGING GROWTH PORTFOLIO

              IDS Life Insurance Company                                  48.82%
              (For Account 1EG)
              IDS Tower 10 T11/340
              Minneapolis, MN 55440

              IDS Life Insurance Company                                  43.42%
              (For Account 2EG)
              IDS Tower 10 T11/340
              Minneapolis, MN 55440

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

            Commercial paper rated A-1 by the Standard & Poor's Division of the Mc-Graw Hill Companies Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

            To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2003

                               CREDIT SUISSE TRUST

                              High Yield Portfolio
                               Blue Chip Portfolio
                            Small Cap Value Portfolio
                          Strategic Small Cap Portfolio

This combined Statement of Additional Information provides information about Credit Suisse Trust (the "Trust"), relating to the High Yield, Blue Chip, Small Cap Value Portfolio (with respect to its initial class of shares and its Class 2 shares) and Strategic Small Cap Portfolio (each a "Portfolio," and together, the "Portfolios") that supplements information contained in the Prospectuses for the Portfolios (the "Prospectuses"), each dated May 1, 2003.

This Statement of Additional Information is not itself a prospectus. Because the High Yield and Strategic Small Cap Portfolios have not yet commenced operations, they have no information available about current performance. Copies of the Trust's Prospectuses and Annual Reports may be obtained by writing or telephoning:

                               CREDIT SUISSE TRUST
                                 P.O. BOX 55030
                              BOSTON, MA 02205-5030
                                 1-800-222-8977

                                Table of Contents

                                                                                                               PAGE
                                                                                                               ----
INVESTMENT OBJECTIVES AND POLICIES................................................................................1
         General Investment Strategies............................................................................1
         Strategic and Other Transactions.........................................................................2
                  Options on Securities and Securities Indices and Currency Transactions..........................2
                  Securities Options..............................................................................2
                  OTC Options.....................................................................................5
                  Currency Exchange Transactions..................................................................6
         Forward Currency Contracts...............................................................................6
         Currency Options.........................................................................................6
         Currency Hedging.........................................................................................6
         Futures Activities.......................................................................................7
         Futures Contracts........................................................................................8
         Options on Futures Contracts.............................................................................9
         Hedging Generally........................................................................................9
         Asset Coverage for Forward Contracts, Options, Futures and Options on Futures...........................10
         Foreign Investments.....................................................................................11
                  Foreign Currency Exchange......................................................................11
                  Information....................................................................................12
                  Political Instability..........................................................................12
                  Foreign Markets................................................................................12
                  Increased Expenses.............................................................................12
                  Privatizations.................................................................................12
                  Foreign Debt Securities........................................................................13
                  Sovereign Debt.................................................................................13
                  Brady Bonds....................................................................................14
                  Depository Receipts............................................................................15
                  Emerging Markets...............................................................................15
         U.S. Government Securities..............................................................................16
         Money Market Obligations................................................................................16
                  Repurchase Agreements..........................................................................17
                  Money Market Mutual Funds......................................................................17
         Debt Securities.........................................................................................17
         Below Investment Grade Securities.......................................................................18
         Convertible Securities..................................................................................20
         Structured Securities...................................................................................20
                  Mortgage-Backed Securities.....................................................................20
                  Asset-Backed Securities........................................................................21
                  Loan Participations and Assignments............................................................22
                  Structured Notes, Bonds or Debentures..........................................................22

                  Stand-By Commitments (High Yield Portfolio)....................................................23
                  Collateralized Mortgage Obligations............................................................24
                  Zero Coupon Securities.........................................................................24
         Temporary Defensive Strategies..........................................................................25
         Securities of Other Investment Companies................................................................25
         Lending of Portfolio Securities.........................................................................25
         When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments...........................26
                  To-Be-Announced Mortgage-Backed Securities.....................................................27
         Short Sales.............................................................................................28
         Short Sales "Against the Box"...........................................................................28
         Reverse Repurchase Agreements and Dollar Rolls..........................................................29
         Warrants (Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap
             Portfolio)..........................................................................................30
         Non-Publicly Traded and Illiquid Securities.............................................................30
                  Rule 144A Securities...........................................................................31
         Borrowing...............................................................................................32
         Small Capitalization and Emerging Growth Companies; Unseasoned Issuers..................................32
         "Special Situation" Companies (Blue Chip Portfolio, Small Cap Value Portfolio and
             Strategic Small Cap Portfolio)......................................................................33
         Municipal Obligations...................................................................................33
         General.................................................................................................35
         REITs (Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap
             Portfolio)..........................................................................................35
         Non-Diversified Status (High Yield Portfolio, Strategic Small Cap Portfolio)............................35
INVESTMENT RESTRICTIONS..........................................................................................36
         All Portfolios..........................................................................................36
PORTFOLIO VALUATION..............................................................................................38
PORTFOLIO TRANSACTIONS...........................................................................................40
PORTFOLIO TURNOVER...............................................................................................42
MANAGEMENT OF THE TRUST..........................................................................................43
         Officers and Board of Trustees..........................................................................43
         Trustees' Compensation for the fiscal year ended December 31, 2002......................................51
         Code of Ethics..........................................................................................52
         Investment Advisory Agreements..........................................................................52
         Board Approval of Advisory Agreements...................................................................54
         Administration Agreements...............................................................................55
         Custodian and Transfer Agent............................................................................56
         Distribution and Shareholder Servicing..................................................................57
         Organization of the Trust...............................................................................58
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................59
ADDITIONAL INFORMATION CONCERNING TAXES..........................................................................60
         Investment in Passive Foreign Investment Companies......................................................62

DETERMINATION OF PERFORMANCE.....................................................................................63
INDEPENDENT ACCOUNTANTS AND COUNSEL..............................................................................64
FINANCIAL STATEMENTS.............................................................................................65
MISCELLANEOUS....................................................................................................65
APPENDIX........................................................................................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES

            The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectus for that Portfolio. There are no assurances that the Portfolios will achieve their investment objectives.

            The investment objective of the High Yield Portfolio is high total return.

            The investment objective of the Blue Chip Portfolio is long-term capital appreciation.

            The investment objective of the Small Cap Value Portfolio is a high level of growth of capital.

            The investment objective of the Strategic Small Cap Portfolio is capital appreciation.

            The investment objective of the High Yield Portfolio and Strategic Small Cap Portfolio may be changed by the Board of Trustees without shareholder approval. In addition, subject to shareholder approval, the board is also able to change the investment objective of the Blue Chip Portfolio and Small Cap Value Portfolio without further shareholder action.

            The High Yield Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities which at the time of purchase are rated below investment grade by at least one of the primary ratings services such as the Standard & Poor's division of the McGraw Hill Companies Inc. ("S&P") and Moody's Investors Service ("Moody's").

            The Blue Chip Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index.

            The Small Cap Value Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued.

            The Strategic Small Cap Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies.

            The above percentage requirements will not be applicable during periods when a Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolios' 80% investment policies may be changed by the Board of Trustees of the Trust upon 60 days' notice to shareholders.

General Investment Strategies.

            Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth in this Statement of Additional Information.

            The Portfolios do not represent that these techniques are available now or will be available in the future.

Strategic and Other Transactions.

            Each Portfolio may enter into options, futures or currency transactions for hedging purposes or to increase total return. Up to 25% of a Portfolio's assets may be at risk in connection with these strategies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid and, in the case of writing options, the value of the underlying obligation.

            Options on Securities and Securities Indices and Currency Transactions. Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies.

            Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options.

            Each Portfolio that may write options realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss.

This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

            Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolios' investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust, a Portfolio and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

            Securities Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. Each Portfolio may engage in currency exchange transactions for both hedging purposes and to increase total return.

            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

Futures Activities.

            Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

            Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Hedging Generally.

            In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

            In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

            A Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolios of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

            To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.

            Each Portfolio will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

            For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Foreign Investments.

            The High Yield Portfolio may invest without limit in U.S. dollar-denominated securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. or non-U.S. governments, government entities or political subdivisions ("foreign securities") and up to 10% of its total assets in foreign securities denominated in currencies other than U.S. dollars. The Blue Chip Portfolio and the Strategic Small Cap Portfolio may each invest up to 10%, and the Small Cap Value Portfolio may invest up to 20%, of the value of its net assets in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            Foreign Currency Exchange. Since each Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

            Information. Many of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

            Increased Expenses. The operating expenses of a Portfolio, to the extent it invests in foreign securities, can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

            Privatizations. Each Portfolio may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or-controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. As of January 1, 2002, the euro became the official legal tender of the eleven member states.

            Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

            The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

            Investors should also be aware that certain sovereign debt instruments in which a Portfolio may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Portfolio's ability to dispose of particular issues when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's portfolio and calculating its net asset value.

            Brady Bonds. Each Portfolio may invest in so-called "Brady Bonds," to the extent permitted by its other investment restrictions, which have been issued by, among other countries, Argentina, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, and Venezuela and which may be issued by other Latin American and ex-Soviet Union countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and some are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

            Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

            Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

            Depository Receipts. Assets of the Portfolios may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depository Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs
(CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Portfolios' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

            ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

            Emerging Markets. Each of the Portfolios may, to the extent permitted by its percentage restriction in foreign securities, invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


U.S. Government Securities.

            The obligations issued or guaranteed by the U.S. government in which the Portfolios may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

            Other U.S. government securities in which the Portfolios may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Money Market Obligations.

            Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its net assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

            Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Portfolios enter into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

            Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in a mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

Debt Securities.

            The High Yield Portfolio may invest an unlimited percentage of its net assets in debt securities. The Blue Chip Portfolio, the Small Cap Value Portfolio and the Strategic Small Cap Portfolio each may invest up to 20% of the value of its net assets in debt securities. Any percentage limitation on the ability of the Blue Chip, Small Cap Value and Strategic Small Cap Portfolios to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below. The interest income to be derived may be considered by CSAM as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

            Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

            Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Portfolio, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the security. CSAM may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and not absolute standards of quality.

            Each Portfolio may invest in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders in a Portfolio that invests in zero coupon securities.

Below Investment Grade Securities.

            The High Yield Portfolio will invest in below investment grade securities. The High Yield Portfolio has established no rating criteria for the debt securities in which it may invest.

            The Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio each may invest or hold up to 5% of its net assets in securities rated below investment grade at the time of purchase, which will be included in any overall investment limitation or investment minimum on debt securities.

            Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and not absolute standards of quality.

            Below investment grade securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

            An economic recession could severely disrupt the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

            The market value of below investment grade securities is also more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. A Portfolio will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by S&P and Moody's, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the securities. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Convertible Securities.

            Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Structured Securities.

            The Portfolios may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

            Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities, sponsored by U.S. and foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and CMOs may be less marketable than other securities.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. Each Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Portfolio will therefore not purchase any asset-backed securities which would cause 25% or more of a Portfolio's net assets at the time of purchase to be invested in asset-backed securities.

            Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Portfolio may purchase asset-backed securities that are unrated.

            Loan Participations and Assignments. Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (a "Borrower") and one or more financial institutions ("Lenders"). Many of a Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio's having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

            When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

            There are risks involved in investing in Participations and Assignments. A Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Stand-By Commitments (High Yield Portfolio). The High Yield Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time. The Portfolio does not invest more than 5% of net assets in stand-by commitment agreements.

            The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

            The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

            The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

            The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand-by commitments would not affect the average weighted maturity of the Portfolio's portfolio.

            Collateralized Mortgage Obligations. Each Portfolio may purchase collateralized mortgage obligations (CMOs) which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. IOs and POs issued by entities other than agencies or instrumentalities of the U.S. government are considered to be illiquid securities under current SEC staff guidelines.

            CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only ("PO") class and an interest only ("IO") class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e. payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations. IOs and POs issued by entities other than agencies or instrumentalities of the U.S. government are considered to be illiquid securities under current SEC staff guidelines.

            The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

            Zero Coupon Securities. Each Portfolio may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons.

            A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

Temporary Defensive Strategies.

            When CSAM believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in money market obligations, as described above under "Money Market Obligations."

Securities of Other Investment Companies.

            Each Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, each Portfolio may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Portfolio's total assets and (c) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

            In appropriate circumstances, such as when a direct investment by a Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

Lending of Portfolio Securities.

            A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the

Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 331/3% of the Portfolio's total assets (including the loan collateral) taken at value. A Portfolio will have the right to call such loans and obtain the securities loaned at any time on five days' notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

            By lending its securities, a Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Income received could be used to pay a Portfolio's expenses and would increase an investor's total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Portfolios to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Portfolio's securities will be fully collateralized and marked to market daily.

            The Trust and CSAM have obtained an order of exemption (the "Order") from the SEC to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Portfolios, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM (the "Investment Funds"). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Portfolio's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund or Portfolio that invests in the Investment Funds will do so at the same price as each other fund or Portfolio and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.


            Each Portfolio may purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The High Yield Portfolio may also purchase securities on a forward commitment basis. The High Yield Portfolio may use up to 25% of its net asset to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery. The Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio each may use up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery. The Portfolios do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction.

            Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

            To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio. For a further description of mortgage-backed securities, see "Structured Securities - Mortgage-Backed Securities" above.

Short Sales.

            Each Portfolio may seek to realize additional gains through short sales. In a short sale, a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale, depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

            A Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

            The current market value of securities sold short (excluding short sales "against the box") will not exceed 10% of each Portfolio's net assets.

Short Sales "Against the Box".

            Each Portfolio may enter into short sales "against the box." No more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If a Portfolio engages in a short sale, the collateral for the short position will be segregated by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

            A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If a Portfolio effects a short sale at a time when it has an unrealized gain on securities that are the same or substantially identical to those sold short, it may be required to recognize that gain as if it had actually sold the appreciated securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

Reverse Repurchase Agreements and Dollar Rolls.

            Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time a Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            The Portfolios may also enter into "dollar rolls," in which a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has agreed to purchase. At the time a Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price

(including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Warrants (Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio)

            The Blue Chip Portfolio, the Small Cap Value Portfolio and the Strategic Small Cap Portfolio each may invest up to 10% of its net assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities.

            Each Portfolio may invest in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and certain Rule 144A Securities (as defined below). Each Portfolio may invest up to 15% of its net assets in such securities. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should such Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Portfolio's net assets could be adversely affected.

            The High Yield Portfolio may invest in "Section 4(2) paper." "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Portfolio, which agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.

            Rule 144A Securities. Rule 144A under the Securities Act, adopted by the SEC, allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.



Borrowing.

            Each Portfolio may borrow for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Each Portfolio may borrow up to 33-1/3% of its total assets. Investments (including roll-overs) will not be made when borrowings exceed 5% of a Portfolio's total assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Small Capitalization and Emerging Growth Companies; Unseasoned Issuers.

            Investments in small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Under normal market conditions, each of the Small Cap Value Portfolio and the Strategic Small Cap Portfolio will invest at least 80% of its net assets, the High Yield Portfolio may invest up to 5% of its total assets, and the Blue Chip Portfolio may invest up to 10% of its net assets in unseasoned issuers. For the Small Cap Value Portfolio and the Strategic Small Cap Portfolio, "small" companies are those whose market capitalizations at the time of purchase are within the range of capitalizations of companies in the Russell 2000 Index.

"Special Situation" Companies (Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio)

            The Blue Chip Portfolio, the Small Cap Value Portfolio and the Strategic Small Cap Portfolio each may invest in "special situation" companies. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

Municipal Obligations.

            Each Portfolio may invest in obligations that are issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities, and authorities ("Municipal Obligations") to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. The interest on Municipal Obligations, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from regular federal income tax. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue securities, and the Portfolios may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.

            Among other instruments, the Portfolios may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

            There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that the ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields, while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. CSAM will consider such an event in determining whether a Portfolio should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance

            Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, the laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as the result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

            To the extent a Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of economically related projects or facilities or whose issuers are located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects or facilities to a greater extent than it would be if its assets were not so concentrated.

            Private Activity Bonds; Alternative Minimum Tax Bonds. Each Portfolio may invest in "Alternative Minimum Tax Bonds," which are certain private activity bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Portfolios may be lower than those from other Municipal Obligations acquired by a Portfolio due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

            Variable Rate Notes. Municipal Obligations purchased by the Portfolios may include variable rate demand notes ("VRDNs") issued by industrial development authorities and other governmental entities. VRDNs are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. The interest rates are adjustable at intervals ranging from daily to up to every six months at a prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

            While there may be no active secondary market with respect to a particular VRDN purchased by a Portfolio, the Portfolio may, upon notice as specified in the note, demand payment of the principal of and accrued interest on the note at any time or during specified periods not exceeding one year (depending on the instrument involved) and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Portfolio to dispose of the VRDN involved, in the event the issuer of the note defaulted on its payment obligations and during the periods that a Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

            VRDNs are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolios will have been determined by CSAM to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Portfolios. CSAM monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolios should continue to hold such notes.

General.

            To the extent permitted by their investment restrictions, the Portfolios may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.

REITs (Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio).

            Each of the Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.



Non-Diversified Status (High Yield Portfolio, Strategic Small Cap Portfolio).


            These Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified portfolio, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of its taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers of which the Portfolio has 20% or more voting control and which are in similar or related trades or businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

All Portfolios.

            Certain investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Portfolio's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitations set forth in No. 1 below for the Portfolios) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

            The following investment limitations numbered 1 through 8 are Fundamental Restrictions. Investment limitations 9 through 15 may be changed by a vote of the Board at any time.

            Each Portfolio may not:

            1. Borrow money, except that the Portfolio may (a) borrow from banks and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 33 1/3% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing(1);

            2. Issue any senior securities, except as permitted under the 1940 Act;

            3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as (a) it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and (b) the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting;

            4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein(2);

----------
(1) Subject to shareholder approval, this investment restriction will be revised as follows: "[Each Portfolio may not] borrow money, except to the extent permitted under the 1940 Act."

(2) Subject to shareholder approval, this investment restriction will be revised as follows: "[Each Portfolio may not] purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts."

            5. Purchase or sell commodities or commodity contracts, except that a Portfolio may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and may purchase and sell stock index and currency options, futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis;

            6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction (i) the acquisition of bonds, debentures or other debt instruments or fixed-income securities or interests therein and investment in government obligations, Loan Participations and Assignments and other structured securities, short-term commercial paper, certificates of deposit and bankers' acceptances; and (ii) the purchase of restricted or illiquid securities shall not be deemed to be the making of a loan(3);

            7. Purchase any securities which would cause 25% or more of the value of a Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, or in municipal bonds (including industrial development bonds) and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

            8. For the Blue Chip and Small Cap Value Portfolios only, purchase the securities of any issuer if as a result (a) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer or
(b) the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that these percentage limitations do not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to these percentage limitations.

            In addition to the fundamental investment limitations specified above, the Portfolios may not:

            9. Make investments for the purpose of exercising control or management, but investments by the Portfolio in controlled investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

----------
(3) Subject to shareholder approval, this investment restriction will be revised as follows: "[Each Portfolio may not] make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act."

            10. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and sales of securities, and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts and transactions in currencies;

            11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act;

            12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options, purchase of securities on a "when-issued," forward commitment or delayed-delivery basis, collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts and hedging transactions in general and short sales "against the box";

            13. Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations;

            14. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets; and

            15. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

            For purposes of Investment Limitation No. 12, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by each Portfolio in valuing its assets.

            Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.

            Prices for debt securities supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

            If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

            Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

            Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Portfolio's net asset value is not calculated. As a result, calculation of each Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London

Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

                             PORTFOLIO TRANSACTIONS

            CSAM is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked prices, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

            CSAM will select specific portfolio investments and effect transactions for each Portfolio. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The value of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur. Further, CSAM will only receive brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services.

            For the fiscal year ended December 31, 2002, $4,360 and $365 of total brokerage commissions for the Blue Chip Portfolio and Small Cap Value Portfolio, respectively, was paid to brokers and dealers who provided research services. The Blue

Chip Portfolio and the Small Cap Value Portfolio directed $3,642,622 and $178,662, respectively, in transactions to brokers and dealers who provided such research. Research received from brokers or dealers is supplemental to CSAM's own research program.

            The following table details amounts paid by each Portfolio in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended December 31.

     PORTFOLIO                      YEAR             COMMISSIONS
     ---------                      ----             -----------
Blue Chip Portfolio                 2002               $12,828
                                    2001                     0
Small Cap Value Portfolio           2002               $ 2,109
                                    2001               $   270

            All orders for transactions in securities or options on behalf of a Portfolio are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group. A Portfolio may utilize CSAMSI, the Portfolio's distributor and an affiliate of CSAM, or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount in a manner which CSAM believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

            In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI, CSFB or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, a Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            Transactions for each Portfolio may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

            As of December 31, 2002, the Portfolios held the following securities of their regular brokers or dealers:

Portfolio              Name of Securities                                    Aggregate Value of the Holdings
---------              ------------------                                    -------------------------------
Blue Chip              State Street Bank and Trust Company Euro Time         $129,000
                       Deposit
Small Cap Value        State Street Bank and Trust Company Euro Time         $641,000
                       Deposit

                               PORTFOLIO TURNOVER

            The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, a Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

            It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income.

            For the fiscal years ended December 31, 2001 and 2002, the Blue Chip Portfolio's turnover rate was 2% and 31% and the Small Cap Value Portfolio's turnover rate was 1% and 14%, respectively.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees.

            The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board approves all significant agreements between the Trust on behalf of the Portfolios and the companies that furnish services to the Portfolios, including agreements with the Portfolios' investment adviser, custodian and transfer agent.

The names and birth dates of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                                                                                                  Number of
                                                                                                  Portfolios
                                                                                                  in Fund
                                                    Term of                                       Complex
                                                    Office(4)                                     Overseen
                                    Position(s)     and Length                                    by           Directorships
                                    Held with       of Time      Principal Occupation(s) During   Trustee/     Held by
Name, Address and Date of Birth     Trust           Served       Past Five Years                  Officer      Trustee/Officer
-------------------------------     -----           ------       ---------------                  -------      ---------------
INDEPENDENT TRUSTEES

Richard H. Francis                  Trustee         Since        Currently retired; Executive     54           None
c/o Credit Suisse Asset                             1999         Vice President and Chief
Management, LLC                                                  Financial Officer of Pan Am
466 Lexington Avenue                                             Corporation and Pan American
New York, New York 10017-3140                                    World Airways, Inc. from 1988
Date of Birth:  04/23/32                                         to 1991

Jack W. Fritz                       Trustee         Since        Private investor; Consultant     53           Director of
2425 North Fish Creek Road                          1995         and Director of Fritz                         Advo, Inc.
P.O. Box 1287                                                    Broadcasting, Inc. and Fritz                  (direct mail
Wilson, Wyoming 83014                                            Communications (developers and                advertising)
Date of Birth:  04/22/27                                         operators of radio stations)
                                                                 since 1987

Jeffrey E. Garten                   Trustee         Since 1998(5)Dean of Yale School of           53           Director of
Box 208200                                                       Management and William S.                     Aetna, Inc.;
New Haven, Connecticut  06520-8200                               Beinecke Professor in the                     Director of

(4) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(5) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998, resigned as a Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                                                                                  Number of
                                                                                                  Portfolios
                                                                                                  in Fund
                                                    Term of                                       Complex
                                                    Office(4)                                     Overseen
                                    Position(s)     and Length                                    by           Directorships
                                    Held with       of Time      Principal Occupation(s) During   Trustee/     Held by
Name, Address and Date of Birth     Trust           Served       Past Five Years                  Officer      Trustee/Officer
-------------------------------     -----           ------       ---------------                  -------      ---------------
Date of Birth:  10/29/46                                         Practice of International                     Calpine Energy
                                                                 Trade and Finance;                            Corporation;
                                                                 Undersecretary of Commerce for                Director of
                                                                 International Trade from                      CarMax Group
                                                                 November 1993 to October 1995;                (used car
                                                                 Professor at Columbia                         dealers)
                                                                 University from September 1992
                                                                 to November 1993

Peter F. Krogh                      Trustee         Since        Dean Emeritus and                53           Member of the
301 ICC                                             2001         Distinguished Professor of                    Board of The
Georgetown University                                            International Affairs at the                  Carlisle
Washington, DC 20057                                             Edmund A. Walsh School of                     Companies Inc.;
Date of Birth:  02/11/37                                         Foreign Service, Georgetown                   Member of
                                                                 University; Moderator of PBS                  Selection
                                                                 foreign affairs television                    Committee for
                                                                 series                                        Truman Scholars
                                                                                                               and Henry Luce
                                                                                                               Scholars;
                                                                                                               Senior Associate
                                                                                                               of Center for
                                                                                                               Strategic and
                                                                                                               International
                                                                                                               Studies; Trustee
                                                                                                               of numerous
                                                                                                               world affairs
                                                                                                               organizations

James S. Pasman, Jr.                Trustee         Since        Currently retired; President     55           Director of
c/o Credit Suisse Asset                             1999         and Chief Operating Officer of                Education
Management, LLC                                                  National InterGroup, Inc.                     Management Corp.
466 Lexington Avenue                                             (holding company) from April
New York, New York 10017-3140                                    1989 to March 1991; Chairman
Date of Birth:  12/20/30                                         of Permian Oil Co. from April
                                                                 1989 to March 1991

Steven N. Rappaport                 Trustee         Since        Partner of Lehigh Court,          54           None
Lehigh Court, LLC                                   1999         LLC and RZ Capital since July
40 East 52nd Street,                                             2002; Consultant to SunGard
New York, New York 10022                                         Securities Finance, Inc.
Date of Birth:  07/10/48                                         ("SunGard") from February

                                                                                                  Number of
                                                                                                  Portfolios
                                                                                                  in Fund
                                                    Term of                                       Complex
                                                    Office(4)                                     Overseen
                                    Position(s)     and Length                                    by           Directorships
                                    Held with       of Time      Principal Occupation(s) During   Trustee/     Held by
Name, Address and Date of Birth     Trust           Served       Past Five Years                  Officer      Trustee/Officer
-------------------------------     -----           ------       ---------------                  -------      ---------------
                                                                 2002 to July 2002; President of
                                                                 SunGard from 2001 to February
                                                                 2002; President of Loanet, Inc.
                                                                 (on-line accounting service)
                                                                 from 1995 to 2001; Director,
                                                                 President, North American
                                                                 Operations, and former Executive
                                                                 Vice President from 1992 to 1993
                                                                 of Worldwide Operations of
                                                                 Metallurg Inc. (manufacturer of
                                                                 specialty metals and alloys);
                                                                 Executive Vice President,
                                                                 Telerate, Inc. (provider of
                                                                 real-time information to the
                                                                 capital markets) from 1987 to
                                                                 1992; Partner in the law firm of
                                                                 Hartman & Craven until 1987

INTERESTED TRUSTEE

William W. Priest(6)                Trustee         Since        Co-Managing Partner, Steinberg   60           None
Steinberg Priest & Sloane Capital                   1999         Priest & Sloane Capital
Management, LLC                                                  Management, LLC since March
12 East 49th Street                                              2001; Chairman and Managing
12th Floor                                                       Director of CSAM from 2000 to
New York, New York 10017                                         February 2001, Chief Executive
Date of Birth:  09/24/41                                         Officer and Managing Director
                                                                 of CSAM from 1990 to 2000
OFFICERS

Joseph D. Gallagher(7)              Chief           Since 2003   Managing Director and Chief      --           --
Credit Suisse Asset Management,     Executive                    Executive Officer of CSAM
LLC                                 Officer and                  since 2003; Chief Executive
466 Lexington Avenue                President                    Officer and Director of Credit
New York, New York 10017-3140                                    Suisse Asset Management
Date of Birth:  12/14/62                                         Limited, London, England, from

(6) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provides consulting services to CSAM.

(7) Mr. Gallagher's election as a Trustee of the Board is pending shareholder approval. If elected, he will serve as Chairman of the Board and will be an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.

                                                                                                  Number of
                                                                                                  Portfolios
                                                                                                  in Fund
                                                    Term of                                       Complex
                                                    Office(4)                                     Overseen
                                    Position(s)     and Length                                    by           Directorships
                                    Held with       of Time      Principal Occupation(s) During   Trustee/     Held by
Name, Address and Date of Birth     Trust           Served       Past Five Years                  Officer      Trustee/Officer
-------------------------------     -----           ------       ---------------                  -------      ---------------
                                                                 June 2000 to 2003; Director of
                                                                 Credit Suisse Asset Management
                                                                 Funds (UK) Limited, London,
                                                                 England, from June 2000 to 2003;
                                                                 Managing Director, Head - Asian
                                                                 Corporate Finance and M&A's,
                                                                 Credit Suisse First Boston, Hong
                                                                 Kong, China, from January 1998
                                                                 to May 1999; and Director, Head
                                                                 - Asian Corporate Finance,
                                                                 Credit Suisse First Boston, Hong
                                                                 Kong, China, from October 1993
                                                                 to December 1997; Officer of
                                                                 other Credit Suisse Funds

Hal Liebes, Esq.                    Vice            Since 1999   Managing Director and Global     --           --
Credit Suisse Asset Management,     President and                General Counsel of CSAM;
LLC                                 Secretary                    Associated with CSAM since
466 Lexington Avenue                                             1997; Officer of other Credit
New York, New York 10017-3140                                    Suisse Funds
Date of Birth:  07/06/64

Michael A. Pignataro                Treasurer and   Since 1999   Director and Director of Fund    --           --
Credit Suisse Asset Management,     Chief                        Administration of CSAM;
LLC                                 Financial                    Associated with CSAM since
466 Lexington Avenue                Officer                      1984; Officer of other Credit
New York, New York 10017-3140                                    Suisse Funds
Date of Birth:  11/15/59

Gregory N. Bressler, Esq.           Assistant       Since 2000   Director and Deputy General      --           --
Credit Suisse Asset Management,     Secretary                    Counsel; Associated with CSAM
LLC                                                              since January 2000; Associated
466 Lexington Avenue                                             with the law firm of Swidler
New York, New York 10017-3140                                    Berlin Shereff Friedman LLP
Date of Birth:  11/17/66                                         from 1996 to 2000; Officer of
                                                                 other Credit Suisse Funds

                                                                                                  Number of
                                                                                                  Portfolios
                                                                                                  in Fund
                                                    Term of                                       Complex
                                                    Office(4)                                     Overseen
                                    Position(s)     and Length                                    by           Directorships
                                    Held with       of Time      Principal Occupation(s) During   Trustee/     Held by
Name, Address and Date of Birth     Trust           Served       Past Five Years                  Officer      Trustee/Officer
-------------------------------     -----           ------       ---------------                  -------      ---------------
Rocco A. DelGuercio                 Assistant       Since 1999   Vice President and               --           --
Credit Suisse Asset Management,     Treasurer                    Administrative Officer of
LLC                                                              CSAM; Associated with CSAM
466 Lexington Avenue                                             since 1996; Officer of other
New York, New York 10017-3140                                    Credit Suisse Funds
Date of Birth:  04/28/63

Joseph Parascondola                 Assistant       Since 2000   Assistant Vice President -       --           --
Credit Suisse Asset Management,     Treasurer                    Fund Administration of CSAM
LLC                                                              since April 2000; Assistant
466 Lexington Avenue                                             Vice President, Deutsche Asset
New York, New York 10017-3140                                    Management, from January 1999
Date of Birth:  06/05/63                                         to April 2000; Assistant Vice
                                                                 President, Weiss, Peck & Greer
                                                                 LLC, from November 1995 to
                                                                 December 1998; Officer of
                                                                 other Credit Suisse Funds

Robert M. Rizza                     Assistant       Since 2002   Assistant Vice President of      --           --
Credit Suisse Asset Management,     Treasurer                    CSAM; associated with CSAM
LLC                                                              since March 1998; Officer of
466 Lexington Avenue                                             other Credit Suisse Funds
New York, New York 10017-3140
Date of Birth:  12/09/65

             OWNERSHIP IN SECURITIES OF THE TRUST AND TRUST COMPLEX

As reported to the Trust, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2002.

                                                                              Aggregate Dollar Range of Equity
                                                                              Securities in all Registered
                                                                              Investment Companies Overseen by
                                     Dollar Range of Equity                   Trustee in Family of Investment
Name of Trustee                      the Trust Securities in                  Companies*,(8)
---------------                      -----------------------                  --------------
INDEPENDENT TRUSTEE

Richard H. Francis                         A                                      E
Jack W. Fritz                              A                                      E
Jeffrey E. Garten                          A                                      A
Peter F. Krogh                             A                                      D
James S. Pasman, Jr.                       A                                      C
Steven N. Rappaport                        A                                      D

INTERESTED TRUSTEE (9)

William W. Priest                          A                                      A





----------
*   Key  to Dollar Ranges:
      A.    None
      B.    $1 - $10,000
      C.    $10,000 - $50,000
      D.    $50,000 - $100,000
      E.    Over $100,000

(8) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(9) As of December 31, 2002, Mr. Gallagher did not hold any of the Trust's equity securities or equity securities in any registered investment Company to be overseen by Mr. Gallagher (if elected as a Trustee) in the Family of Investment Companies.

            Mr. Rappaport informed the Trust that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31,2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

            No employee of CSAM, CSAMSI, State Street Bank and Trust Company, the Trust's co-administrator, or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. For each fund in the Credit Suisse family of funds, each Trustee who is not a director, trustee, officer or employee of CSAM, CSAMSI, State Street Bank and Trust Company or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

            The Trust's Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee are all the Trustees who are not "interested persons" of the Trust and the Portfolios as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

            In accordance with its written charter adopted by the Board of Trustees, the Audit Committee oversees the financial reporting process of the Portfolios and monitors the valuation of assets of the Portfolios. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the audit plan and audit fees charged, and reviews the results of the Portfolio's annual audits. The Audit Committee also considers the scope and amount of non-audit services provided to the Trust, its adviser and affiliates by the independent public accountants. During the Trust's most recent fiscal year, the Audit Committee met four times.

            The Nominating Committee is charged with the duty of selecting and nominating candidates for election to the Board as Independent Trustees. The Nominating

Committee will consider nominees recommended by the Trust's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary. The Nominating Committee also considers the appointment of independent legal counsel to the independent Trustees. The Nominating Committee met twice during the Trust's most recent fiscal year.

Trustees' Compensation for the fiscal year ended December 31, 2002

                                                              Total Compensation        Total Number
                                                                     from               of Portfolios
                                                                 all Investment           for Which
                                                                   Companies           Trustee Serves
                             Blue Chip       Small Cap Value      in the Fund            Within Fund
Name of Trustee(9)           Portfolio          Portfolio           Complex                Complex
------------------           ---------          ---------           -------                -------
William W. Priest(10)           None               None             None                      60
Richard H. Francis              $201               $326           $ 82,015                    54
Jack W. Fritz                   $174               $299           $ 64,640                    53
Jeffrey E. Garten               $201               $326           $ 71,515                    53
Peter F. Krogh                  $201               $326           $ 75,015                    53
James S. Pasman, Jr             $201               $326           $110,015                    55
Steven N. Rappaport             $218               $352           $ 84,360                    54

--------------------------

 (9) Mr. Gallagher is an "interested person" of the Trust and, accordingly, if elected a Trustee of the Trust will receive no compensation from the Trust or any other investment Company advised by CSAM.

(10) Mr. Priest is an "interested person" of the Trust and, accordingly, receives no compensation from the Trust or any other investment company advised by CSAM.




As of March 4, 2003, Trustees and officers as a group owned of record less than 1% of each Portfolio's outstanding shares.

Investment Advisory Agreements.

            CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Portfolio pursuant to a written investment advisory agreement between CSAM and the Portfolio (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of December 31, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $297.4 billion, with $52.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

            The Advisory Agreement between each Portfolio and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Board of Trustees or by a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act.

            Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

            Each Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Portfolio and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

            Each Portfolio bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Portfolio. General expenses of the Portfolios not readily identifiable as belonging to a particular Portfolio are allocated among all Portfolios by or under the direction of the Trust's Board of Trustees in such manner as the Board determines to be fair and accurate. Each class of the Small Cap Value Portfolio pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

            Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Portfolio or to shareholders of the Portfolio to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

            Each Portfolio or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            For the services provided by CSAM, each Portfolio pays CSAM a fee calculated daily and paid monthly at the following annual rates of such Portfolio's average daily net assets:

Name of Portfolio                        Advisory Fee Rate
-----------------                        -----------------
Blue Chip                                0.75% of average daily net assets up
                                         to and including $100 million
                                         0.50% of average daily net assets in
                                         excess of $100 million

High Yield                               0.70% of average daily net assets

Small Cap Value                          0.875% of average daily net assets up
                                         to and including $100 million 0.750% of
                                         average daily net assets in excess of
                                         $100 million up to and including $200
                                         million 0.50% of average daily net
                                         assets in excess of $200 million

Strategic Small Cap                      0.95% of average daily net assets

            For the fiscal years ended December 31, 2002 and 2001, respectively, investment advisory fees earned or accrued by CSAM from the Blue Chip Portfolio and Small Cap Value Portfolio, and fees voluntarily waived by CSAM with respect to these Portfolios, were as follows:

                                 Fees Earned or  Fees Waived     Fees Earned or
                                 Accrued for     for the Fiscal  Accrued for
                                 the Fiscal      Year Ended      the Fiscal
                                 Year Ended      December 31,    Period Ended
                                 December 31,    2002            December 31,
                                 2002                            2001
Blue Chip Portfolio              $154,741        $42,991         $3,189

Small Cap Value Portfolio        $ 76,894        $72,030         $2,470

Board Approval of Advisory Agreements

            In approving the Advisory Agreement for each Portfolio, the Board of Trustees of the Trust, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Portfolio, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Portfolio. The Board of Trustees also considered the Portfolio's performance relative to a selected peer group, the Portfolio's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Trustees noted information received at regular meetings throughout the year related to Portfolio performance and services rendered by CSAM, and benefits accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Portfolio. The Board reviewed the profitability to CSAM and its affiliates of their services to the Portfolio and considered whether economies of scale in the provision of services to the Portfolio were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Portfolio expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. For High Yield and Strategic Small Cap Portfolios, the Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as Portfolio assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of each Portfolio and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.


Administration Agreements

            CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Portfolio pursuant to separate written agreements with the Portfolio (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

            CSAMSI has served as co-administrator to each Portfolio since its inception. For the services provided by CSAMSI under the CSAMSI
Co-Administration Agreement,
each Portfolio pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10% of the Portfolio's average daily net assets.


            State Street became co-administrator to each Portfolio on May 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Small Cap Value Portfolio bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Portfolio at the time of calculation. For the period from May 1, 2002 through December 31, 2002, the Blue Chip Portfolio and Small Cap Value Portfolio paid State Street fees under the State Street Co-Administration Agreement of $10,371 and $6,021, respectively, including out-of-pocket expenses.

            PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Portfolio prior to May 1, 2002. PFPC received from each Portfolio a fee calculated at an annual rate of .075% of the Portfolio's first $500 million in average daily net assets, ..065% of the next $1 billion in average daily net assets and .055% of average daily net assets exceeding $1.5 billion, exclusive of out-of-pocket expenses.

Co-Administration Fees paid to PFPC
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

                                    Fiscal period       January 1, 2002 -
                                        ended            April 30, 2002
                                  December 31, 2001
Blue Chip Portfolio                 $ 574  ($319)       $4,919  ($4,105)

Small Cap Value Portfolio           $ 467  ($212)       $2,571  ($1,732)

Co-Administration Fees paid to CSAMSI

                                     Fiscal period     Fiscal year ended
                                         ended         December 31, 2002
                                   December 31, 2001
Blue Chip Portfolio                      $ 425              $20,632
Small Cap Value Portfolio                $ 282              $ 8,788

Code of Ethics.

            The Trust, CSAM and CSAMSI have each adopted a written Code of Ethics (the "CSAM Code"), which permits personnel covered by the CSAM Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolios. The CSAM Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolios; and (4) Covered Persons may not invest in initial public offerings.

            The Board reviews the administration of the Codes at least annually and may impose sanctions for violations of the Codes.

Custodian and Transfer Agent.

            State Street acts as the custodian for each Portfolio and also acts as the custodian for the Portfolios' foreign securities pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and
(e) makes periodic reports to the Trust's Board concerning each Portfolio's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios. For this service to the Portfolios under the Custodian Agreements, State Street receives a fee which is calculated based upon each Portfolio's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

            Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


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
Distribution and Shareholder Servicing.

            Distributor. CSAMSI serves as distributor of each Portfolio's shares. CSAMSI offers the Portfolios' shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

            The Trust has adopted a Distribution Agreement (the "Distribution Agreement") and a 12b-1 Plan for the Class 2 shares of the Small Cap Value Portfolio, to permit the Trust to compensate CSAMSI for activities associated with the distribution of these shares.

            12b-1 Plan provides that a distribution and shareholder servicing fee of .25% per year of the average daily net assets of the Class 2 shares of the Small Cap Value Portfolio will be paid as compensation to CSAMSI.

            With respect to the Class 2 shares of the Small Cap Value Portfolio, CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Portfolio shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the Small Cap Value Portfolio may reimburse a portion of these payments.

            The 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Trustees who are not interested persons of the Trust or the Portfolio and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Trustees"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the same manner. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the shares of the Small Cap Value Portfolio.

            Payments by the Small Cap Value Portfolio to CSAMSI under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

            CSAMSI provides the Board of the Small Cap Value Portfolio with periodic reports of amounts spent under the 12b-1 Plan and the purposes for which the expenditures were made.

            Shareholder Servicing. The Trust has authorized certain insurance companies ("Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the relevant Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may


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
impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio's shares are purchased directly from the Trust.

            For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..40% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolios (the "Service Fee"). Service Organizations may also be paid additional amounts related to marketing costs. Service Fees may be paid on a one-time or ongoing basis. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Portfolios may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

Organization of the Trust.

            The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of eleven series have been authorized, four of which constitute the interests in the Portfolios. The Small Cap Value Portfolio has two classes of shares of beneficial interest outstanding: the Small Cap Value initial class of shares and the Small Cap Value Class 2 shares. The Emerging Markets, Large Cap Value, International Focus, Global Post-Venture Capital, Small Cap Growth, Emerging Growth and Global Technology Portfolios of the Trust, respectively, are described in separate Prospectuses and Statements of Additional Information. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

            Effective May 1, 2001, the Trust was renamed "Credit Suisse Warburg Pincus Trust." On December 12, 2001, the "Credit Suisse Warburg Pincus Trust" changed its name to "Credit Suisse Trust." On or about December 12, 2001, the "Small Company Growth Portfolio," "Value Portfolio," "International Equity Portfolio" and "Global Telecommunications Portfolio" changed their names to the "Small Cap Growth Portfolio," "Large Cap Value Portfolio," "International Focus Portfolio," and "Global Technology Portfolio," respectively.

            When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a participating insurance company ("Participating Insurance Company") is required to request voting instructions from the owners of separate account variable contracts ("Variable Contracts") and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Tax-qualified pension and retirement plans ("Plans") may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

            Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

            All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

            Subject to shareholder approval, the Trust's Declaration of Trust will be amended to provide that redemptions at the option of the Trust will be permitted if the Trustees determine in their sole discretion, subject to applicable law, that such redemption is in the best interests of the holders of the shares of the Trust or of any Portfolio.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its net asset value per share.

            Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The discussion set out below of tax considerations generally affecting each Portfolio and its shareholders is intended to be only a summary of certain material federal tax considerations and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

            Each Portfolio intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

            As a regulated investment company, each Portfolio will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain it does not distribute will be subject to tax at regular corporate rates.

            The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

            If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure


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
to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. The Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

            A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

            Investments by a Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, but a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

            Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Foreign Investments

            Dividends or other income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. The foreign taxes paid by a Portfolio will reduce its return from investments in the Portfolio.

Investment in Passive Foreign Investment Companies.

            If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of such shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to deferred taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

            A Portfolio may be eligible to elect Qualified Electing Fund treatment with respect to its PFIC investments, which would require the Portfolio to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of PFIC stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

            Alternatively, a Portfolio may in some cases make a mark-to-market election that will result in the Portfolio's being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. If such an election were made, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized PFIC gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The

Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                          DETERMINATION OF PERFORMANCE

            From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. Such total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio.

            Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return, or "T," is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

            When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

            A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth above, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.


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
            A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section.

            A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the High Yield Portfolio, with the Salomon Smith Barney High-Yield Market Index and with appropriate indices prepared by Frank Russell Company relating to securities represented in the Portfolio, which are unmanaged indices of fixed income securities; in the case of the Blue Chip Portfolio, with the S&P 500 Index and with appropriate indices prepared by Frank Russell Company relating to securities represented in the Portfolio, which are unmanaged indices of common stocks; in the case of the Small Cap Value Portfolio, with the Russell 2000(R) Index, Russell 2000(R) Value Index and with other appropriate indices prepared by Frank Russell Company relating to securities represented in the Portfolio, which are unmanaged indices of common stocks; in the case of the Strategic Small Cap Portfolio, with the Russell 2000(R) Growth Index and with other appropriate indices prepared by Frank Russell Company relating to securities represented in the Portfolio which are unmanaged indices of common stocks; and (iii) other appropriate indices of investment securities or with data developed by CSAM derived from such indices. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Inc. or similar investment services that monitor mutual funds.

            In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


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
                       INDEPENDENT ACCOUNTANTS AND COUNSEL

            PricewaterhouseCoopers LLP ("PwC") with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Trust and provides legal services from time to time for CSAM and CSAMSI.

                              FINANCIAL STATEMENTS

            The Trust will furnish without charge a copy of each Portfolio's Annual Reports upon request by calling the Trust at 1-800-222-8977. Because the High Yield Portfolio and the Strategic Small Cap Portfolio have not yet commenced operation, they have no financial information to report.

                                  MISCELLANEOUS

            As of March 4, 2003, the name, address and percentage of ownership of each person that owns of record 5% or more of each Portfolio's outstanding shares were as follows:

Blue Chip Portfolio                      Shares
Fidelity Investment                      72.32%
Institutional
Operations CNT as Agent for
certain employee benefit plans
100 Magellan Way
Covington, KY 41015-1999

AIG Life Insurance Co # 2                27.20%
2727 A-Allen Pkwy
P.O. Box 1591
Houston, TX 77251-1591

Small Cap Portfolio                      Shares

AIG Life Insurance Co # 2               100.00%
2727 A-Allen Pkwy
P.O. Box 1591
Houston, TX 77251-1591


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
                                    APPENDIX

                             DESCRIPTION OF RATINGS
Commercial Paper Ratings

            Commercial paper rated A-1 by the Standard & Poor's Division of The McGraw-Hill Companies Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

            The following summarizes the two highest ratings used by S&P for short-term notes:

            SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

            SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

            The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

            MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

            MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

            The following summarizes the ratings used by S&P for Municipal
Obligations:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

            BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the highest four municipal ratings used by
Moody's:

            Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.